[LOGO OF PAYDEN FUNDS]



    P  ANNUAL REPORT   OCTOBER 31, 2001


                         (F)

Contents
    ------------------------------------------------------------------------

     .        Chairman's Letter
     i        Management Discussion and Analysis
     1        Portfolio Highlights and Investments
     49       Statements of Cash Flows
     50       Statements of Assets and Liabilities
     54       Statements of Operations
     58       Statements of Changes in Net Assets
     66       Notes to Financial Statements
     74       Financial Highlights
     85       Independent Auditors' Report
     86       Trustees

                                                                   Annual Report

Dear Investors
    ---------------------------------------------------------------------------
How have our lives changed since September 11th?

       On an emotional and spiritual level, I think views on life have changed a great deal. From the stories we hear, people's priorities have changed and we have all felt this tragic event very keenly. You may have had similar experiences in your interactions on personal and business levels. Hopefully, some of these trends will continue so that the world might be a kinder and gentler place.

  The immediate impact on the financial industry after September 11th, as evidenced in capital markets around the world, was dramatic. Looking back, now that we have had a few months to gain some perspective, it is apparent that many of the trends compounded by this event were already under way prior to the attacks on The World Trade Center and The Pentagon.

  Investors are now seeking assurance of a return to normalcy. To address this issue, we think it necessary to look back over the past year or two. This period reflected accelerated change in technology, as well as rapid growth of instant global communications. The amount of capital raised during the expansion from 1997 to 2000 approached $6 trillion. However, around the spring of 2000, reality set in with the realization that to be successful businesses have to cover costs and presumably produce steady earnings for shareholders. Circumstances accelerated this reality at the beginning of 2001. A dramatic slowdown in the U.S. economy and a deterioration of hard earned wealth was witnessed in many areas.

  Especially in the current financial environment, people must effectively manage their investments. At Payden & Rygel, we have always believed in balanced portfolios and long-term investment strategies that help investors navigate through times of economic uncertainty. No one could have predicted the events our nation recently endured, nor the ripple effect of instability that moved through the world in their wake. We are proud to be holding fast and strong in spite of the many challenges, and we can assure you that we will continue to generate investment products that will help you achieve your long-term financial goals and get you through both the best and the most difficult of times.

The Importance of Bonds in a Declining Market

  Recently, many investors have come to realize the importance of diversification and the value of including more income producing investments, such as bonds, in their portfolios.

  Several of our bond funds are currently posting impressive returns in their investment categories. Lipper Analytical Services rates our Payden GNMA Fund among the top 10 percent of the 65 funds in the Government National Mortgage Association (GNMA) category for total return since the fund's inception in August 1999, through October 31, 2001.

    ---------------------------------------------------------------------------

  In addition, consider any one of the following funds rated either four or five stars by Morningstar:

The Payden Global Short Bond, Global Fixed Income, Limited Maturity, Short Bond, and U.S. Government Funds have earned a Morningstar(TM) rating of ***** out 1,353 funds in the Taxable Bond Fund category for the 5-year period ended October 31, 2001*.

The Payden Global Balanced Fund has received a Morningstar(TM) rating of **** out of a total of 1,309 funds in the International Equity category for the 3-year period ended October 31, 2001*.

The Payden Investment Quality Bond Fund has achieved a Morningstar(TM) rating of ***** out of 1,353 funds in the Taxable Bond Fund category for the 5-year period ended October 31, 2001*.

The Payden Short Duration Tax Exempt Fund has earned a Morningstar(TM) rating of ***** out of a total of 1,647 funds in the Municipal Bond category for the 3-year period ended October 31, 2001*.

The Payden Tax Exempt Bond Fund has received a Morningstar(TM) rating of
 **** out of a total of 1,442 funds in the Municipal Bond Fund category for the 5-year period ended October 31, 2001*.

Finally, the Payden High Income Fund has achieved a Morningstar(TM) rating of
 **** for the 3-year period ended October 31, 2001, out of a total of 378 funds in the High Yield Bond sub-category*.


  We offer an array of investment strategies with a focus on protecting your assets in unpredictable financial climates. Please let us know what we can do to help you through these shifting times.

  Thank you for investing with us.

Joan A. Payden
Chairman & CEO                                         [LOGO OF PAYDENFUNDS]
The Payden & Rygel Investment Group


-----------------
* Morningstar's proprietary ratings reflect historical risk-adjusted performance as of October 31, 2001, and are subject to change monthly. Specifically, Morningstar's overall ratings are calculated from a fund's three-, five- and ten-year average annual returns (if applicable) in excess of 90-day Treasury bill returns with appropriate adjustments for fees and a risk factor that reflects performance below a 90-day Treasury bill return. The top 10% of the funds in an investment category or subcategory receive five stars and the next 22.5% receive four stars.

Management Discussion and Analysis


Fixed Income Markets

Short Duration Strategies

The Federal Reserve Board steadily reduced the Federal Funds rate during 2001, driving average money market yields down to 2.75%. By maintaining a longer average maturity profile, the Bunker Hill Money Market Fund sustained higher yields and achieved an annual return of 4.83% for the year ended October 31, 2001, 0.53% above the annual return on the average money market fund. The Fund's benchmark, iMoneyNet Money Fund Report, returned 4.30% for the fiscal year.

In order to mitigate the impact of declining reinvestment rates, the Limited Maturity Fund maintained an extended maturity profile, achieving an annual return of 7.44% for the fiscal year, versus 5.17% for its benchmark, the Merrill Lynch 90-Day Treasury Bill Index. The Fund received an impressive ***** Morningstar(TM) rating out of 1,353 funds in the Taxable Bond category for the five year period ended October 31, 2001./1/

The Short Bond Fund ended the fiscal year with an annual return of 11.51%, versus 10.85% for its benchmark, the Merrill Lynch 1-3 Year Treasury Index. Since longer maturity securities gain more from price appreciation as interest rates fall, the Fund targeted a weighted average maturity three months beyond that of the benchmark most of the year in anticipation of continuing rate reductions by the Federal Reserve Board. In addition, increased allocations to higher yielding non-U.S. Treasury securities, such as corporate bonds and asset-backed securities, succeeded in garnering further performance gains. This Fund also earned a ***** Morningstar(TM) rating out of 1,353 funds in the Taxable Bond category for the five year period ended October 31, 2001./1/

The U.S. Government Fund also targeted an average maturity four months longer than its benchmark in order to capitalize on higher price appreciation resulting from falling interest rates, particularly among two-year to three-year maturity securities. The Fund's annual return was 12.95%, 0.89% over its benchmark, the Merrill Lynch 1-5 Year Treasury Index. Allocations to U.S. government agency and mortgage-backed securities further lifted the Fund's total return through their added yield. This Fund also has a ***** Morningstar(TM) rating out of 1,353 funds in the Taxable Bond category for the five year period ended October 31, 2001./1/

The GNMA Fund returned 13.00% for the year ended October 31, 2001. The Fund's return compares favorably against its peer-group, and against the Merrill Lynch GNMA Master Index return of 12.57%. Lipper Analytical Services ranks our Fund in the top 10% of the 65 funds in its GNMA category based on total return since its inception in August 1999 through October 31, 2001. The Fund kept a consistent structure and strategy throughout most of the past year that focused on maintaining a high yield without sacrificing structure or exposure to securities with exceedingly high prepayment risk. Payden & Rygel, the Adviser, structured the Fund to perform well in an environment of falling mortgage rates, due to a softening economy and the significant decimation of wealth from poorly performing equity markets. The strategy primarily entailed owning pools of mortgages with lower rates, as well as mortgage pools that are more seasoned. In addition, the Fund allocated a small portion of assets to long maturity U.S. Treasury bonds. The immediate outlook for the
-------
/1/ (C)2001 by Morningstar. All rights reserved. Morningstar's proprietary ratings reflect historical risk-adjusted performance as of October 31, 2001, and are subject to change monthly. Specifically they are calculated from the fund's 3- and 5-year average annual returns in excess of 90-day Treasury bill returns with appropriate adjustments for fees and a risk factor that reflects performance below a 90-day Treasury bill return. The top 10% of the funds in an investment category receive five stars.

Management Discussion and Analysis

Fund's strategy has not changed appreciably, given the likelihood of further economic weakness stemming from September's terrorist attacks. Over the next three to six months, the Fund will look for opportunities to maintain its yield in a lower rate environment as well as protect principal in the event interest rates rise due to improving economic conditions.

Core Bond and Intermediate Maturity Strategies

The fundamental story of the last twelve months has been the deteriorating economy. This is reflected by the Gross Domestic Product figures for the four quarters ended September 30, 2001. In chronological order, the results were:
1.9%, 1.3%, 0.3% and -0.4%. Intertwined were the horrific events of September 11th and the recent announcement by the Treasury Department that the U.S. Government will no longer issue 30-year Treasury bonds. These events caused fixed income yields to decline and thus prices to increase.

After raising the Fed Funds target to 6.5% in 2000, which in hindsight was too tight, the Federal Reserve Board started an unprecedented march towards a significantly lower Fed Funds target. During the year ended October 31, 2001, the Federal Reserve Board lowered the target nine times by a total of 400 basis points. Seven of the nine rate cuts were by 50 basis points, as compared to the customary 25 basis point cuts. As a result of these cuts, the yield curve steepened dramatically. The 2-year Treasury dropped 3.5% in yield to end at 2.41%, while the 30-year Treasury dropped 0.90% in yield to end at 4.87%.

Core bond portfolios acted as a very good hedge against both stocks and cash instruments. As stocks were declining in price and cash instruments were declining in available yield, our core bond portfolios have performed exceedingly well. For the year ended October 31, 2001, the Investment Quality Bond Fund returned 15.70% and the Total Return Fund earned 13.38%, versus 14.55% for the Funds' benchmark, the Lehman Aggregate Index. The difference in returns between the two Funds can be attributed to high yield securities, which are part of the Total Return Fund, but which are not part of the Investment Quality Bond Fund. While, the high yield sector had positive performance for the period, it could not keep up with the strength in the investment grade sectors. The Investment Quality Bond Fund earned a **** Morningstar(TM) rating out of 1,353 funds in the Taxable Bond category for the five year period ended October 31, 2001./2/

Global Strategies

Our global bond Funds posted healthy positive returns for the year ended October 31, 2001. The Global Fixed Income Fund returned 11.42% for the year, versus 11.80% for the J.P. Morgan Global Bond Index-Hedged, and 14.96% for the Lehman U.S. Treasury Index. The Global Short Bond Fund returned 8.36% for the year, versus 10.85% for the Merrill Lynch 1-3 Year Treasury Index. Both Funds received ***** Morningstar(TM) ratings out of 1,353 funds in the Taxable Bond category for the five year period ended October 31, 2001./2/ Fixed-income securities around the world rose in price, as signs emerged that the economy in the U.S. was slowing and the Federal Reserve Board's primary concern of an overheating economy in December 2000 quickly turned to worries about a recession. The value of bonds fluctuates with the market's expectations for future inflation. Slowing economic activity reduces concerns about inflation and pushes up bond prices.

-------
/2/(C)2001 by Morningstar. All rights reserved. Morningstar's proprietary ratings reflect historical risk-adjusted performance as of October 31, 2001, and are subject to change monthly. Specifically they are calculated from the fund's 3- and 5-year average annual returns in excess of 90-day Treasury bill returns with appropriate adjustments for fees and a risk factor that reflects performance below a 90-day Treasury bill return. The top 10% of the funds in an investment category receive five stars and the next 22.5% receive four stars.

Management's Discussion and Analysis continued

The U.S. economy, which had been the engine of global growth for the last several years, was already showing vulnerability prior to the tragic events of September 11th. By the end of October, the Federal Reserve Board had cut overnight interest rates a total of 400 basis points in an effort to address falling consumer confidence and stagnating capital investment. Non-U.S. fixed income securities mirrored, but lagged the U.S. powered rally as central banks synchronized their easing cycles in an effort to add liquidity and stimulus into their respective domestic economies.

In the Global Fixed Income Fund, our overweight country allocation to the U.S. and European government securities helped performance, as slowing global growth helped yield curves rally across all maturities. However, our high quality-corporate exposure hurt returns as economic uncertainty and earnings erosion resulted in spreads widening from previous year's levels.

The Global Short Bond Fund, which invests in bonds with maturities less than five years, benefited from the dramatic drop in short-maturity bond yields, as central banks cut overnight interest rates. This effect was mainly in the government securities held by the Fund, with the corporate holdings under-performing.

The U.S. dollar reversed its several year one-way strengthening trend against most foreign currencies. As the U.S. economy has exhibited signs of overall slowing and weakness, investors are concerned the U.S.'s current account deficit of 4.5% will force the dollar to weaken, thus making U.S. assets become less desirable to hold. We have maintained our currency-hedged position over the last year, which has protected both Funds from an appreciating U.S. dollar against the Japanese yen and Canadian dollar. The hedge also benefited both Funds by removing the volatility against the wide range of trading exhibited against the British pound and Australian dollar, but it detracted from the potential gains of an appreciating euro and New Zealand dollar.

High Yield Strategies

The year ended October 31, 2001 has been challenging for the high yield bond market. The slowing U.S. and global economies have stymied growth and hurt the operating and financial performance of many high yield companies. The economic slowdown has caused some high yield issuers to default on their obligations. The default rate has been trending higher over the past two years, and this was exacerbated by the volatility in the telecommunications sector in 2001. This sector, however, is expected to stabilize by mid 2002. Prior to the tragic events of September 11th, the high yield market (excluding the telecom sector) had generated solid returns in 2001, as investors were attracted by the available superior risk-adjusted returns. The economic weakness was compounded by the tragic events of September 11th, with the resulting decline in consumer confidence and spending. The uncertainty caused a massive sell-off in the capital markets, including the high yield sector. Investors sold bonds in the airlines, gaming, and lodging sectors, given the expected decline in both business and consumer travel. Most high yield funds were down 6%-7% during September 2001, with the High Income Fund down 5.99%. This Fund earned a **** Morningstar(TM) rating out of 378 funds in the High Yield Bond sub-category for the three year period ended October 31, 2001./3/ The high yield market did recover a portion of the September losses in October, when investors bought into what had been an over-sold market. For the year ended October 31, 2001, the Fund generated a total return of 1.38%, with the
-------
/3/(C)2001 by Morningstar. All rights reserved. Morningstar's proprietary ratings reflect historical risk-adjusted performance as of October 31, 2001, and are subject to change monthly. Specifically they are calculated from the fund's 3- and 5-year average annual returns in excess of 90-day Treasury bill returns with appropriate adjustments for fees and a risk factor that reflects performance below a 90-day Treasury bill return. The top 10% of the funds in an investment category receive five stars and the next 22.5% receive four stars.

Management Discussion and Analysis
overall performance diminished by the events of September 2001. The Fund's benchmark returned 2.52% for the one-year period. It is important to note that in a challenging high yield environment, the Fund has not experienced a default, which speaks well to its investment style.

Going forward, the Fund is defensively positioned to withstand the likely volatility in the high yield market over the next three to six months. We have over-weighted those sectors we expect to outperform in a slowing U.S. economy. these defensive sectors include, cable, consumer products, energy and healthcare. In these sectors, we focus only on the top-tier companies. The current accommodative monetary and expansionary fiscal policies in the U.S. will likely be positive for the high yield sector, as they should help to jump-start the U.S. economy.

Emerging Markets Strategies

During the year ended October 31, 2001, overall emerging market spreads, as measured by the J.P. Morgan EMBI+Index, widened approximately 330 basis points, ending October 2001 at a level of 1085 basis points over that of U.S. Treasuries. While credit trends in emerging market countries such as Mexico and Russia continue to be positive, overall emerging market spreads, as measured by major indices, have been on a widening trend since the end of January 2001. This is primarily due to difficulties evidenced by spread widening in Argentina, which is a significant component of the emerging market indices.

Argentina has experienced rising political instability, continued economic recession, and fragile debt dynamics, which have caused Argentine debt instruments to significantly underperform in comparison to the rest of the emerging market countries. The country's credit rating has deteriorated dramatically, and is now rated Caa3/CC. The Argentine crisis has not detracted, however, from strong positive performance by most other emerging market countries. This is because the problems in Argentina have been widely recognized, and there is also less leverage in emerging markets than in previous periods such as 1998.

The strategy of the Emerging Markets Bond Fund during this period has been to overweight Russia and Central Europe, although we have had no exposure to Turkish bonds during this period, and to stay neutral to underweight in Latin America. There we favor countries such as Mexico with improving fundamentals and upgrade potential. Within Latin America, we significantly reduced our exposure to both Argentina and Brazil in March 2001 due to growing concerns about Argentina's political fragility and external financing needs, and to potential financial contagion to Brazil. We then exited Argentine bonds completely in September 2001, given the uncertain global backdrop following the destabilizing events in the U.S. We have been neutral in Asia and underweighted in Africa.

The Fund returned 11.85% for the year ended October 31, 2001, versus 11.87 for its benchmark, the J.P. Morgan EMBI Global Constrained Index and is significantly higher than the 5.5% return on the EMBI Global Index. We expect that the resolution of the Argentina crisis, which will most likely occur through a debt restructuring, will be an excellent entry point into the asset class, given the relative cheapness of the market and high current cash levels.

Tax Exempt Bond Strategies

The municipal market posted another year of strong performance, as the dramatic slowdown in the U.S. economy led to substantially lower interest rates. California's utility crisis also played a key role in performance, temporarily causing weakness in the California tax-exempt market, but supporting the broader market as investors diversified into other regions of the country. However, conservation efforts, mild weather and a potential bond solution ultimately mitigated some of the problems California faced. Finally, the tragedy of September 11th caused many investors to seek financial safety in the bond market, which drove bond prices higher.

                                    Management Discussion and Analysis continued

The most important determinant of market performance this past year was the dramatic slowdown in the U.S. economy. In order to stimulate the economy and bolster consumer confidence, the Federal Reserve Board aggressively eased monetary policy, lowering the Federal Funds rate from 6.50% to 2.50%, through 9 rate reductions. Assets began to shift out of the equity market and into the fixed income market, as corporate profits came under pressure.

California's utility crisis contributed to the economic uncertainty. Utilities were faced with soaring wholesale power costs, while the retail price they could charge consumers remained fixed. This led the State's largest utility to file for reorganization under Chapter 11 of the U.S. Bankruptcy Code. The State began to purchase power on behalf of the utilities, paying for it from the State's general fund. Consequently, the major ratings agencies, Moody's and Standard & Poor's, lowered California's general obligation debt rating. The market became concerned about the financial strength of California issuers and investors shifted their purchases to municipal bonds issued in other regions of the country. Fortunately, the State experienced a relatively mild summer and fuel prices began to decline. Demand returned to the California municipal market, as the State worked on a solution that would allow for the issuance of $12 billion of debt to replenish the State's general fund and restore the utilities to financial solvency.

The fiscal year ended with the horrific events of September 11th and the U.S. military campaign in Afghanistan. Bonds rallied sharply in response to these events. Interestingly, on October 31, 2001 the Treasury Department announced that they would no longer auction the 30-Year Treasury bond, resulting in the best daily performance for the long-end of the bond market for the entire year. To a lesser magnitude, the long-end of the municipal market posted its best daily performance, as well.

The Short Duration Tax Exempt Fund posted a 6.31% return for the year ended October 31, 2001, versus 6.54% for its benchmark the Lehman 1-Year General Obligation Index. The portfolio's short-term orientation was beneficial, as yields in the front-end of the yield curve experienced the greatest decline. This Fund has a ***** Morningstar(TM) rating out of 1,647 funds in the Municipal Bond category for the three year period ended October 31, 2001./4/

The Tax Exempt Bond Fund and the California Municipal Income Fund also performed well, due to their longer maturity orientation. These portfolios have greater sensitivity to interest rate movements than the Short Duration Tax Exempt Fund, causing them to perform better in a declining interest rate environment. The Tax Exempt Bond Fund posted a 9.63% return for the fiscal year, versus 9.71% for its benchmark, the Lehman Quality Intermediate Index. This Fund received a **** Morningstar(TM) rating out of 1,442 funds in the Municipal Bond category for the five year period ended October 31, 2001./4/ California's utility crisis presented a challenge to the California municipal market. However, the California Municipal Income Fund was largely unaffected by the utility crisis, due to its limited exposure to debt supported by the State of California. As a result, the Fund posted a 9.12% return for the fiscal year, versus 9.42% for its benchmark, the Lehman California Intermediate Index.


-------
/4/(C)2001 by Morningstar. All rights reserved. Morningstar's proprietary ratings reflect historical risk-adjusted performance as of October 31, 2001, and are subject to change monthly. Specifically they are calculated from the fund's 3- and 5-year average annual returns in excess of 90-day Treasury bill returns with appropriate adjustments for fees and a risk factor that reflects performance below a 90-day Treasury bill return. The top 10% of the funds in an investment category receive five stars and the next 22.5% receive four stars.

Management Discussion and Analysis

Equity Markets

Domestic Strategies

The past fiscal year was one of the worst periods in equity market history. Nearly every stock market in the world had similarly poor returns. Corporate profits fell more than 20%, and equity prices followed. The tragic events of September 11th created an economic environment that is likely to exacerbate the poor earnings performance. At some point in the coming year, the economy will bottom out and corporate earnings will begin to grow. Stock prices will reflect that positive change, but the market is likely to be volatile until earnings growth is consistently positive.

As early as March 2001, the Adviser began to shift the equity Funds to a more defensive posture, raising the level of cash to approximately 10%, and emphasizing more defensive stocks with greater earnings stability.

Large cap value stocks, such as those found in the Growth & Income Fund, outperformed the S&P 500 BARRA Value Index during the fiscal year. The Fund has performed consistent with its large cap value fund peer universe, returning - 17.84% for the year ended October 31, 2001, versus -18.85% for the S&P 500 BARRA Value Index. The Fund was helped by its position in SBC Communications, International Paper and Caterpillar. Our management of the broad index component of the Fund also has added value, as we have diversified to include MidCap stocks during the past year.

The Market Return Fund returned -24.13%, and outperformed the S&P 500 Index return of -24.90% for the fiscal year. The Fund employs a strategy of using S&P 500 futures to achieve index returns, less financing costs, and short-term bonds to outperform the futures' financing costs. Three factors contributed to the Fund's outperformance: efficient trading of the index futures to minimize financing costs, our focus on a longer duration of the bonds in the Fund as interest rates fell sharply, and an emphasis on higher-yielding floating-rate notes.

The U.S. Growth Leaders Fund is comprised of large cap growth stocks, which lagged the S&P 500 Index considerably over the past 12 months. The Fund has performed favorably compared to its better-known peers such as the Janus Twenty Fund and the Fidelity Aggressive Growth Fund, returning -40.75% for the fiscal year The Fund's benchmark, the Russell 1000 Growth Index, returned -39.94%, while the S&P 500 BARRA Growth Index returned -31.78% per the period. Success stories in the Fund include stable cash flow stocks such as H&R Block and Triad Hospitals. Network, software and semiconductor stocks like Brocade, Mercury Interactive and Advanced Micro Devices hurt the Fund.

Small cap stocks once again outperformed the S&P 500 Index this fiscal year, as they have for the past 36 months. Better earnings growths from these niche companies and more reasonable valuations have been the primary reasons for this outperformance. Through good stock selection, the Small Cap Leaders Fund returned -11.44% for the fiscal year, and comfortably exceeded the -12.61% return of the benchmark Russell 2000 Index for the period. Winners include defense stocks like DRS Technologies, legal support leader FTI Consulting, and Arch Coal.

International Strategies

Foreign stocks have not been immune to the decline experienced by the U.S. market. The World Target Twenty Fund has performed above many of its peers in the global growth style universe, returning -49.28% for the fiscal year, while the benchmark MSCI World Index returned -25.81% for the period. Success stories in the Fund include stocks with stable cash flows, such as Swisscom AG, H&R Block and Dr. Reddy's (a pharmaceutical company). Software and semiconductor stocks like Mercury Interactive and Advanced Micro Devices hurt the Fund.

                                    Management Discussion and Analysis continued

Smaller capitalized European equities, particularly growth stocks, shared the contagion of the global decline in full force. The protracted decline in the markets, both fueled and exacerbated by a weakening macro economic environment, has surprised even the market bears. The European Aggressive Growth Fund fell significantly during the year ended October 31, 2001, returning -55.00%. The Dow Jones Europe STOXX Index, a broadly based measure of large company stocks, returned -22.81%. Given the Fund's portfolio mix, however, it may be more helpful to look at small growth oriented indices. The NASDAQ, which returned - 49.84% and the Frankfurt Neuer Markt Index, which returned -74.83%, are both consistent with the Fund's decline. Solid performers such as videoconferencing firm Tanberg ASA, held up well, while long-term favorites such as Qiagen and Aixtron fell victim to the market's yearlong aversion to technology.

The diversification of the Global Balanced Fund continues to be rewarded. The presence of bonds was a positive contributor to Fund performance this year. The equity component added value through an overweight in Australian stocks and U.S. small and mid-cap stocks. Currency exposure is actively managed in this Fund, so the recent strong performance of the euro was a benefit. In uncertain times, the Fund's offering of expert global asset allocation is particularly valuable. The Fund returned -8.14% for the fiscal year, versus -11.76% for its composite benchmark index of the J.P. Morgan Global Bond Index (40%) and the MSCI World Equity Index (60%). This Fund earned a **** Morningstar(TM) rating out of 1,309 funds in the International Equity category for the three year period ended October 31, 2001./5/

-------
/5/(C)2001 by Morningstar. All rights reserved. Morningstar's proprietary ratings reflect historical risk-adjusted performance as of October 31, 2001, and are subject to change monthly. Specifically they are calculated from the fund's 3- and 5-year average annual returns in excess of 90-day Treasury bill returns with appropriate adjustments for fees and a risk factor that reflects performance below a 90-day Treasury bill return. The top 10% of the funds in an investment category receive five stars and the next 22.5% receive four stars.

Portfolio Highlights & Investments
-------------------------------------------------------------------------------
This section includes unaudited Country Allocation and Portfolio Composition tables, and audited Schedules of Investments. In the case of the Group's fixed income Funds, these tables are designed to identify the country or type of security where a Fund is exposed to changes in interest rates. In the case of the Group's equity Funds, these tables are designed to identify the holdings and industries of each Fund. In either case, if a Fund makes use of futures, options, swaps or forward currency contracts, the tables and Schedules of Investments include the effect of those contracts. Unless indicated otherwise, information in this section is as of October 31, 2001.

                                                            Annual Report

Global Short Bond Fund

Unaudited

The Global Short Bond Fund seeks to realize a high level of total return con-sistent with preservation of capital. The Fund invests primarily in U.S. and foreign government notes and bonds and U.S. and foreign corporate debt securi-ties. The Fund also invests in foreign currency contracts. The Fund's maximum average portfolio maturity (on a dollar-weighted basis) is three years.

Country Allocation

-------------------
U.S.            26%
Mexico          20%
Hong Kong       15%
Korea           15%
United Kingdom   9%
Canada           5%
Hungary          5%
Other            5%
-------------------

Credit Quality

--------
AAA  24%
AA    0%
A    15%
BBB  44%
BB   17%

Investment Performance

[PERFORMANCE GRAPH APPEARS HERE]

Average Annual Total Return
for the periods ended October 31, 2001
One Year, 8.36%
Five  Year, 6.34%
Since 9/18/96, 6.42%

                         Global Short          Merrill Lynch 1-3 Year
                          Bond Fund                Treasury Index
10/31/96                   10,110                    10,157
10/31/97                   10,820                    10,816
10/31/98                   11,671                    11,649
10/31/99                   11,971                    11,998
10/31/00                   12,681                    12,727
10/31/01                   13,742                    14,107

   Statistics

   ---------------------------------------
    Net Assets (in millions)   $56.3
    Number of Issues              32
    Average Maturity             2.8 years
    SEC Yield                 4.40%

Schedule of Investments - October 31, 2001
--------------------------------------------------------------------------------

 Principal
 or Shares  Security Description  Value (000)
---------------------------------------------
 Canada (Canadian Dollar) (5%)
 4,100,000 Canadian Government
           Bond, 5.25%, 9/1/03     $ 2,695.5

 Great Britain (British Pound)
 (8%)
 3,150,000 UK Treasury Note,
           6.50%, 12/7/03            4,795.6

 United States (United States
 Dollar) (81%)
   500,000 Allied Waste NA,
           7.625%, 1/1/06              497.5
   500,000 American Standard,
           7.375%, 4/15/05             510.0
 2,700,000 Banco Nacional,
           7.25%, 2/2/04             2,794.5
   500,000 Calpine Corporation,
           8.25%, 08/15/05             516.2
 2,700,000 Cemex SA,
           9.25%, 6/17/02            2,787.7
 1,000,000 Comcast Cable
           Communication,
           6.375%, 01/30/06          1,046.2
 2,600,000 Export-Import Bk
           Korea,
           6.375%, 2/15/06           2,718.3
 1,000,000 Ford Motor Credit,
           6.875%, 02/01/06          1,023.8

--------------------------------------------------------------------------------

 Principal
 or Shares  Security Description   Value (000)
----------------------------------------------
 1,000,000 General Motors
           Acceptance,
           6.125%, 09/15/06         $   995.0
   500,000 Harrahs Operating
           Co., 7.875%, 12/15/05        512.5
   500,000 Hca-Healthcare,
           7.125%, 06/01/06             522.5
 2,500,000 Hong Kong Mass
           Transit Railway,
           7.25%, 10/1/05             2,743.5
 2,550,000 Korea Electric Power,
           6.375%, 12/1/03            2,672.4
 2,750,000 Petroleos Mexicanos,
           6.50%, 2/1/05              2,793.0
 1,250,000 Petroniam Nasional
           Berhd, 8.875%, 8/1/04      1,401.9
   650,000 Republic of China,
           6.50%, 2/17/04               688.5
 2,500,000 Republic of Hungary,
           6.50%, 4/19/06             2,705.5
   500,000 Ryland Group,
           8%, 08/15/06                 485.0
 2,500,000 South Korean
           Development Bank,
           7.375%, 9/17/04            2,697.0
   525,000 Starwood Hotels &
           Resorts,
           6.75%, 11/15/05              488.3

  Paydenfunds

Global Short Bond Fund
Schedule of Investments - October 31, 2001
--------------------------------------------------------------------------------

 Principal
 or Shares  Security Description   Value (000)
----------------------------------------------
 2,600,000 Swire Pacific Ltd.,
           8.5%, 9/29/04            $ 2,899.3
   400,000 Tenet Healthcare
           7.875%, 01/15/03             424.0
   450,000 TPSA Finance,
           7.125%, 12/10/03             470.3
 2,900,000 U.S. Treasury Note,
           4.25%, 11/15/03            3,001.8
 1,000,000 U.S. Treasury Note,
           5.75%, 8/15/03             1,059.1
   500,000 Unisys Corp.,
           8.125%, 6/1/06               496.2
 2,600,000 United Mexican
           States,
           8.50%, 2/1/06              2,771.6
 2,450,000 Wharf Capital Int'l
           Ltd., 8.875%, 11/1/04      2,749.1
 1,000,000 Worldcom,
           7.55%, 04/01/04            1,060.0
                                    ---------
           United States             45,530.7

 Investment Companies (4%)
 2,353,892 Bunker Hill Money
           Market Fund *              2,353.9
                                    ---------

 Total (Cost - $54,618.0) (a)
 (98%)                               55,375.7

 Other Assets, net of Liabilities
 (2%)                                   926.1
                                    ---------

 Net Assets (100%)                  $56,301.8
                                    =========

* Affiliated Investment

All of the securities, except Bunker Hill Money Market Fund, are held by the custodian in a segregated account.

(a) This represents cost for federal income tax purposes and differs from value by unrealized appreciation (depreciation) of securities as follows:

   Unrealized appreciation      $995,624
   Unrealized depreciation      (237,904)
                                --------
   Net unrealized appreciation  $757,720
                                ========

Open Forward Currency Contracts

                                                                  Unrealized
Delivery                                Contract    Contract     Appreciation
Date           Currency                  Price       Value      (Depreciation)
------------------------------------------------------------------------------
Assets:
  11/30/01     Canadian Dollar (sell)   1.57593    $2,722,202      $ 19,210
Liabilities:
  11/30/01     British Pound (sell)     0.69902    $4,812,437      $(71,519)

                       See notes to financial statements.

                                                               Annual Report

Global Fixed Income Fund

Unaudited

The Global Fixed Income Fund seeks to realize a high level of total return con-sistent with preservation of capital. The Fund invests primarily in investment grade U.S. and foreign government notes and bonds and U.S. and foreign corpo-rate debt securities. The Global Fixed Income Fund invests in securities pay-able in U.S. dollars and foreign currencies.

Country Allocation

-------------------
Euroland        37%
U.S.            33%
Japan           19%
United Kingdom   4%
Canada           3%
Other            4%
-------------------

Credit Quality

--------
AAA  74%
AA   21%
A     5%
BBB   0%

Investment Performance

[PERFORMANCE GRAPH APPEARS HERE]

Average Annual Total Return
for the periods ended October 31, 2001
One Year, 11.42%
Five Year, 7.86%
Since 9/1/92, 7.76%

                                         J.P. Morgan
                      Global Fixed       Global Bond        Lehman U.S.
                      Income Fund        Index-Hedged     Treasury Index
9/1/92                  10,000              10,000            10,000
10/31/93                11,222              11,399            11,311
10/31/95                12,648              12,669            12,467
10/31/97                14,788              15,423            14,225
10/31/99                16,628              17,572            15,628
10/31/01                19,817              21,179            19,439

    Statistics

    ------------------------------------
     Net Assets (in millions)     $362.3
     Number of Issues                 49
     Average Maturity          9.0 years
     SEC Yield                     3.28%

Schedule of Investments - October 31, 2001
--------------------------------------------------------------------------------

 Principal          Security
 or Shares        Description      Value (000)
----------------------------------------------
 Austria (Japanese Yen) (4%)
 1,613,000,000 Oesterreich
               Kontrollbank,
               1.80%, 3/22/10       $14,103.8

 Belgium (Euro) (8%)
    22,180,000 Belgium Kingdom
               Government,
               5.75%, 9/28/10        21,624.9
     5,450,000 Belgium Kingdom
               Government,
               9.00%, 3/28/03         5,288.5
                                    ---------
               Belgium               26,913.4

 Canada (Canadian Dollar) (3%)
     6,330,000 Canada Government
               Bond,
               5.5%, 6/1/10           4,172.4
     4,550,000 Canadian
               Government Bond,
               5.25%, 9/1/03          2,991.4
     5,450,000 Canadian
               Government Note,
               8.75%, 12/1/05         4,057.0
                                    ---------
               Canada                11,220.8

 Germany (Euro) (10%)
     2,000,000 Bundesrepublic
               Deutschland,
               4.25%, 11/26/04        1,846.3
    23,500,000 Bundesrepublic
               Deutschland,
               5.50%, 1/4/31         22,698.1

--------------------------------------------------------------------------------

 Principal         Security
 or Shares        Description         Value (000)
-------------------------------------------------
     8,140,000 Bundesrepublic
               Deutschland,
               6.75%, 7/15/04         $  7,964.5
     4,460,000 Treuhandanstalt,
               6.50%, 4/23/03            4,204.8
                                      ----------
               Germany                  36,713.7
 Germany (Japanese Yen) (1%)
   345,000,000 KFW
               International
               Finance,
               1.00%, 12/20/04           2,887.2
 Great Britain (British Pound)
 (7%)
     2,960,000 Barclay's Bank
               5.75% 3/8/11
               (Euro)                    2,794.8
     3,180,000 National
               Westminister,
               5.125% 6/30/11
               (Euro)                    2,836.4
     3,200,000 Standard
               Chartered Bank,
               5.375% 5/6/09 (Euro)      2,817.6
     1,130,000 United Kingdom
               Treasury,
               4.625%, 6/7/32            1,623.3
     2,970,000 United Kingdom
               Treasury,
               5.75%, 12/7/09            4,659.7
     1,850,000 United Kingdom
               Treasury,
               7.25%, 12/7/07            3,069.6
     2,290,000 United Kingdom
               Treasury,
               8.00%, 6/7/21             4,829.3

  Paydenfunds

Global Fixed Income Fund

Schedule of Investments - October 31, 2001
-------------------------------------------------------------------------------

 Principal          Security
 or Shares        Description      Value (000)
----------------------------------------------
     1,030,000 United Kingdom
               Treasury,
               8.50%, 12/7/05      $  1,720.3
                                   ----------
               Great Britain         24,351.0

 Greece (Euro) (1%)
     4,100,000 Helenic Republic
               Greek Bond,
               5.35%, 5/18/11         3,832.3

 Italy (Japanese Yen) (3%)
 1,006,000,000 Republic of
               Italy,
               3.75%, 6/8/05          9,237.3

 Netherlands (Euro) (1%)
     3,180,000 Netherlands
               Government,
               5.75%, 2/15/07         3,103.0
     2,050,000 Reed Elsevier
               Capital,
               5.75%, 07/31/08        1,862.6
                                   ----------
               Netherlands            4,965.6

 Spain (Japanese Yen) (4%)
 1,718,000,000 Kingdom of Spain,
               3.10%, 9/20/06        15,858.8

 Supranational (Japanese Yen)
 (3%)
   465,000,000 IBRD World Bank,
               2.00%, 2/18/08         4,131.8
   942,000,000 Interamerica
               Development Bank,
               1.90%, 7/8/09          8,303.5
                                   ----------
               Supranational         12,435.3

 Sweden (Swedish Krona) (4%)
    74,800,000 Sweden Government
               Bonds, 5.25%,
               3/15/11                7,203.5
    73,200,000 Swedish
               Government Bond,
               6.50%, 5/5/08          7,563.0
                                   ----------
               Sweden                14,766.5

 United States (United States
 Dollar) (46%)
  4,250,000.00 Chase Credit Card
               Master Trust 98-
               4, 5.00%, 8/15/08      3,920.1
     8,050,000 Citibank Credit
               Card Master
               Trust, 4.50%,
               8/25/04 (Euro)         7,392.5
     6,530,000 Daimler Chrysler
               Auto Trust,
               7.09%, 12/6/03         6,708.9
     6,000,000 Electronic Data
               Systems,
               6.85%, 10/15/04        6,487.5
   930,000,000 Fannie Mae,
               1.75%, 3/26/08
               (Japanese Yen)         8,124.1
     2,600,000 First USA Credit
               Card Master
               Trust, 6.42%,
               3/17/05                2,675.7
    10,000,000 Freddie Mac
               Discount Note,
               3.50%, 11/2/01        10,000.0
     7,500,000 Freddie Mac,
               5.125%, 1/15/12
               (Euro)                 6,913.2
     8,050,000 GMAC Swift Trust
               99-1,
               5.00%, 1/18/05
               (Euro)                 7,490.4
     2,900,000 Household
               Finance,
               5.25%, 11/23/05
               (Euro)                 2,653.0
     8,650,000 MBNA American
               Europe, 4.375%,
               8/25/04 (Euro)         7,910.8
    30,550,000 U.S. Treasury
               Bond, 5.50%,
               8/15/28               32,507.0
     6,000,000 U.S. Treasury
               Note, 5.00%,
               8/15/11                6,348.5

-------------------------------------------------------------------------------

 Principal      Security
 or Shares     Description     Value (000)
----------------------------------------------
  5,670,000 U.S. Treasury
            Note, 5.625%,
            05/15/08            $ 6,213.5
  8,050,000 U.S. Treasury
            Note, 5.75%,
            8/15/03               8,525.4
  4,160,000 U.S. Treasury
            Note, 6.50%,
            8/15/05               4,633.8
 12,750,000 U.S. Treasury
            Note, 7.00%,
            7/15/06              14,614.7
 13,800,000 U.S. Treasury
            Note, 5.75%,
            8/15/10              15,326.6
  6,000,000 Wells Fargo &
            Co., 6.625%,
            7/15/04               6,457.5
  2,000,000 WorldCom, Global
            Notes,
            6.75%, 5/15/08
            (Euro)                1,853.8
                                ---------
            United States       166,757.0

 Investment Companies (3%)
  9,885,513 Bunker Hill
            Money Market
            Fund *                9,885.5
                                ---------

 Total (Cost - $347,247.9)           353,928.2
 (a) (98%)

 Other Assets, net of                  8,379.9
 Liabilities (2%)
                                ---------
 Net Assets (100%)             $     362,308.1
                                =========

* Affiliated Investment

All of the securities, except the Bunker Hill Money Market Fund, are held by the custodian in a segregated account.

(a) For federal income tax purposes, cost is $348,324,383, and unrealized appreciation (depreciation) of securities is as follows:

   Unrealized appreciation  $17,183,045
   Unrealized depreciation  (11,579,058)
                            -----------
   Net unrealized
    appreciation            $ 5,603,987
                            ===========

Open Futures Contracts

Number of        Contract            Expiration          Current            Unrealized
Contracts          Type                 Date              Value            Appreciation
---------------------------------------------------------------------------------------
    5          Japan 10 Year           Dec-01           $5,743,933           $39,440
               Bond Future

Open Forward Currency Contracts

                                                                    Unrealized
Delivery                                Contract     Contract      Appreciation
Date                  Currency           Price        Value       (Depreciation)
--------------------------------------------------------------------------------
Assets:
  11/30/01     Canadian Dollar (sell)    1.57590   $ 11,383,754    $    80,332
  11/30/01     Swedish Krona (sell)     10.59790     15,070,038         67,032
                                                   ------------    -----------
                                                   $ 26,453,792    $   147,364
                                                   ============    ===========

Liabilities:
  11/30/01     Japanese Yen (sell)      122.3850   $ 62,943,171    $  (119,287)
  11/30/01     Euro (sell)                1.1222     33,863,320       (315,970)
  11/30/01     Euro (sell)                1.1224     85,300,032       (813,790)
  11/30/01     British Pound (sell)       0.6990     15,686,200       (233,116)
                                                   ------------    -----------
                                                   $197,792,723    $(1,482,163)
                                                   ============    ===========

                      See notes to financial statements.

                                                               Annual Report

Emerging Markets Bond Fund

Unaudited

The Emerging Markets Bond Fund seeks to realize a high level of total return consistent with preservation of capital. The Fund invests at least 75% of its total assets in debt securities issued by governments, agencies and instrumen-talities of emerging market countries, and corporations organized or headquar-tered in emerging market countries. Substantially all of these securities are rated below investment grade.

Country Allocation

--------------------
Russia           14%
Mexico           14%
Brazil           11%
Venezuela         7%
U.S. Treasuries   6%
Korea             6%
Bulgaria          5%
Peru              5%
Malaysia          5%
Poland            4%
Philippines       4%
Panama            4%
Other            15%

Investment Performance

[PERFORMANCE GRAPH APPEARS HERE]

Average Annual Total Return
for the periods ended October 31, 2001
One Year, 11.85%
Since 12/17/98, 14.94%


                                Emerging Markets            EMBI Global
                                   Bond Fund             Constrained Index
12/31/98                             9,900                   10,000
10/31/99                            11,292                   11,293
10/31/00                            13,339                   12,988
10/31/01                            14,920                   14,534

   Statistics

   ---------------------------------
    Net Assets (in
     millions)                 $29.5
    Number of Issues              33
    Average Maturity      11.6 years
    SEC Yield                  7.50%

Schedule of Investments - October 31, 2001
--------------------------------------------------------------------------------

 Principal
 or Shares  Security Description  Value (000)
---------------------------------------------
 Brazil (9%)
 1,539,263 Brazil C-Bond,
           8.00%, 4/15/14          $ 1,050.6
 1,500,000 Brazil Discount,
           5.1875%, 4/15/24            990.0
 1,000,000 Brazil Global Bond,
           10.125%, 5/15/27            642.5
                                   ---------
           Brazil                    2,683.1

 Bulgaria (5%)
 1,650,000 Bulgaria Government
           Bond,
           4.5625%, 7/28/12          1,336.5

 Chile (2%)
   600,000 Republic of Chile,
           7.125%, 1/11/12             615.0

 Croatia (2%)
   601,875 Croatia,
           6.25%, 7/31/06              587.6

 Ecuador (2%)
 1,750,000 Republic of Ecuador,
           4.00%, 8/15/30              720.1

--------------------------------------------------------------------------------

 Principal
 or Shares  Security Description   Value (000)
----------------------------------------------
 Korea (6%)
   500,000 Korea Development
           Bank,
           7.25%, 5/15/06           $   539.5
 1,000,000 Korean Government
           Bond, 8.875%, 4/15/08      1,178.8
                                    ---------
           Korea                      1,718.3
 Malaysia (5%)
   650,000 Malaysia,
           8.75%, 6/1/09                732.9
   700,000 Petronas,
           7.75%, 8/15/15               718.7
                                    ---------
           Malaysia                   1,451.6
 Mexico (13%)
 1,020,000 Mexico,
           6.25%, 12/31/19              979.2
   500,000 United Mexican
           States,
           11.375%, 9/15/16             602.3
   500,000 United Mexican
           States,
           11.50%, 5/15/26              626.5
   480,000 United Mexican
           States,
           6.25%, 12/31/19              460.8
 1,000,000 United Mexican
           States,
           9.875%, 2/1/10 (c)         1,099.5

  Paydenfunds

Emerging Markets Bond Fund
Schedule of Investments - October 31, 2001
-------------------------------------------------------------------------------

 Principal
 or Shares  Security Description   Value (000)
----------------------------------------------
 1,000,000 United Mexican
           States, Zero Coupon,
           6/30/03                  $     6.4
                                    ---------
           Mexico                     3,774.7

 Panama (4%)
 1,203,704 Republic of Panama,
           3.50%, 7/17/14             1,049.6

 Peru (5%)
 2,250,000 Republic of Peru,
           4.00%, 3/7/17              1,479.2

 Philippines (4%)
 1,500,000 Republic of
           Philippines,
           9.875%, 1/15/19            1,224.4

 Poland (4%)
 1,237,500 Republic of Poland,
           6.00%, 10/27/14            1,218.9

 Romania (2%)
   750,000 Romania,
           11.50%, 11/10/05
           (b)(c)                       713.8

 Russia (14%)
 1,200,000 Russian Federation
           Bond, 11.75%, 6/10/03      1,263.6
 1,500,000 Russian Federation,
           10.00%, 6/26/07            1,370.3
 2,750,000 Russian Federation,
           5.00%, 3/31/30 (b)         1,307.6
   250,000 Russian Federation,
           5.00%, 3/31/30               118.9
                                    ---------
           Russia                     4,060.4

 South Africa (3%)
   750,000 Republic of South
           Africa,
           9.125%, 5/19/09              835.9

 United States (6%)
 1,800,000 U.S. Treasury Note,
           5.00%, 8/15/11             1,904.5

 Uruguay (2%)
   650,000 Republica Orient
           Uruguay,
           7.875%, 7/15/27              619.5

 Venezuela (7%)
 1,178,561 Republic of
           Venezuela,
           7.4375%, 3/31/07             931.2
 1,309,512 Venezuela FLIRB,
           6.125%, 3/31/07            1,034.7
     1,250 Venezuela Oil
           Warrants                        --
                                    ---------
           Venezuela                  1,965.9

 Investment Companies (2%)
   609,129 Bunker Hill Money
           Market Fund *                609.1
                                    ---------

 Total (Cost - $27,989.1) (a)        28,568.1
 (97%)

 Other Assets, net of Liabilities       938.1
 (3%)
                                    ---------
 Net Assets (100%)                  $29,506.2
                                    =========


* Affiliated Investment

(a) For federal income tax purposes, cost is $28,093,080, and unrealized appreciation (depreciation) of securities is as follows:

   Unrealized appreciation    $ 876,037
   Unrealized depreciation     (400,975)
                              ---------
   Net unrealized
    appreciation              $ 475,062
                              =========

(b) Security exempt from registration under Rule 144(a) of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(c) All or a portion of the security is held by the custodian in a segregated account.

FLIRB: Front Loaded Interest Reduction Bond

Open Swap Contracts

                                Expiration         Notional            Unrealized
Contract Type                      Date            Principal         (Depreciation)
-----------------------------------------------------------------------------------
Mexico Credit Default Swap        Aug-04           $400,000             $(6,560)

Open Forward Currency Contracts

Delivery                              Contract         Contract           Unrealized
Date               Currency            Price            Value           (Depreciation)
--------------------------------------------------------------------------------------
Liabilities:
11/30/01          Euro (sell)          $1.122          $784,040            $(7,480)

                      See notes to financial statements.

                                                               Annual Report

Global Balanced Fund

Unaudited

The Global Balanced Fund seeks to realize long-term capital appreciation. The Fund divides the investment of its assets between a common stock portfolio and an investment grade debt securities portfolio. The investment process includes allocation decisions between debt securities and common stocks, between U.S. issuers and foreign issuers, and between securities payable in U.S. dollars and in foreign currencies. The Fund may invest up to 20% of its assets in emerging markets countries.

Top Equity Holdings

-------------------------
BP Amoco PLC         1.4%
Vodafone PLC         1.3%
GlaxoSmithKline ORD  1.2%
HSBC Holdings PLC    1.1%
Shell Transporting   1.1%

Investment Performance

[PERFORMANCE GRAPH APPEARS HERE]


Average Annual Total Return
for the periods ended October 31, 2001
One Year, -8.14%
Three Year, 3.81%
Since 12/9/96, 5.92%

                           Global Balanced         Composite
                                Fund                 Index
12/9/96                       10,000                10,000
10/31/97                      10,949                10,758
10/31/98                      11,848                12,391
10/31/99                      13,726                14,047
10/31/00                      14,429                13,926
10/31/01                      13,267                12,127

    Statistics

    ----------------------------------
     Net Assets (in
      millions)                   $8.5
     Number of Issues              108
     Average Market Cap
      (Equity)           $20.6 Billion

Schedule of Investments - October 31, 2001
--------------------------------------------------------------------------------

 Principal
 or Shares  Security Description   Value (000)
----------------------------------------------
 Common Stocks (47%)
 Basic Materials (3%)
     700   Acerinox SA              $   21.9
   1,300   Basf AG                      43.8
     410   Degussa AG                    9.2
     400   Heidelberger Zement
           AG                           16.6
   1,310   Preussag                     30.9
   1,300   Rio Tinto PLC                21.1
   2,400   Stora Enso Oyj               29.2
     660   Vinci                        39.8
                                    --------
           Basic Materials             212.5

 Capital Goods (0%)
     700   Man AG                       12.1
     600   Siemens AG                   28.6
                                    --------
           Capital Goods                40.7

 Communications Services (5%)
   1,300   Alcatel                      19.6
   2,470   British Telecom PLC          12.5
   2,000   Cable & Wireless PLC          9.0
   1,600   Deutsche Telekom AG -
            Reg                         24.6
     490   Equant (b)                    5.1

--------------------------------------------------------------------------------

 Principal
 or Shares  Security Description   Value (000)
----------------------------------------------
     490   France Telecom CVG
           Rights (b)               $    5.3
   2,950   Nokia Oyj                    61.7
     500   Orange SA (b)                 4.1
   2,310   Pearson PLC                  27.6
   1,800   Reuters Group PLC            17.0
   1,240   Sonera Oyj                    7.1
   6,210   Telecom Italia Mobile
           SpA                          33.8
   4,500   Telefonaktiebolaget
           LM Ericsson AB               19.6
   3,800   Telefonica SA (b)            45.7
     610   VNU NV                       17.8
  53,974   Vodafone Group PLC          124.8
                                    --------
           Communications
           Services                    435.3

 Consumer Cyclicals (2%)
      10   CIE Finance                  19.9
   1,820   Karstadt AG                  58.1
   4,818   Kingfisher PLC               22.4
     850   Luxottica Group SpA          13.6
     400   Volkswagen                   15.3
   1,350   Volkswagen Preferred         34.5
   5,300   Woolworths Group PLC          2.7
                                    --------
           Consumer Cyclicals          166.5


  Paydenfunds

Global Balanced Fund
Schedule of Investments - October 31, 2001
--------------------------------------------------------------------------------

 Principal     Security
 or Shares    Description     Value (000)
---------------------------------------------
 Consumer Staples (6%)
     400   Adecco SA           $    17.7
     200   Ahold NV                  5.6
   5,500   Diageo PLC               54.9
   4,110   Glaxo SmithKine
           Place                   110.6
     200   Groupe Danone            23.1
     220   Nestle, SA               45.7
   1,600   Novartis AG              59.9
   6,200   Rank Group PLC             17
     670   Aventis                  49.3
     500   Roche Holding AG         34.7
     530   Sanofi
           Synthelabo SA              35
     450   Vivendi
           Universal                  21
                               ---------
           Consumer Staples        474.5

 Energy (4%)
  16,326   BP Amoco PLC            131.8
   1,600   Repsol YPF, SA           23.2
  12,100   Shell
           Transporting &
           Trading Co. PLC          90.6
     565   Total Fina SA            79.4
                               ---------
           Energy                  325.0

 Exchange Traded Funds (14%)
   2,400   S & P 500
           Depository
           Receipt                 254.1
  11,400   S&P MidCap
           Depository
           Receipt                 942.2
                               ---------
           Exchange Traded
           Funds                 1,196.3

 Financials (9%)
   2,080   Abn Amro Holding
           NV                       31.8
     750   Aegon NV                 18.9
     100   Allianz AG               23.5
   3,500   Allied Irish
           Banks PLC                34.0
   1,750   Assicurazioni
           Generali                 48.0
   2,460   Axa                      53.8
   4,560   Banco Santander
           Central Hispano
           SA                       35.1
   1,400   Barclays PLC             42.1
     240   Bayerische Hypo
           Und Vereinsbank
           AG                        7.3
     900   BNP Paribas SA           74.9
   2,550   CGU PLC                  30.6
  11,170   UnCredito
           Italiano SpA             41.2
   1,000   Deutsche Bank AG         55.4
   1,100   Fortis                   26.1
   9,100   HSBC Holdings
           PLC                      99.7
   2,868   ING Group NV             71.5
   6,800   Lloyds TSB Group
           PLC                      68.6
      70   Muenchener
           Rueckver AG              18.5
   1,360   Prudential PLC           14.2
                               ---------
           Financials              795.2

 Industrials (1%)
   2,000   ABB Ltd                  17.0
   1,530   European
           Aeronautic
           Defence                  17.8
     500   Grupo Ferrovial
           SA                        9.3
       1   HBOS PLC                   --
   1,600   Smiths Group PLC         15.9
                               ---------
           Industrials              60.0

 Technology (2%)
   4,800   ARM Holdings PLC
           (b)                      24.3
     700   Asm Lithography
           Holding NV (b)           10.1
     170   Cap Gemini                9.6

--------------------------------------------------------------------------------

 Principal      Security
 or Shares     Description     Value (000)
------------------------------------------------------
        300 Infineon
            Technologies AG      $   4.5
      1,130 Logica PLC              12.2
      1,640 Philips
            Electronics NV          37.3
      1,600 Qiagen NV (b)           28.9
        500 Sap AG                  51.3
                                 -------
            Technology             178.2

 Transportation (0%)
      1,600 Deutsche
            Lufthansa - Reg         16.6

 Utilities (1%)
          1 BG Group PLC              --
      1,250 Enel SpA (b)             7.0
          1 Lattice Group
            PLC                       --
        720 RWE AG                  28.2
      1,600 Scottish Power
            PLC                      9.2
      1,150 Suez                    36.2
                                 -------
            Utilities               80.6
                                 -------
 Total Common Stocks (Cost -     3,981.4
  $4,818.4)

 Bonds and Notes (49%)
 Corporate Bonds (2%)
     50,000 Citibank Credit
            Card Master,
            4.50%, 8/25/04          45.9
     50,000 GMAC Swift Trust
            99-1,
            5.00%, 1/18/05          46.5
     50,000 MBNA American
            Europe,
            4.375%, 8/25/04         45.8
     50,000 Standard
            Chartered Bank,
            5.375%, 5/6/09          44.0
                                 -------
            Corporate Bonds        182.2

 Foreign Bonds (32%)
    320,000 Bundesrepublic
            Deutschland,
            5.25%, 1/4/11          307.3
    600,000 Bundesrepublic
            Deutschland,
            6.00%, 1/4/07          595.4
    150,000 Canada
            Government Bond,
            5.5%, 6/1/10            98.8
 60,000,000 Deutsche
            Ausgleichsbank,
            1.85%, 9/20/10         525.0
    350,000 Deutschland
            Republic,
            5.625%, 1/4/28         340.7
  1,600,000 Swedish
            Government Bond,
            6.5%, 5/5/08           165.3
    120,000 United Kingdom
            Treasury,
            7.25%, 12/7/07         199.1
 55,000,000 World Bank,
            4.75%, 12/20/04        512.6
                                 -------
            Foreign Bonds        2,744.2

 U.S. Treasury (15%)
    250,000 U.S. Treasury
            Bond,
            6.0%, 8/15/09          280.8
    200,000 U.S. Treasury
            Bond,
            5.5%, 8/15/28          212.8
    140,000 U.S. Treasury
            Note,
            5.75%, 8/15/03         148.3
    200,000 U.S. Treasury
            Note,
            7.00%, 7/15/06         229.3

                       See notes to financial statements.

                                                               Annual Report

Global Balanced Fund
Schedule of Investments - October 31, 2001
--------------------------------------------------------------------------------

 Principal
 or Shares  Security Description  Value (000)
---------------------------------------------
  320,000  U.S. Treasury Note,
           5.75%, 8/15/10          $  355.4
                                   --------
           U.S. Treasury            1,226.6
                                   --------

 Total Bonds and Notes (Cost -      4,153.0
  $4,056.4)

 Investment Companies (3%)
  228,281  Bunker Hill Money
           Market Fund *              228.3
                                   --------

 Total (Cost - $9,103.1) (a)        8,362.7
 (99%)

 Other Assets, net of Liabilities     129.2
 (1%)
                                   --------
 Net Assets (100%)                 $8,491.9
                                   ========

* Affiliated Investment

All of the securities, except the Bunker Hill Money Market Fund, are held by the custodian in a segregated account.

(a) This represents cost for federal income tax purposes and differs from value by unrealized appreciation (depreciation) of securities as follows:

   Unrealized appreciation  $   598,483
   Unrealized depreciation   (1,338,836)
                            -----------
   Net unrealized
    depreciation            $  (740,353)
                            ===========

(b) Non-income producing security.

Open Futures Contracts

                                                                          Unrealized
Number of        Contract           Expiration         Current           Appreciation
Contracts          Type                Date             Value           (Depreciation)
--------------------------------------------------------------------------------------
    1          S&P 500                Dec-01           $265,175            $22,918
    3          Canadian TSE           Dec-01            150,482             (1,528)
               60 Index
    4          Japanese TSE           Dec-01            345,290             24,158
               Topix Index
                                                       --------            -------
                                                       $760,947            $45,548
                                                       ========            =======

Open Forward Currency Contracts

                                                                       Unrealized
Delivery                             Contract        Contract         Appreciation
Date             Currency             Price           Value          (Depreciation)
-----------------------------------------------------------------------------------
Assets:
11/30/01         Swedish              10.5978       $  162,297          $    722
                 Krona (sell)
11/30/01         Canadian              1.5759           95,182               672
                 Dollar (sell)
                                                    ----------          --------
                                                    $  257,479          $  1,394
                                                    ==========          ========
Liabilities:
11/30/01         Japanese            122.3850       $1,050,782          $ (1,991)
                 Yen (sell)
11/30/01         British               0.6991          193,127            (2,870)
                 Pound (sell)
11/30/01         Euro (sell)           1.1200          980,051            (9,350)
                                                    ----------          --------
                                                    $2,223,960          $(14,211)
                                                    ==========          ========

                       See notes to financial statements.

  Paydenfunds

European Aggressive Growth Fund

Unaudited

The objective of the European Aggressive Growth Fund is to realize long term capital appreciation. The Fund primarily invests in the common stocks of 40-70 issuers organized or headquartered in European countries. Under normal market conditions the Fund will have a weighted average market capitalization (total market price of outstanding securities) of no greater than $1 billion. The Fund may also invest up to 20% of its assets in European emerging markets countries.

Top Equity Holdings

------------------------
Tandberg ASA        6.0%
Rhoen-Klinkum AG    5.1%
S.O.I.T.E.C.        5.0%
Celltech Group PLC  4.3%
MLP AG              4.1%

Investment Performance

[PERFORMANCE GRAPH APPEARS HERE]

Average Annual Total Return
for the periods ended October 31, 2001
One Year, -55.00%
Since 6/17/99, -11.12%

                           European Aggressive              Dow Jones
                              Growth Fund               Europe Stoxx Index
6/17/99                         10,000                        10,000
10/31/99                        11,280                        10,321
10/31/00                        16,788                        10,329
10/31/01                         7,555                         7,972

   Statistics

   ---------------------------------------
    Net Assets (in millions)         $12.5
    Number of Issues                    38
    Average Market Cap        $1.2 billion

Schedule of Investments - October 31, 2001
--------------------------------------------------------------------------------

 Principal
 or Shares  Security Description   Value (000)
----------------------------------------------
 Common Stocks (115%)
 Capital Goods (3%)
  75,000   Pace Micro Technology
           Plc                      $  351.2

 Communication Services (13%)
  83,965   Gruppo Editoriale
           L'Espresso Spa              207.2
  24,000   SR Teleperformance          395.5
  46,000   Tandberg ASA (b)            826.4
   5,300   EMTS Technologie Ag
           (b)                         219.2
                                    --------
           Communication
           Services                  1,648.3

 Consumer Cyclicals (4%)
  13,300   Medion Ag                   465.9

 Consumer, Non-Cyclicals (4%)
  24,000   Phonak Holdings Ag          517.5

 Consumer Staples (9%)
  36,000   Kamps Ag                    259.7
  13,300   Penauille
           Polyservices                334.6
  91,700   Serco Group Plc             486.5
                                    --------
           Consumer Staples          1,080.8

--------------------------------------------------------------------------------

 Principal
 or Shares  Security Description   Value (000)
----------------------------------------------
 Financials (12%)
  133,300  Anglo Irish Bank         $  404.5
    8,600  MLP Ag                      569.2
   18,600  Tecis Holdings Ag           510.9
                                    --------
           Financials                1,484.6

 Health Care (31%)
   46,000  Celltech Group Plc
           (b)                         600.4
      250  Disetronic Holding Ag       189.1
   10,000  Evotec Biosystems Ag
           (b)                          91.8
   20,000  MEDIDEP Sa (b)              330.7
   36,000  Nestor Healthcare
           Group Plc                   270.9
   30,000  Qiagen Nv (b)               543.0
    2,600  Rhein Biotech (b)           153.3
   15,000  Rhone Klinikum Ag           736.2
   30,000  Sanochemia
           Pharmazeuthika Sp (b)       515.2
    8,300  Tecan Group Ag              468.3
                                    --------
           Health Care               3,898.9

 Industrials (1%)
   10,000  Pinguely-Haulotte            81.5


                                                               Annual Report

Schedule of Investments - October 31, 2001
--------------------------------------------------------------------------------

 Principal
 or Shares  Security Description   Value (000)
----------------------------------------------
 Luxury Goods (2%)
  116,600  Ferretti Spa             $   313.4
                                    ---------
 Technology (36%)
   28,000  Aixtron Ag                   527.0
   25,000  Alten (b)                    290.4
   50,000  BE Semiconductor
           Industries NV (b)            319.7
   18,700  GFI Informatique             180.2
   30,000  Infogrames
           Entertainment Sa (b)         289.3
   18,000  Logica Plc                   194.7
   16,600  SAP Systems
           Intergration (b)             291.5
   10,000  SEZ Holding Ag               367.6
   46,000  Silicon-On-Insulator
           Technologies (b)             613.1
    6,600  Suess Microtec (b)           146.8
   16,000  Teleplan
           International Nv (b)         229.1
   32,000  Thiel Logistik Ag (b)        600.2
   15,000  Transiciel Sa                394.4
                                    ---------
           Technology                 4,444.0
 Investment Companies (0%)
    2,791  Bunker Hill Money
           Market Fund*                   2.8
                                    ---------

 Total (Cost - $27,725.4) (a)        14,288.9
 (115%)

 Liabilities in excess of Other      (1,815.3)
 Assets (-15%)
                                    ---------

 Net Assets (100%)                  $12,473.6
                                    =========

* Affiliated Investment

(a) This represents cost for federal income tax purposes and differs from value by unrealized appreciation (depreciation) of securities as follows:

   Unrealized appreciation  $        --
   Unrealized depreciation   (13,436,443)
                            ------------
   Net unrealized
    depreciation            $(13,436,443)
                            ============

(b)  Non-income producing security.

Open Forward Currency Contracts

Delivery                              Contract         Contract           Unrealized
Date              Currency             Price            Value           (Depreciation)
--------------------------------------------------------------------------------------
Liabilities:
11/1/01           Swiss Franc
                  (buy)                1.6171          $ 56,642            $  (528)
11/1/01           Euro (buy)           1.0989            88,551               (924)
11/1/01           Euro (buy)           1.0989           173,648             (1,813)
                                                       ----------------------------
                                                       $318,841            $(3,265)
                                                       ============================

                       See notes to financial statements.

  Paydenfunds

World Target Twenty Fund

Unaudited

The World Target Twenty Fund seeks to realize long-term capital appreciation. The Fund invests primarily in common stocks selected for their growth poten-tial. The Fund normally concentrates its investments in the common stocks of a core group of 20-40 companies that are organized or headquartered in countries around the world. There are no limitations on the countries in which the Fund may invest.

Top Company Holdings

----------------------------------
International Game Technology   4%
Dr. Reddy's Labs ADR            4%
Biovail                         4%
Kinder Morgan Energy Partners   4%
ABR Holdings PLC                3%

Investment Performance

[PERFORMANCE GRAPH APPEARS HERE]

Average Annual Total Return
for the periods ended October 31, 2001
One Year, -49.28%
Since 3/31/00, -41.64%

                                World Target              MSCI World
                                Twenty Fund                 Index
3/31/00                           10,000                    10,000
10/31/00                           8,379                     9,024
10/31/01                           4,250                     6,696

   Statistics

   ----------------------------------------
    Net Assets (in millions)           $3.3
    Number of Issues                     32
    Average Market Cap        $33.5 billion

Schedule of Investments - October 31, 2001
--------------------------------------------------------------------------------

 Principal
 or Shares  Security Description                    Value (000)
---------------------------------------------------------------
 Common Stocks (78%)
 Consumer Discretionary (6%)
   1,500   Carnival Corp.                            $   32.6
   2,200   International Game
           Technology (b)                               112.3
   1,500   Viacom Inc. - Cl. B
           (b)                                           54.8
                                                     --------
           Consumer
           Discretionary                                199.7

 Consumer Staples (5%)
   3,600   Cadbury Schweppes
           PLC - ADR                                     90.0
   4,400   Health Mgmt
           Associates Inc. - Cl.
           A                                             85.8
                                                     --------
           Consumer Staples                             175.8

 Energy (6%)
   2,700   Kinder Morgan Energy
           Partners                                     103.3
   2,000   Shell Transport &
           Trading - ADR                                 89.1
                                                     --------
           Energy                                       192.4

 Exchange Traded Funds (17%)
   2,300   iShares Russell 1000 Value Index Fund        118.8
   1,700   iShares Russell 2000 Value Index Fund        144.7
   2,900   S&P 500 Depository
           Receipt                                      307.0
                                                     --------
           Exchange Traded Funds                        570.5

--------------------------------------------------------------------------------

 Principal
 or Shares  Security Description   Value (000)
----------------------------------------------
 Financials (3%)
   1,800   Zions Bancorp            $   86.3

 Health Care (13%)
   2,800   Biomet Inc.                  85.4
   2,000   Biovail Corp. (b)            94.5
   3,000   Cytyc Corp. (b)              78.7
   4,300   Dr. Reddy's Labs -
            ADS                        107.1
   1,000   ImClone Systems Inc.
           (b)                          61.1
                                    --------
           Health Care                 426.8


 Materials (2%)
   2,200   Cemex Sa                     50.6

 Industrials (25%)
   1,800   Applied Materials (b)        61.4
   6,400   ARM Holdings PLC (b)         98.6
   2,000   Block (H&R)                  68.1
   7,100   Hutchison Whampoa            57.6
     900   SkyWest Inc.                 16.5

                                                               Annual Report

Schedule of Investments - October 31, 2001
--------------------------------------------------------------------------------

 Principal
 or Shares  Security Description   Value (000)
----------------------------------------------
    4,600  Lattice Semiconductor
           Corp. (b)                $   80.5
    1,200  Microsoft Corporation
           (b)                          69.8
    3,400  Nokia Corp.                  69.7
    3,400  Peregrine Systems
           Inc.                         49.1
    3,200  SmartForce PLC - ADR
           (b)                          52.7
    2,900  Taiwan Semiconductor
           Manufacturing Co. (b)        37.4
    2,300  Texas Instruments
           Inc.                         64.4
    2,000  Wind River Systems
           Inc. (b)                     28.6
                                    --------
           Industrials                 754.4

 Telecommunications (3%)
    3,300  Swisscom AG - ADS            91.1
                                    --------

 Total Common Stock (Cost -          2,547.0
  $2,760.6)

 Investment Companies (22%)
  713,457  Bunker Hill Money
           Market Fund *               713.5
                                    --------
 Total (Cost - $3,474.1) (a)         3,261.1
 (100%)

 Other Assets net of Liabilities        12.6
 (0%)
                                    --------
 Net Assets (100%)                  $3,273.7
                                    ========

*  Affiliated Investment

(a) For federal income tax purposes, cost is $3,498,188, and unrealized appreciation (depreciation) of securities is as follows:

   Unrealized appreciation    $  89,837
   Unrealized depreciation     (326,969)
                              ---------
   Net unrealized
    depreciation              $(237,132)
                              =========

(b)  Non-income producing security.

Open Futures Contracts

 Number of       Contract          Expiration          Current             Unrealized
 Contracts         Type               Date              Value            (Depreciation)
---------------------------------------------------------------------------------------
     1          NASDAQ 100           Dec-01            $136,900              $(407)
                Futures

Open Forward Currency Contracts

 Delivery                           Contract           Contract            Unrealized
   Date          Currency            Price              Value             Appreciation
---------------------------------------------------------------------------------------
 Assets:
 11/30/01       Euro (buy)           1.1223           $1,220,608            $11,645

                       See notes to financial statements.

  Paydenfunds

Growth & Income Fund

Unaudited

The Growth & Income Fund seeks to provide growth of capital and some current income. To achieve these objectives the Growth & Income Fund normally invests approximately half of its assets in the ten stocks in the Dow Jones Industrial Average with the highest dividend yields. This strategy is commonly referred to as investing in the "dogs of the Dow." The remaining assets are invested in se-curities intended to replicate the total return of the S&P 500 Index, normally Standard & Poor's Depository Receipts, and equity index mutual funds.

Top Stock Holdings

--------------------------------------
Phillip Morris                    7.2%
Exxon Mobil Corp.                 6.1%
Caterpillar International         6.1%
Minnesota Mining & Manufacturing  6.0%
International Paper Co.           5.7%


Investment Performance

[PERFORMANCE GRAPH APPEARS HERE]

Average Annual Total Return
for the periods ended October 31, 2001
One Year, -17.84%
Five Year, 7.44%
Since 11/1/96, 7.44%

                                                            Standard & Poor's
                                   Growth & Income           500 Barra Value
                                        Fund                     Index
11/1/96                                 10,000                   10,000
10/31/97                                12,919                   12,963
10/31/98                                14,877                   14,485
10/31/99                                17,327                   17,236
10/31/00                                17,409                   18,901
10/31/01                                14,303                   15,338

    Statistics

    --------------------------------
     Net Assets (in millions)  $76.9
     Number of Issues             14
     Gross Dividend Yield*     2.50%
     Dividends Yield/S&P 500   1.78%
    --------------------------------

    * Prior to fund expenses

Schedule of Investments - October 31, 2001
--------------------------------------------------------------------------------

 Principal
 or Shares  Security Description   Value (000)
----------------------------------------------
 Common Stocks (72%)
 Basic Materials (16%)
  101,300  DuPont De Nemours and
           Co.                      $ 4,051.0
  115,700  International Paper
           Co.                        4,142.1
   42,500  Minnesota Mining &
           Manufacturing Co.          4,436.1
                                    ---------
           Basic Materials           12,629.2

 Capital Goods (6%)
  102,000  Caterpillar
           International              4,561.4

 Communications Services (5%)
   96,200  SBC Communicatons          3,666.2

 Consumer Cyclicals (5%)
   90,000  General Motors Corp.       3,718.8

 Consumer Non-Cyclicals (8%)
  124,057  Phillip Morris Co.,
           Inc.                       5,805.8

 Energy (6%)
  118,600  Exxon Mobil Corp.          4,678.8

 Exchange Traded Funds (18%)
   50,600  iShares Russell 1000
           Value Index Fund           2,614.0
   31,600  S & P 500 Depository
           Receipt                    3,345.8
   94,300  S&P MidCap Depository
           Receipt                    7,793.9
                                    ---------
           Exchange Traded Funds     13,753.7

--------------------------------------------------------------------------------

 Principal
 or Shares  Security Description   Value (000)
----------------------------------------------
 Financials (4%)
     94,400 J.P. Morgan Chase
            and Co.                 $ 3,338.0

 Technology (4%)
    118,200 Eastman Kodak             3,022.4
                                    ---------

 Total Common Stocks (Cost -         55,174.3
  $63,610.7)

 Investment Companies (28%)
 21,613,796 Bunker Hill Money
            Market Fund *            21,613.8
                                    ---------

 Total (Cost - $85,224.5) (a)        76,788.1
 (100%)

 Other Assets, net of Liabilities       101.3
 (0%)
                                    ---------

 Net Assets (100%)                  $76,889.4
                                    =========

*  Affiliated Investment

(a) This represents cost for federal income tax purposes and differs from value by unrealized appreciation (depreciation) of securities as follows:

   Unrealized appreciation  $  3,294,946
   Unrealized depreciation   (11,731,368)
                            ------------
   Net unrealized
    depreciation            $ (8,436,422)
                            ============

                       See notes to financial statements.

                                                               Annual Report

Market Return Fund

Unaudited

The Market Return Fund seeks to realize a total return in excess of the S&P 500 Index. To achieve this objective, the Market Return Fund divides the investment of its assets between a portfolio of debt and other income-producing securities and a portfolio of equity-based derivative instruments, such as stock index futures contracts and equity swap contracts.

Portfolio Composition

----------------------
Mortgage Backed    31%
U.S. Gov't Agency  28%
Corporate Bonds    18%
Cash Equivalent    12%
Asset Backed       11%
Treasury            0%
----------------------

Equity Exposure

-----------------------------
S&P Futures              100%
S&P Depository Receipts    0%


Investment Performance

[PERFORMANCE GRAPH APPEARS HERE]

Average Annual Total Return
for the periods ended October 31, 2001
One Year, -24.13%
Five Year, 8.75%
Since 12/1/95, 9.73%

                               Market Return      Standard & Poor's
                                   Fund             500 Index
12/1/95                         10,000                 10,000
10/31/96                        11,406                 11,887
10/31/97                        15,026                 15,703
10/31/98                        17,803                 19,156
10/31/99                        22,148                 24,072
10/31/00                        22,844                 25,537
10/31/01                        17,331                 19,178

   Statistics

   ------------------------------------
    Net Assets (in millions)      $19.8
    Number of Issues                 32
    Average Maturity          0.8 years
    SEC Yield                     3.96%

Schedule of Investments - October 31, 2001
--------------------------------------------------------------------------------

 Principal
 or Shares  Security Description   Value (000)
----------------------------------------------
 Asset Backed Securities (20%)
  600,000  BA Master Credit Card
           Trust,
           3.395%, 8/16/04 (b)      $  600.5
  500,000  Capital One Master
           Trust, 7.30%, 4/17/06       528.1
  500,000  First Bankcard Master
           Credit Card Trust,
           2001-1A B,
           4.06%, 11/15/06 (b)         500.0
  350,000  Ford Credit Auto
           Owner Trust,
           4.448%, 4/17/03             345.2
  850,000  Nextcard Credit
           Master Note Trust
           2001-1A B,
           4.52%, 4/16/07              847.6
  275,661  Provident Bank
           Equipment Lease
           Trust, 4.67875%,
           11/25/2011 (b)              275.7
  447,538  UMSC 1994-1 AM,
           6.05794%, 6/25/32           448.6
  500,000  World Omni Automobile
           Lease Securitization
           4.51%, 07/20/07 (b)         500.0
                                    --------
           Asset Backed
           Securities                4,045.7

--------------------------------------------------------------------------------

 Principal
 or Shares  Security Description  Value (000)
---------------------------------------------
 Commercial Paper (12%)
  800,000  Edison Asset
           Securities Corp.,
           Commercial Paper,
           2.34%, 11/26/01         $  798.7
  800,000  Enterprise Funding
           Corp., Commercial
           Paper,
           2.38%, 11/21/01            799.3
  800,000  Falcon Asset
           Securities Corp.,
           Commercial Paper,
           2.31%, 11/27/01            798.6
                                   --------
           Commercial Paper         2,396.6

 Corporate Bonds (15%)
  500,000  British Telecom
           Place,
           4.445%, 12/15/03           504.4
  300,000  Conoco
           3.20125%, 04/15/2003       300.4
  500,000  Eaton Corp.,
           4.438%, 4/24/03            500.6
  500,000  GMAC,
           4.48%, 1/20/04             494.4
  500,000  MBNA Corp.,
           4.91%, 6/13/03             498.1

  Paydenfunds

Schedule of Investments - October 31, 2001
--------------------------------------------------------------------------------

 Principal
 or Shares  Security Description   Value (000)
----------------------------------------------
   120,000 Starwood Hotels and
           Resorts,
           6.75%, 11/15/03          $   117.0
   500,000 TRW, Inc.,
           6.50%, 6/1/02                505.6
                                    ---------
           Corporate Bonds            2,920.5

 Corporate Debt (1%)
   125,000 Adelphia, Term Loan
           B, 6.79%, 12/31/09           120.6

 Mortgage Backed Securities (44%)
   500,000 ARC 2000-BC3 M1,
           3.02%, 9/25/30               500.3
   757,859 Bear Stearns ARM
           2001-1 A3, 6.70344%,
           12/25/20                     773.0
   350,595 Citicorp Mortgage
           Securities, Inc.,
           5.75%, 3/25/09               350.8
    52,117 Drexel Burnham
           Lambert CMO Trust,
           4.875%, 5/1/16                52.1
   858,977 FHLMC #846423,
           7.398%, 5/1/25               884.5
   816,255 FNMA #323682,
           7.19%, 8/1/27                841.8
   544,354 FNMA ARM #490626,
           5.744%, 11/1/28              555.9
 3,000,000 FNMA, 4.00%, 8/15/03       3,075.0
 2,250,000 GMAC 2001-HE1A,
           Interest Only, 8.00%,
           9/25/03                      312.2
   357,693 Prudential Home
           Mortgage,
           5.90%, 12/15/23              361.6
   610,000 Residential Funding
           Mortgage Securities,
           2000-H14,
           7.39%, 4/25/11               623.7
   500,000 WAMU 2000-1 M2,
           6.93%, 7/15/05               495.9
                                    ---------
           Mortgage Backed
           Securities                 8,826.8

 Investment Companies (7%)
 1,357,535 Bunker Hill Money
           Market Fund *              1,357.5
                                    ---------

 Total (Cost - $19,533.7) (a)        19,667.7
 (99%)

 Other Assets, net of Liabilities       158.3
 (1%)
                                    ---------

 Net Assets (100%)                  $19,826.0
                                    =========

         ===

*  Affiliated Investment

All of the securities listed above are held by the custodian in a segregated account except Bunker Hill Money Market Fund.

(a) This represents cost for federal income tax purposes and differs from value by unrealized appreciation (depreciation) of securities as follows:

   Unrealized appreciation      $173,051
   Unrealized depreciation       (39,032)
                                --------
   Net unrealized depreciation  $134,019
                                ========

(b) Security exempt from registration under Rule 144(a) of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Open Futures Contracts

Number of                           Expiration         Current           Unrealized
Contracts      Contract Type           Date             Value          (Depreciation)
-------------------------------------------------------------------------------------
   74         S&P 500 Futures         Dec-01         $19,622,950        $(2,290,923)

                       See notes to financial statements.

                                                               Annual Report

U.S. Growth Leaders Fund

Unaudited

The U.S. Growth Leaders Fund seeks to realize long-term capital appreciation. The Fund invests primarily in the common stocks of very large American growth companies that are financially strong, well-established, and world leaders in their industries. The Fund will generally invest in the largest 1,000 companies ranked by market capitalization (total market price of outstanding equity secu-rities). The Fund may invest up to 15% of its total assets in securities of foreign companies.

Top Company Holdings

-------------------------
General Electric       3%
Microsoft              2%
Cytye Corp             2%
King Pharmaceuticals   2%



Investment  Performance

[PERFORMANCE GRAPH APPEARS HERE]

Average Annual Total Return
for the periods ended October 31, 2001
One Year, -40.75%
Since 6/17/99, -14.72%

                                         Standard & Poor's
                     U.S. Growth          500 Barra Growth      Russell 1000
                     Leaders Fund             Index             Growth Index
6/17/99                10,000                10,000               10,000
10/31/99               10,530                10,842               10,785
10/31/00               11,558                11,067               11,791
10/31/01                6,848                 7,550                7,081

   Statistics

   ----------------------------------
    Net Assets (in
     millions)                  $11.7
    Number of Issues               69
    Average Market Cap  $46.4 billion

Schedule of Investments - October 31, 2001
--------------------------------------------------------------------------------

 Principal
 or Shares  Security Description  Value (000)
---------------------------------------------
 Common Stocks (87%)


 Consumer Discretionary (7%)
   5,200   Carnival Corp.           $113.2
   4,500   Harrah's
           Entertainment Inc.
           (b)                       131.1
   3,200   International Game
           Technology (b)            163.4
   3,400   Nike Inc. - Cl. B         167.8
  10,000   Penney (JC)               217.2
   3,500   Viacom Inc. - Cl. B
           (b)                       127.8
                                    ------
           Consumer
           Discretionary             920.5

 Consumer Staples (3%)
   6,000   Ahold NV                  169.2
  14,550   Archer-Daniels-
           Midland Co.               202.7
                                    ------
           Consumer Staples          371.9

--------------------------------------------------------------------------------

 Principal
 or Shares  Security Description   Value (000)
----------------------------------------------
 Energy (7%)
   2,000   Apache Corp.             $  103.2
   6,000   Kinder Morgan Energy
           Partners                    229.5
   4,000   Noble Affiliates Inc.       147.9
  12,000   Ocean Energy Inc.           219.0
   2,600   Suncor Energy                78.8
   2,000   Valero Energy
           Corporation                  75.2
                                    --------
           Energy                      853.6

 Exchange Traded Funds (5%)
   1,200   iShares Standard and
           Poor Small Cap 600          120.9
  13,000   NASDAQ-100 iShares
           (b)                         440.7
                                    --------
           Exchange Traded Funds       561.6

 Financials (8%)
   3,300   Black Rock (b)              142.7
   4,300   Countrywide Credit
           Industries                  171.7
   1,900   Fifth Third Bancorp         107.2
   4,000   MBNA Corp.                  110.5
   4,000   North Fork Bancorp          111.6
   4,800   Zions Bancorp               230.0
                                    --------
           Financials                  873.7


  Paydenfunds

Schedule of Investments - October 31, 2001
-------------------------------------------------------------------------------

 Principal
 or Shares  Security Description   Value (000)
----------------------------------------------
 Health Care (20%)
   4,300   Baxter International
           Inc.                      $ 208.0
   4,700   Biomet Inc.                 143.4
   3,500   Biovail Corp. (b)           165.4
  10,000   Cytyc Corp. (b)             262.2
  12,000   Health Mgmt
           Associates Inc. - Cl.
           A (b)                       233.9
   2,100   Genentech Inc. (b)          109.7
   2,800   Imclone Systems (b)         171.3
   6,666   King Pharmaceuticals
           Inc. (b)                    259.9
   1,500   Laboratory Corp. of
           America Holdings (b)        129.3
   3,100   Patterson Dental (b)        117.8
   4,700   Pfizer                      196.9
   4,000   Pharmaceutical
           Product Development
           Inc. (b)                    106.7
   1,700   Stryker                      95.6
   3,800   Triad Hospitals (b)         102.2
                                     -------
           HealthCare                2,302.3

 Industrials (12%)
   4,900   Block (H&R)                 167.0
   8,500   General Electric Co.        309.5
   6,000   Honeywell
           International Inc.          177.3
  16,200   Hutchison Whampoa           131.4
   6,200   Jabil Circuit Inc.
           (b)                         131.4
   2,600   Jacobs Engineering
           Group (b)                   170.4
   1,200   L-3 Communications
           Holdings Inc. (b)           104.2
   4,800   Raytheon Co.                154.8
                                     -------
           Industrials               1,346.0

 Materials (4%)
   7,000   Barrick Gold Corp.          109.1
   5,100   Cemex Sa                    117.3
   6,463   Franco Nevada Mining         92.1
   5,500   Stillwater Mining Co.
           (b)                          85.7
                                     -------
           Materials                   404.2

 Technology (18%)
   4,500   Applied Materials (b)       153.5
  11,000   ARM Holdings Plc (b)        169.4
   4,000   Celestica Inc. (b)          137.3
   4,100   ChoicePoint Inc. (b)        175.4
   2,400   Millipore                   125.5
   4,100   Mircosoft Corp. (b)         238.4
  10,500   Nokia Corp.                 215.4
   1,200   OM Group                     72.7
   5,700   Peregrine Systems
           Inc. (b)                     82.3
   9,000   Rational Software
           Corp. (b)                   118.1
  17,500   Sun Microsystems Inc.
           (b)                         177.6
  14,400   Taiwan Semiconductor
           Manufacturing Co. (b)       185.9
   2,500   Tech Data Corp. (b)         106.7
   5,820   Texas Instruments
           Inc.                        162.9
                                     -------
           Technology                2,121.1

 Telecommunications (1%)
   4,800   Swisscom AG - ADS           132.5

 Utilities (2%)
   4,400   CMS Energy                   94.6
   6,500   Enron Corp.                  90.4
   4,000   NiSource Inc.                95.0
                                     -------
           Utilities                   280.0


-------------------------------------------------------------------------------

 Contracts       Security
 or Shares     Description       Value (000)
--------------------------------------------
 Total Common Stocks (Cost -      $10,198.9
  $11,162.6)
 U.S. Government Agency (2%)
  200,000  FNMA Discount Note,
           3.53%, 1/10/02 (c)         199.2

Call Options Purchased

95         Pfizer, Inc. 12/22/01                 31.4

Investment Companies (13%)
1,484,230  Bunker Hill Money Market Fund *    1,484.2
                                            ---------

Total (Cost - $12,875.6)                     11,882.2

Liabilities in excess of Other Assets (2%)     (182.6)
                                            ---------
Net Assets (100%)                           $11,699.6
                                            =========

* Affiliated Investment

All of the securities listed above are held by the custodian in a segregated account except Bunker Hill Money Market Fund.

(a) For federal income tax purposes, cost is $13,062,761, and unrealized appreciation (depreciation) of securities is as follows:

   Unrealized appreciation  $   307,314
   Unrealized depreciation   (1,487,827)
                            -----------
   Net unrealized
    depreciation            $(1,180,513)
                            ===========

(b) Non-income producing security

Open Futures Contracts

Number of                            Expiration         Current           Unrealized
Contracts      Contract Type            Date             Value          (Depreciation)
--------------------------------------------------------------------------------------
    2           S&P 500                Dec-01           530,350             (7,664)
    1           NASDAQ 100             Dec-01           136,900               (407)
                                                                           -------
                                                                           $(8,071)
                                                                           =======

Written Option Activity

                                             Number of Contract
                                             Contracts Premium
----------------------------------------------------------------
Options outstanding at beginning of  period        0        $ 0
Options sold                                     733    213,460
Options exercised or canceled                   (260)   (69,531)
Options expired prior to exercise               (473)  (143,929)
                                               -----   --------
Options outstanding at end of period               0        $ 0
                                               =====   ========

                      See notes to financial statements.

                                                               Annual Report

Small Cap Leaders Fund

Unaudited

The Small Cap Leaders Fund seeks to realize long-term capital appreciation. The Fund invests primarily in common stocks of small capitalization U.S. companies that are considered to have superior growth potential. The market capitaliza-tion of these companies is less than that of the 1,000 largest publicly traded U.S. companies. The Fund may invest up to 20% of its total assets in securities of foreign companies.

Top Company Holdings

---------------------------
FTI Consulting           2%
BOK Financial            2%
Developers Diversified   2%
Adaptec                  2%
Ryland Group             2%

Investment Performance

[PERFORMANCE GRAPH APPEARS HERE]

Average Annual Total Return
for the periods ended October 31, 2001
One Year, -11.44%
Since 12/20/99, 1.67%

                    Small Cap         Russell 2000
                   Leaders Fund           Index
12/20/99              10,000               10,000
10/31/00              11,647               10,766
10/31/01              10,315                9,409

  Statistics

  ---------------------------------------
   Net Assets (in millions)         $16.8
   Number of Issues                    91
   Average Market Cap        $718 million

Schedule of Investments - October 31, 2001
--------------------------------------------------------------------------------

 Principal
 or Shares Security Description    Value (000)
----------------------------------------------
 Common Stocks (98%)
 Consumer Discretionary (18%)
  10,250   FTI Consulting (b)       $  303.9
   3,700   Men's Wearhouse (b)          73.5
   8,300   School Specialty
           Inc. (b)                    256.9
   7,000   Sonic Automotive -
            Cl. A (b)                  116.3
   5,600   99(cents) Only
           Stores (b)                  199.1
   6,000   Chico's FAS (b)             156.0
   9,850   Direct Focus Inc. (b)       239.6
  12,400   Handleman (b)               152.5
   5,700   Hot Topic Inc. (b)          144.1
   4,900   Michaels Stores (b)         251.7
  12,250   Regis Corp.                 260.4
   5,300   Ryland Group                283.6
  23,500   Spanish Broadcasting
           System - Cl. A (b)          185.4
   3,500   Superior Industries
           International               115.6
   7,500   Tractor Supply (b)          202.5
  13,000   Vans Inc. (b)               186.7
                                    --------
           Consumer
           Discretionary             3,127.8

--------------------------------------------------------------------------------

 Principal
 or Shares Security Description   Value (000)
---------------------------------------------
 Consumer Staples (5%)
   18,500  Cott Corp. (b)          $  259.8
   15,400  Elizabeth Arden Inc.
           (b)                        203.1
    7,800  Horizon Organic
           Holding Corp. (b)           85.0
   18,000  Spartan Stores (b)         232.7
                                   --------
           Consumer Staples           780.6

 Energy (7%)
   24,500  ATP Oil & Gas (b)          161.7
    9,400  Frontier Oil               178.6
   34,600  KCS Energy Inc. (b)        121.1
   11,600  Offshore Logistics
           (b)                        231.4
    7,300  Plains Resources (b)       199.3
   12,300  QuickSilver
           Resources (b)              179.0
  107,200  Synergy Technologies
           Corp. (b)                   98.6
      600  Western Gas
           Resources, Inc.             19.3
                                   --------
           Energy                   1,189.0


  Paydenfunds

Schedule of Investments - October 31, 2001
-------------------------------------------------------------------------------

 Principal
 or Shares  Security Description    Value (000)
-----------------------------------------------
 Exchange Traded Funds (11%)
  13,600   iShares Russell 2000
           Growth Index Fund         $  683.1
  11,600   iShares Standard and
           Poor Small Capital
           600                        1,168.8
                                     --------
           Exchange Traded Funds      1,851.9

 Financial (14%)
  10,400   American Home
           Mortgage Holdings            159.0
  10,682   BOK Financial Corp.
           (b)                          331.1
  16,200   Developers
           Diversified Realty
           Corp.                        294.8
   5,400   F&M National Corp.           145.8
   5,600   Financial Federal (b)        140.0
   3,200   Hilb, Rogal &
           Hamilton                     185.4
   9,700   Hudson United Bancorp        252.1
   7,200   Landamerica Financial
           Group                        188.6
  11,300   Reckson Associates
           Realty Corp.                 259.9
   7,200   Texas Regional
           Bancshares - Cl. A           241.2
   8,600   UCBH Holding Inc.            249.4
                                     --------
           Financial                  2,447.3

 Health Care (11%)
   8,500   AmSurg Corp. (b)             207.7
   4,700   Haemonetics Corp (b)         179.1
   6,500   Ilex Oncology Inc. (b)       169.7
   7,800   Kendle International
           (b)                          154.5
  16,500   Nabi (b)                     128.7
   3,700   Orthofix
           International - ADR
           (b)                          118.8
   7,700   Province Healthcare
           Company (b)                  212.1
   2,700   Rightchoice Managed
           Care (b)                     180.6
   6,900   SangStat Medical (b)         156.2
   6,800   Thoratec Corp. (b)           132.6
   9,000   Urocor (b)                   160.5
                                     --------
           Health Care                1,800.5

 Industrials (12%)
   6,000   Ametek Inc.                  162.0
  10,800   Covenant Transport
           Inc. (b)                     145.8
   5,200   Cummins Inc.                 162.8
   4,950   DRS Technologies (b)         199.7
   6,900   EDO Corp.                    186.0
   7,300   HEICO                        109.9
   6,900   II-VI, Inc. (b)              105.3
   4,400   Kennametal Inc.              154.8
   7,600   SkyWest Inc.                 139.1
   8,100   Tetra Tech Inc. (b)          209.6
   6,300   URS (b)                      141.1
  10,500   Valmont Industries           165.1
  10,100   Watson Wyatt - Cl. A
           (b)                          178.2
                                     --------
           Industrials                2,059.4

 Materials (6%)
   7,700   Arch Coal Inc.               169.8
   9,400   Stillwater Mining Co.
           (b)                          146.5
  12,200   Westmoreland Coal
           Company (b)                  195.9
  15,800   Goldcorp Inc.                185.8
  17,700   Meridian Gold (b)            193.8
   9,800   Northwest Pipe Co. (b)       142.9
                                     --------
           Materials                  1,034.7


-------------------------------------------------------------------------------

 Principal
 or Shares  Security Description   Value (000)
----------------------------------------------
 Technology (13%)
   24,300  Adaptec Inc. (b)         $   292.8
    3,900  Applied Films (b)             80.2
    8,100  Cryptologic (b)              108.1
    2,800  DuPont Photomasks (b)        100.9
    5,000  HNC Software Inc. (b)         86.5
    4,700  InterCept Group (b)          167.8
   13,800  IXYS Corp. (b)                98.0
    4,800  Keithley Instruments          80.1
   13,500  NetSolve Inc. (b)            120.3
    4,000  Newport Corp.                 62.4
    3,100  Plexus Corp. (b)              77.5
   10,800  Quovadx (b)                   70.7
   16,100  SBA Communications -
            Cl. A (b)                   132.0
    6,400  SmartForce PLC - ADR
           (b)                          105.3
   11,000  Surebeam Corp. - Cl.
           A (b)                        148.0
    6,400  Viasat (b)                    94.8
    8,100  Wind River Systems
           Inc. (b)                     116.1
    6,700  Zoran (b)                    169.4
                                    ---------
           Technology                 2,110.9

 Utilities (1%)
   13,600  Southwestern Energy
           (b)                          160.6
                                    ---------

 Total Common Stocks (Cost -         16,562.7
  $15,831.4)

 Investment Companies (2%)
  264,122  Bunker Hill Money
           Market Fund *                264.1
                                    ---------

 Total (Cost - $16,095.5) (a)        16,826.8
 (100%)

 Liabilities in excess of Other         (17.5)
 Assets (-0%)
                                    ---------
 Net Assets (100%)                  $16,809.3
                                    =========


*  Affiliated Investment

All of the securities listed above are held by the custodian in a segregated account except Bunker Hill Money Market Fund.

(a) For federal income tax purposes, cost is $16,166,418, and unrealized appreciation (depreciation) of securities is as follows:

   Unrealized appreciation    $1,559,141
   Unrealized depreciation      (898,797)
                              ----------
   Net unrealized
    appreciation              $  660,344
                              ==========

(b)  Non-income producing security.

Written Option Activity

                                             Number of Contracts
                                             Contracts Premium
----------------------------------------------------------------
Options outstanding at beginning of  period        0         $0
Options sold                                     250     25,649
Options exercised or canceled
Options expired prior to exercise               (250)  ($25,649)
                                               -----   --------
Options outstanding at end of period               0          0
                                               =====   ========

                      See notes to financial statements.

                                                               Annual Report

Bunker Hill Money Market Fund

Unaudited

The Bunker Hill Money Market Fund seeks to provide investors with liquidity, a stable share price, and as high a level of current income as is consistent with the preservation of principal and liquidity. The Fund invests only in high-quality corporate, bank and government debt securities with an average maturity not to exceed 90 days.

Portfolio Composition

-------------------------
Commerical Paper      18%
Repurchase Agreement  39%
Corporate Notes       13%
Asset Backed           9%
Treasury/Agency       19%
Cash Equivalent        2%

Investment Performance

[PERFORMANCE GRAPH APPEARS HERE]

Average Annual Total Return
for the periods ended October 31, 2001
One Year, 4.83%
Three Year, 5.28%
Since 12/17/97, 5.30%

                      Bunker Hill            iMoneyNet Money
                   Money Market Fund           Fund Report
12/17/97               10,000                    10,000
10/31/98               10,465                    10,466
10/31/99               10,985                    10,937
10/31/00               11,652                    11,551
10/31/01               12,215                    12,050

    Statistics

    ----------------------------------
     Net Assets (in millions)   $375.3
     Number of Issues               34
     Average Maturity          51 days
     SEC 30-Day Yield            2.80%

Schedule of Investments - October 31, 2001
--------------------------------------------------------------------------------

 Principal
 or Shares  Security Description   Value (000)
----------------------------------------------
 Asset Backed Securities (6%)
  4,076,807 Americredit 2000,
            3.76%, 8/6/2002        $  4,076.8
    513,632 Americredit Auto Rec
            Tr,
            4.0875%, 5/6/2002           513.6
  5,994,386 Associates
            Manufactured
            Housing, 2.75%,
            7/15/2030 (a)             5,994.4
    156,661 Case New Holland
            Equipment Trust,
            4.035%, 5/15/2002           156.7
    599,469 Household 2001-1 A1
            Car Corp. Note
            4.989%, 3/18/2002           599.4
     74,084 Lincs 2001-1 Ctfs,
            2.37%, 1/22/2002 (a)         74.1
  1,017,200 Long Beach,
            4.01%, 7/13/2002 (a)      1,017.2
  2,286,043 Mercury Auto Trust
            2001,
            4.05%, 7/15/2002 (a)      2,286.0
    591,261 Nissan Auto,
            4.7425%, 5/15/2002          591.3
  8,727,941 Premier Auto Trust,
            5.96%, 10/8/2002          8,822.7
                                   ----------
            Asset Backed
            Securities               24,132.2


--------------------------------------------------------------------------------

 Principal
 or Shares  Security Description   Value (000)
----------------------------------------------
 Commercial Paper (19%)
 14,000,000 Delaware Funding CP,
            2.26%, 12/6/2001       $ 13,969.2
 14,000,000 Edison Asset CP,
            2.49%, 11/8/2001         13,993.2
 13,000,000 Falcon Asset CP,
            2.48%, 11/7/2001         12,994.6
 14,000,000 Variable Funding CP,
            2.52%, 11/14/2001        13,987.3
 15,000,000 Windmill Funding CP,
            2.48%, 11/8/2001         14,992.8
                                   ----------
            Commercial Paper         69,937.1

 Corporate Notes (11%)
  3,000,000 Canadian Imp Bank,
            2.54%, 5/20/2002          2,999.8
  6,500,000 Countrywide Home FI,
            2.56%, 4/20/2002          6,500.0
  5,150,000 Household Finance,
            2.80%, 1/3/2002           5,152.5
  3,000,000 IBM Credit Corp.,
            7%, 1/28/2002             3,014.1


  Paydenfunds

--------------------------------------------------------------------------------

 Principal
 or Shares  Security Description   Value (000)
----------------------------------------------
  5,000,000 Merrill Lynch,
            7.52%, 5/3/2002         $5,082.3
  2,500,000 Vodafone Airtouch
            Group,
            3.31%, 12/19/2001
            (a)                      2,501.0
  7,200,000 Wal-Mart Stores,
            5.45%, 6/1/2002          7,250.7
  2,000,000 Wal-Mart Stores,
            6.75%, 5/15/2002         2,021.1
  7,900,000 Washington Mutual
            Bank,
            3.5925%, 5/24/2006       7,900.5
                                    --------
            Corporate Notes         42,422.0

 Mortgage Backed Securities (1%)
  2,751,603 Mlmi 2000 WAMU2 CMO,
            2.4062%, 11/27/2001      2,751.6

 U.S. Government Agency (22%)
 10,000,000 Fed Farm Credit
            Bank,
            2.529%, 5/16/2002       10,002.0
 20,000,000 FHLB Discount Note,
            2.38%, 11/14/2001       19,982.8
 10,000,000 FHLMC Discount Note,
            2.175%, 10/23/2002       9,784.9
 25,000,000 FHLMC Discount Note,
            2.30%, 11/20/2001       24,969.7
 10,000,000 FHLMC Discount Note,
            3.58%, 6/20/2002         9,770.3
  9,050,000 FNMA Discount Note,
            3.87%, 5/17/2002         8,858.3
                                    --------
            U.S. Government
            Agency                  83,368.0

--------------------------------------------------------------------------------

 Principal
 or Shares  Security Description   Value (000)
----------------------------------------------
 Investment Companies (3%)
 10,442,037 Dreyfus Treasury
            Cash Management Fund   $ 10,442.0
                                   ----------

 Total (Cost - $233,052.9) (62%)    233,052.9

 Repurchase Agreements (40%)
 60,008,434 Lehman Tri Party,
            2.55%, 11/1/2001 (b)     60,008.4
 90,000,000 Morgan Stanley Tri
            Party,
            2.60%, 11/1/2001 (c)     90,000.0
                                   ----------
            Repurchase
            Agreements              150,008.4


 Liabilities in excess of Other      (7,772.5)
 Assets (-2%)
                                   ----------
 Net Assets (100%)                 $375,288.8
                                   ==========


(a) Security exempt from registration under Rule 144(a) of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(b) The Lehman repurchase agreement is collateralized by the following securities:

                   Security
 Principal       Description   Value
------------------------------------------
 $61,065,000 GNM2 003068M      $61,205,997

(c) The Morgan Stanley repurchase agreement is collateralized by the following securities:

                   Security
 Principal        Description      Value
----------------------------------------------
 $  8,998,543 FNMA FNMS 6.5000
              09/01/31             $ 9,060,013
   11,458,608 FNMA FNMS 6.0000
              09/01/13               8,510,135
    8,374,000 FNMA FNMS 6.0000
              11/01/28               6,461,491
   14,265,162 FNMA FNMS 7.5000
              08/01/28               8,871,023
   13,089,075 FNMA FNMS 7.5000
              09/01/30               7,780,921
   15,405,832 FNMA FNMS 8.5000
              07/01/30               8,713,050
    7,916,000 FNMA FNMS 6.0000
              11/01/31               7,845,672
    8,235,808 FNMA FNMS 7.5000
              02/01/31               8,158,231
    8,215,298 FNMA FNMS 6.0000
              03/01/31               7,907,353
    9,107,613 FNMA FNMS 6.0000
              07/01/16               9,077,206
    8,150,352 FNMA FNMS 6.0000
              07/01/16               8,069,434
 ------------                      -----------
 $113,216,291                      $90,454,529
 ============                      ===========

                       See notes to financial statements.

                                                               Annual Report

Limited Maturity Fund

Unaudited

The Limited Maturity Fund seeks to realize a total return that, over time, is greater than money market funds and is consistent with the preservation of cap-ital. The Fund invests in a wide variety of investment grade debt securities payable primarily in U.S. dollars. The Fund's maximum average portfolio matu-rity (on a dollar-weighted basis) is one and one-half years.

Portfolio Composition

-------------------------------
Treasury/Agency             21%
Asset Backed                27%
Corporate                   21%
Mortgage Backed Securities  11%
Commercial Paper             7%
Cash Equivalent             13%
-------------------------------

Credit Quality

--------
AAA  67%
AA    3%
A    16%
BBB  14%

Investment Performance

[PERFORMANCE GRAPH APPEARS HERE]

Average Annual Total Return
for the periods ended october 31, 2001
One Year, 7.44%
Five Year, 5.96%
Since 5/2/94, 5.78%


                       Limited                Merrill Lynch
                       Maturity              90-Day Treasury
                        Fund                   Bill Index
5/31/94                10,000                    10,000
10/31/95               10,839                    10,828
10/31/97               12,050                    12,032
10/31/99               13,359                    13,272
10/31/01               15,249                    14,785

    Statistics

    --------------------------------
     Net Assets (in
      millions)               $202.4
     Number of Issues             54
     Average Maturity      0.6 years
     SEC Yield                 3.98%

Schedule of Investments - October 31, 2001
--------------------------------------------------------------------------------

 Principal
 or Shares  Security Description                Value (000)
-----------------------------------------------------------
 Asset Backed Securities (28%)
 3,822,000 Americredit Automobile Receivables
           Trust,
           7.05%, 02/12/05                       $ 3,997.4
 2,000,000 ARC 2000-BC3 M1,
           3.02%, 9/25/30                          2,001.0
 2,000,000 Associates Credit
           Card Trust 2000-1 B,
           2.8575%, 5/17/06                        2,001.5
 1,150,000 BA Master Credit Card
           Trust,
           3.395%, 8/16/04 (b)                     1,150.9
 1,770,102 Case Equipment Loan
           Trust 98-A,
           5.83%, 2/15/05                          1,772.4
 5,109,376 Chase Manhattan Auto
           Owner Trust,
           6.00%, 12/15/04                         5,166.5
 2,000,000 Deutsche Floorplan
           Receivables Master
           Trust 2000-1,
           2.965%, 4/15/05                         1,999.7
 2,340,722 Distribution
           Financial Services
           Trust 99-1,
           5.70%, 2/16/09                          2,358.6
 4,000,000 First USA Credit Card
           Master Trust, 6.42%,
           3/17/05                                 4,116.4
 3,000,000 First USA Credit Card
           Master Trust, 6.58%,
           3/17/05                                 3,088.8

--------------------------------------------------------------------------------

 Principal
 or Shares  Security Description   Value (000)
----------------------------------------------
 3,000,000 Ford Credit Auto
           Owner Trust
           7.70%, 1/15/04 (b)       $ 3,019.8
 3,500,000 Ford Credit Auto
           Owner Trust,
           6.75%, 1/15/04             3,615.3
 5,500,000 GMAC 2001-HE1A,
           Interest Only, 8.00%,
           9/25/03                      763.1
 2,110,443 Honda 1999-A Auto
           Receivables,
           6.45%, 9/16/02             2,120.5
 4,740,000 Household Automotive
           Trust 7.05%, 2/17/05       4,970.4
 4,937,836 Morgan Stanley Dean
           Witter Corp., 2001-
           NC2 A2,
           2.70%, 1/25/32             4,938.3
 1,837,737 Provident Bank
           Equipment Lease
           Trust, 3.27%,
           11/25/11 (b)               1,837.7
 1,617,217 RASC 1999-KS3 AI2,
           7.075%, 9/25/20            1,627.3
   610,055 WFS Financial Owner
           Trust, 5.55%, 2/20/03        611.0
 5,000,000 World Omni Auto
           Receivables Trust,
           7.13%, 2/16/04             5,170.8
                                    ---------
           Asset Backed
           Securities                56,327.4


  Paydenfunds

Schedule of Investments - October 31, 2001
--------------------------------------------------------------------------------

 Principal
 or Shares  Security Description   Value (000)
----------------------------------------------
 Commercial Paper (8%)
 8,000,000 Enterprise Funding
           Corp.,
           Commercial Paper,
           2.38%, 11/21/01          $ 7,989.4
 8,000,000 Falcon Asset
           Securities Corp.,
           Commercial Paper,
           2.31%, 11/27/01            7,986.5
                                    ---------
           Commercial Paper          15,975.9

 Corporate Bonds (22%)
 3,900,000 British Telecom
           Place,
           4.445%, 12/15/03           3,934.1
 3,000,000 Caterpillar Financial
           Services Corp.,
           7.09%, 8/29/02             3,108.8
 3,500,000 Conectiv, Floating
           Rate Note, 5.00%,
           6/13/02 (b)                3,504.4
 3,500,000 Countrywide Home
           Loan,
           3.1875%, 10/01/03          3,500.0
 3,750,000 Eaton Corp.,
           3.0825%, 4/24/03           3,754.7
 2,615,000 Enron Corp.,
           6.45%, 11/15/00            2,588.9
 2,500,000 Ford Motor Credit
           Co.,
           3.12125%, 4/17/03          2,465.6
 2,000,000 Kellogg Co.,
           5.50%, 4/01/03             2,055.0
 3,000,000 MBNA Corp.,
           4.36%, 6/13/03             2,988.8
 3,000,000 Merrill Lynch Medium
           Term Notes, 7.52%,
           5/3/02                     3,078.7
 1,750,000 Norfolk Southern,
           Floating Rate Note,
           5.00%, 7/7/03              1,752.2
 3,000,000 Sprint Capital Corp.,
           7.625, 6/10/02             3,086.2
 2,000,000 Time Warner, Inc.,
           6.10%, 12/30/01 (b)        2,007.5
 3,000,000 TRW, Inc.,
           6.50%, 6/1/02              3,033.7
 3,000,000 Worldcom Inc.,
           7.875%, 5/15/03            3,153.8
                                    ---------
           Corporate Bonds           44,012.4

 Mortgage Backed Securities (12%)
 2,947,244 Bear Stearns ARM
           2001-1 A3, 6.70344%,
           12/25/20                   3,006.2
 2,671,236 Bear Stearns ARM
           2001-3
           5.40%, 06/25/31            2,694.6
 1,760,555 FNMA #323682,
           7.19%, 8/1/27              1,815.7
 2,169,711 FNMA #543364 ARM,
           6.85%, 5/1/21              2,237.9
   730,285 FNMA 97-17F,
           3.06%, 11/18/25              731.3
 3,393,017 FNMA ARM,
           7.19%, 4/1/28              3,494.8
   343,133 FNMA,
           6.50%, 4/18/22               342.7
 1,574,751 GNMA,
           2.98%, 11/16/29            1,581.8

--------------------------------------------------------------------------------

 Principal
 or Shares  Security Description   Value (000)
----------------------------------------------
    519,546 GNMA,
            3.23%, 6/16/26         $    520.4
    482,685 Headlands Mortgage,
            7.75%, 3/25/12              490.4
  3,666,222 HSBC Mortgage Loan
            Trust
            7.11%, 12/16/30           3,666.2
  3,429,259 UMSC 1994-1 AM,
            6.058%, 6/25/32           3,437.8
                                   ----------
            Mortgage Backed
            Securities               24,019.8

 U.S. Government (22%)
 11,000,000 FHLB,
            5.125%, 1/13/03          11,371.2
  5,000,000 FHLMC,
            3.50%, 09/15/03           5,068.8
 25,000,000 Freddie Mac Discount
            Note,
            2.40%, 11/27/01          24,968.9
  2,000,000 U.S. Treasury Note,
            5.5%, 5/31/03             2,099.9
                                   ----------
            U.S. Government          43,508.8

 Investment Companies (13%)
 26,342,681 Bunker Hill Money
            Market Fund *            26,342.7
                                   ----------

 Total (Cost - $208,616.2) (a)      210,187.0
 (104%)

 Liabilities in excess of Other      (7,807.7)
 Assets (-4%)
                                   ----------
 Net Assets (100%)                 $202,379.3
                                   ==========


*  Affiliated Investment

(a) This represents cost for federal income tax purposes and differs from value by unrealized appreciation (depreciation) of securities as follows:

   Unrealized appreciation    $1,695,198
   Unrealized depreciation      (124,426)
                              ----------
   Net unrealized
    appreciation              $1,570,772
                              ==========

(b) Security exempt from registration under Rule 144(a) of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers

                       See notes to financial statements.

                                                               Annual Report

Short Bond Fund

Unaudited

The Short Bond Fund seeks to realize a high level of total return consistent with preservation of capital. In order to achieve these objectives the Short Bond Fund invests in a wide variety of investment grade debt securities payable primarily in U.S. dollars. The Fund's maximum average portfolio maturity (on a dollar-weighted basis) is three years.

Portfolio Composition

-------------------------------
Treasury/Agency             45%
Asset Backed Securities     27%
Corporate                   26%
Mortgage Backed Securities   2%
Cash Equivalent              0%
-------------------------------

Credit Quality

--------
AAA  63%
AA    7%
A    22%
BBB   8%

Investment Performance

[PERFORMANCE GRAPH APPEARS HERE]

Average Annual Total Return
for the periods ended October 31, 2001
One Year, 11.51%
Five Year, 6.65%
Since 1/1/94, 6.07%

                     Short Bond      Merrill Lynch 1-3 Year
                       Fund             Treasury Index
1/31/94               10,000               10,000
10/31/95              10,979               10,981
10/31/97              12,151               12,384
10/31/99              13,352               13,737
10/31/01              15,873               16,152

    Statistics

    ---------------------------------
     Net Assets (in
      millions)                 $83.2
     Number of Issues              41
     Average Maturity       2.2 years
     SEC Yield                  3.79%

Schedule of Investments - October 31, 2001
--------------------------------------------------------------------------------

 Principal
 or Shares  Security Description   Value (000)
----------------------------------------------
 Asset Backed Securities (24%)
 1,500,000 Ace Rv & Marine
           Trust, 4.85%, 4/21/08    $ 1,540.8
 1,250,000 Americredit
           Automobile
           Receivables Trust,
           5.81%, 5/6/06              1,302.3
   651,484 Banc Of America
           Commercial Mortgage,
           Inc.,
           6.801%, 7/15/04              689.5
 1,550,000 Capital One Auto
           Finance Trust, 2001-A
           A4,
           5.40%, 5/15/08             1,615.9
 1,000,000 Capital One Master
           Trust, 7.30%, 4/17/06      1,056.2
 1,394,264 CS First Boston
           Mortgage Securities
           97-C2,
           6.40%, 1/17/35             1,456.2
 2,000,000 Daimler Chrysler Auto
           Trust,
           6.70%, 03/08/06            2,151.3
 1,000,000 Deutsche Floorplan
           Receivables Master
           Trust 2000-1,
           6.603%, 4/15/05              999.9
 3,000,000 Ford Credit Auto
           Owner Trust,
           7.37%, 07/15/2004          3,179.4

--------------------------------------------------------------------------------

 Principal
 or Shares  Security Description   Value (000)
----------------------------------------------
 1,200,000 MBNA Master Credit
           Card Trust, 5.65%,
           2/15/06                  $ 1,254.2
 1,500,000 MMCA Automobile Trust
           7.55%, 4/15/06             1,591.4
 1,600,219 Morgan Stanley
           Capital,
           6.22%, 6/3/30              1,692.1
 1,500,000 WFS Financial Owner
           Trust, 5.18%, 3/20/09      1,553.2
                                    ---------
           Asset Backed
           Securities                20,082.4

 Corporate Bonds (23%)
 1,500,000 Amerada Hess Corp.
           5.30%, 08/15/04            1,548.7
   500,000 Associates
           Corporation NA,
           5.80%, 4/20/04               524.4
 1,500,000 Countrywide Home Loan
           5.25%, 06/15/04            1,541.1
 1,000,000 Dominion Resources,
           Inc., 7.23%, 09/16/02      1,002.5
 1,500,000 Ford Motor Credit Co.
           6.125%, 04/28/2003         1,533.8
   500,000 General Motors
           Acceptance Corp.
           5.95%, 03/14/2003            510.0
 1,150,000 GMAC,
           8.50%, 1/1/03              1,211.6


  Paydenfunds

Schedule of Investments - October 31, 2001
--------------------------------------------------------------------------------

 Principal
 or Shares  Security Description   Value (000)
----------------------------------------------
 1,000,000 GTE California, Inc.,
           6.75%, 3/15/04           $ 1,070.0
 1,500,000 International Paper
           Company,
           8.00%, 7/8/03              1,593.8
 1,500,000 Kellogg Co.,
           5.50%, 04/01/2003          1,541.3
 1,000,000 Salomon, Inc.,
           6.875%, 12/15/03           1,067.5
 1,500,000 Unilever Capital
           Corp.,
           6.75%, 11/1/2003           1,603.1
 1,500,000 Walt Disney,
           5.25%, 11/10/2003          1,545.0
 1,500,000 Wells Fargo
           4.25%, 08/15/2003          1,528.1
 1,300,000 Worldcom Inc.,
           7.875%, 5/15/03            1,366.6
                                    ---------
           Corporate Bonds           19,187.5

 Mortgage Backed Securities (6%)
 1,180,505 FNMA ARM #514721,
           6.115%, 9/1/29             1,201.2
   296,385 Headlands Mortgage,
           7.75%, 3/25/12               301.1
 1,550,888 Medallion Trust,
           6.879%, 12/18/31           1,551.8
 1,500,000 Residential Funding
           Mortgage Securities,
           7.49%, 10/25/13            1,567.5
                                    ---------
           Mortgage Backed
           Securities                 4,621.6

 U. S. Government Agency (23%)
 1,500,000 FANNIE MAE,
           5.125%, 02/13/2004         1,572.1
 4,250,000 FHLB
           4.75%, 6/28/04             4,420.0
 7,300,000 FHLB,
           5.125%, 1/13/03            7,546.4
 5,800,000 FNMA,
           5.00%, 2/14/03             5,995.8
                                    ---------
           U. S. Government
           Agency                    19,534.3

 U.S. Treasury (17%)
 1,500,000 U.S. Treasury Note,
           4.25%, 11/15/03            1,552.7
 1,000,000 U.S. Treasury Note,
           5.50%, 2/28/03             1,043.8
 2,200,000 U.S. Treasury Note,
           5.75%, 8/15/03             2,329.9
 8,500,000 U.S. Treasury Note,
           5.50%, 5/31/03             8,924.7
                                    ---------
           U.S. Treasury             13,851.1

 Investment Companies (6%)
 5,071,742 Bunker Hill Money
           Market Fund *              5,071.7
                                    ---------

 Total (Cost - $80,184.9) (a)        82,348.6
 (99%)

 Other Assets, net of Liabilities       867.6
 (1%)
                                    ---------
 Net Assets (100%)                  $83,216.2
                                    =========


*  Affiliated Investment

All of the securities, except the Bunker Hill Money Market Fund, are held by the custodian in a segregated account.

(a) This represents cost for federal income tax purposes and differs from value by unrealized appreciation (depreciation) of securities as follows:

   Unrealized appreciation    $2,163,825
   Unrealized depreciation          (130)
                              ----------
   Net unrealized
    appreciation              $2,163,695
                              ==========

Open Futures Contracts

Number of        Contract            Expiration           Current            Unrealized
Contracts          Type                 Date               Value            Appreciation
----------------------------------------------------------------------------------------
   75          U.S. Treasury          Dec - 01          $15,915,234           $253,282
               2 Year Note
               Future

                       See notes to financial statements.

                                                               Annual Report

U.S. Government Fund

Unaudited

The U.S. Government Fund seeks to realize a high level of total return consis-tent with preservation of capital. The fund invests primarily in U.S. Govern-ment obligations, i.e., U.S. Treasury bonds, notes and bills and other bonds and obligations issued or guaranteed by the U.S. Government, U.S. Government-sponsored enterprises, or federal agencies.

Portfolio Composition

--------------------
Mortgage Backed  17%
Treasury         52%
Agency           29%
Cash Equivalent   2%
--------------------

Credit Quality

---------
AAA  100%

Investment Performance

[PERFORMANCE GRAPH APPEARS HERE]


Average Annual Total Return
for the periods ended October 31, 2001
One Year, 12.95%
Five Year, 7.10%
Since 1/1/95, 7.63%


                               U.S. Government      Merrill Lynch 1-5 Year
                                    Fund                Treasury Index
1/31/95                            10,000                   10,000
10/31/95                           11,161                   11,067
10/31/97                           12,460                   12,505
10/31/99                           13,769                   13,866
10/31/01                           16,536                   16,511

   Statistics

   ---------------------------------
    Net Assets (in
     millions)                 $63.3
    Number of Issues              19
    Average Maturity       3.1 years
    SEC Yield                  3.84%

Schedule of Investments - October 31, 2001
--------------------------------------------------------------------------------

 Principal
 or Shares  Security Description  Value (000)
---------------------------------------------
 Mortgage Backed Securities (19%)
 2,000,000 FHLMC,
           6.00%, 7/15/08          $ 2,059.5
   333,245 FHLMC,
           6.00%, 9/15/22              343.8
 2,338,891 FNMA,
           6.27%, 7/1/05             2,485.1
 3,000,000 FNMA,
           6.00%, 2/25/02            3,129.7
 4,010,000 FNMA,
           6.00%, 5/25/08            4,172.6
                                   ---------
           Mortgage Backed
           Securities               12,190.7

 U.S. Government Agency (32%)
 6,000,000 FHLMC,
           5.25%, 2/15/04            6,292.5
 3,000,000 FNMA,
           4.75%, 3/15/04            3,127.5
   700,000 FNMA,
           5.25%, 6/15/06              736.7
 3,300,000 FNMA,
           5.50%, 2/15/06            3,510.4
 3,000,000 FNMA,
           6.00%, 12/15/05           3,247.5

--------------------------------------------------------------------------------

 Principal
 or Shares  Security Description  Value (000)
---------------------------------------------
 3,000,000 FNMA,
           6.50%, 8/15/04          $ 3,263.4
                                   ---------
           U.S. Government
           Agency                   20,178.0

 U.S. Treasury Notes (59%)
 2,000,000 U.S. Treasury Note,
           5.625%, 2/15/06           2,174.2
 8,500,000 U.S. Treasury Note,
           5.75%, 8/15/03            9,002.0
 7,750,000 U.S. Treasury Note,
           5.875%, 11/15/04          8,398.4
   400,000 U.S. Treasury Note,
           5.88%, 11/15/05             437.8
 5,000,000 U.S. Treasury Note,
           6.00%, 8/15/04            5,417.2
 1,700,000 U.S. Treasury Note,
           6.75%, 5/15/05            1,900.2
 8,850,000 U.S. Treasury Note,
           7.50%, 2/15/05           10,065.8
                                   ---------
           U.S. Treasury Notes      37,395.6

  Paydenfunds

U.S. Government Fund

Schedule of Investments - October 31, 2001
-------------------------------------------------------------------------------

 Principal
 or Shares  Security Description  Value (000)
---------------------------------------------
 Investment Companies (2%)
 1,392,956 Bunker Hill Money
           Market Fund *           $ 1,393.0
                                   ---------

 Total (Cost - $67,908.9) (a)       71,157.3
 (112%)

 Liabilities in excess of Other     (7,891.3)
 Assets (-12%)
                                   ---------
 Net Assets (100%)                 $63,266.0
                                   =========

*  Affiliated Investment

All of the securities listed above are held by the custodian in a segregated account except Bunker Hill Money Market Fund.

(a) For federal income tax purposes, cost is $67,913,251, and unrealized appreciation (depreciation) of securities is as follows:

   Unrealized appreciation    $3,244,032
   Unrealized depreciation            --
                              ----------
   Net unrealized
    appreciation              $3,244,032
                              ==========


                      See notes to financial statements.

                                                               Annual Report

GNMA Fund

Unaudited

The GNMA Fund seeks to realize a high level of total return consistent with preservation of capital. The Fund invests primarily in Government National Mortgage Association mortgage backed securities, which are debt securities rep-resenting part ownership in a pool of mortgage loans backed by the U.S. Govern-ment.


Portfolio Composition

--------------------
GNMA             85%
Other Agency      8%
Treasury          5%
Cash Equivalent   2%
--------------------

Coupon Mix

----------
6.00%  10%
6.50%  30%
7.00%  25%
7.50%  20%
8%+    15%

Investment Performance

[PERFORMANCE GRAPH APPEARS HERE]

Average Annual Total Return
for the periods ended October 31, 2001
One Year, 13.00%
Since 8/27/99, 10.37%

                               GNMA                 Merrill Lynch GNMA
                               Fund                    Master Index
8/27/99                       10,000                     10,000
10/31/99                      10,182                     10,225
10/31/00                      10,976                     11,033
10/31/01                      12,402                     12,420

  Statistics

  ------------------------------------
   Net Assets (in millions)     $146.3
   Number of Issues                 41
   Average Maturity          5.1 years
   SEC Yield                     6.20%

Schedule of Investments - October 31, 2001
--------------------------------------------------------------------------------

 Principal       Security
 or Shares      Description      Value (000)
--------------------------------------------
 Mortgage Backed Securities
 (125%)
  2,589,669 FHLMC #2236,
            2.93%, 10/15/24      $  2,593.3
  3,141,785 FHLMC #846489,
            7.074%, 7/1/19          3,220.3
    969,631 FHLMC
            2.96%, 10/15/23           970.4
  4,266,803 FNMA 380908
            5.895%, 12/01/2008      4,501.5
 13,000,000 FNMA TBA,
            7.50%, 11/1/31         13,613.3
  3,859,554 GNMA #511026,
            7.00%, 3/15/31          4,030.8
  1,303,474 GNMA #2562,
            6.00%, 3/20/28          1,318.9
  3,600,820 GNMA #2713,
            6.00%, 2/20/29          3,643.6
  1,988,626 GNMA #3029,
            8.50%, 1/20/31          2,106.1
  3,442,178 GNMA #464128,
            7.00%, 8/15/28          3,599.2

--------------------------------------------------------------------------------

 Principal     Security
 or Shares   Description     Value (000)
----------------------------------------
 2,832,013 GNMA #473017,
           6.50%, 7/15/29    $  2,927.6
 4,998,427 GNMA #473045,
           6.50%, 7/15/29       5,167.1
 4,743,150 GNMA #475209,
           7.00%, 6/15/28       4,959.5
 4,653,866 GNMA #485327,
           7.00%, 3/15/31       4,860.4
 2,139,942 GNMA #494839,
           6.50%, 6/15/29       2,212.2
 6,029,701 GNMA #507768,
           6.50%, 4/15/29       6,233.2
 7,874,240 GNMA #514330,
           7.00%, 7/15/29       8,231.0
 7,957,118 GNMA #518584,
           7.50%, 11/15/29      8,379.8
 9,269,040 GNMA #530570,
           7.00%, 2/15/31       9,680.3
 2,867,355 GNMA #536341,
           7.50%, 11/15/30      3,016.1
 2,765,796 GNMA #537755,
           7.00%, 12/15/30      2,889.4

  Paydenfunds

GNMA Fund


Schedule of Investments - October 31, 2001
--------------------------------------------------------------------------------

 Principal
 or Shares  Security Description   Value (000)
----------------------------------------------
  3,992,039 GNMA #551596,
            6.50%, 8/15/31         $  4,126.8
  2,183,460 GNMA #780759,
            6.50%, 4/15/13            2,289.2
  2,201,523 GNMA #780852,
            6.50%, 9/15/13            2,308.1
  3,548,346 GNMA #8301,
            7.625%, 10/20/23          3,696.5
  3,766,417 GNMA #8339,
            7.625%, 12/20/23          3,923.5
  3,974,444 GNMA 6.375%,
            5/20/24                   4,081.2
  1,026,211 GNMA II #538131,
            7.50%, 10/20/30           1,075.6
  8,000,000 GNMA II TBA,
            6.50%, 11/1/31            8,225.0
  5,000,000 GNMA TBA,
            6.00%, 11/1/31            5,081.3
 20,500,000 GNMA TBA,
            6.50%, 11/15/31          21,166.2
  7,000,000 GNMA,
            2.8125%, 10/20/28         7,009.1
  5,639,202 GNMA,
            2.86%, 3/20/29            5,649.3
  3,149,501 GNMA,
            2.98%, 11/16/29           3,163.7
  3,866,206 GNMA,
            3.029%, 7/16/28           3,876.9
  8,679,385 GNMA,
            3.08%, 11/16/29           8.741.9
                                   ----------
            Mortgage Backed
            Securities              182,568.3

 U.S. Treasury (9%)
  7,000,000 U.S. Treasury Bill,
            2.19%, 11/29/01           6,988.4
  2,000,000 U.S. Treasury Bond,
            5.375%, 2/15/31           2,151.5
  2,000,000 U.S. Treasury Note,
            4.625%, 5/15/06           2,092.5
  2,000,000 U.S. Treasury Note,
            5.00%, 8/15/11            2,116.2
                                   ----------
            U.S. Treasury            13,348.6

 Investment Companies (3%)
  3,891,842 Bunker Hill Money
            Market Fund *             3,891.8
                                   ----------

 Total (Cost - $193,999.5) (a)      199,808.7
 (137%)

 Liabilities in excess of Other     (53,513.1)
 Assets (-37%)
                                   ----------
 Net Assets (100%)                 $146,295.6
                                   ==========

* Affiliated Investment

All of the securities listed above are held by the custodian in a segregated account except Bunker Hill Money Market Fund and securities purchased on a delayed delivery basis.

(a) This represents cost for federal income tax purposes and differs from value by unrealized appreciation (depreciation) of securities as follows:

   Unrealized appreciation    $5,820,821
   Unrealized depreciation       (11,546)
                              ----------
   Net unrealized
    appreciation              $5,809,275
                              ==========

(b) Security was purchased on a delayed delivery basis.

                       See notes to financial statements.

                                                               Annual Report

Investment Quality Bond Fund

Unaudited

The Investment Quality Bond Fund seeks to realize a high level of total return consistent with preservation of capital. In order to achieve these objectives the Investment Quality Bond Fund invests in a wide variety of investment grade debt securities payable primarily in U.S. dollars.

Portfolio Composition

--------------------
Treasury/Agency  38%
Mortgage Backed  31%
Corporate        30%
Asset Backed      1%
Cash Equivalent   0%
--------------------

Credit Quality

--------------------
AAA              79%
AA                2%
A                 8%
BBB              11%


Investment Performance

[PERFORMANCE GRAPH APPEARS HERE]

Average Annual Total Return
for the periods ended October 31, 2001
One Year, 15.70%
Five Year, 7.39%
Since 1/1/94, 6.57%

                            Investment Quality        Lehman Aggregate
                                 Bond Fund                Index
1/31/94                           10,000                  10,000
10/31/95                          11,001                  11,175
10/31/97                          12,510                  12,880
10/31/99                          13,457                  14,156
10/31/01                          16,463                  17,397

    Statistics

    ------------------------------------
     Net Assets (in millions)     $149.9
     Number of Issues                 70
     Average Maturity          8.6 years
     SEC Yield                     4.53%

Schedule of Investments - October 31, 2001
--------------------------------------------------------------------------------

 Principal
 or Shares  Security Description   Value (000)
----------------------------------------------
 Asset Backed Securities (8%)
  1,800,000 Associates Credit
            Card Trust, 2.86%,
            9/18/06                $  1,799.2
  1,000,000 Avalonbay
            Communities
            6.625%, 09/15/11          1,011.2
  1,500,000 BA Master Credit
            Card Trust, 3.395%,
            8/16/04 (c)               1,501.2
  1,610,524 Commercial, Inc.,
            2.75%, 11/15/03 (c)       1,612.0
  2,000,000 HAT,
            5.39%, 8/17/08            2,084.4
  1,533,428 Residential Asset
            Securities
            Corporation,
            2.66%, 3/25/32            1,532.4
  1,433,884 Saxon Asset
            Securities Trust,
            2.65%, 3/25/32            1,435.5
  1,365,046 Structured Asset
            Notes Transactions,
            7.156%, 10/28/03 (c)      1,407.4
                                   ----------
            Asset Backed
            Securities               12,383.3

 Corporate Bonds (21%)
  1,400,000 AOL Time Warner,
            Inc., 6.75%, 4/15/11      1,466.5

--------------------------------------------------------------------------------

 Principal
 or Shares  Security Description   Value (000)
----------------------------------------------
    760,000 Bellsouth Corp.,
            6.875%, 10/15/31        $   786.5
    760,000 British Telecom PLC
            8.625%, 12/15/30            907.5
  1,000,000 Comcast Cable
            Communications
            6.875%, 06/15/09          1,046.2
  1,000,000 Conoco Funding,
            5.45%, 10/15/06           1,012.5
    760,000 Conoco Funding,
            7.25%, 10/15/31             780.7
  1,500,000 Dominion Resources,
            7.625%, 7/15/05           1,636.9
  1,000,000 Duke Capital
            Corporation,
            7.50%, 10/1/09            1,110.0
  1,000,000 Duke Energy Field
            Services 7.875%,
            08/16/10                  1,108.7
  1,000,000 General Motors
            Acceptance
            6.125%, 09/15/06            995.0
  1,500,000 Household Finance
            Corp., 8%, 5/9/05         1,659.4
    200,000 IBM Corporation,
            4.875%, 10/1/06             203.5
  1,450,000 International Paper
            Company,
            8.00%, 7/8/03             1,540.6

  Paydenfunds

Investment Quality Bond Fund
Schedule of Investments - October 31, 2001
--------------------------------------------------------------------------------

 Principal
 or Shares  Security Description   Value (000)
----------------------------------------------
  1,000,000 JP Morgan Chase &
            Co. 6.75%, 02/01/11    $  1,058.8
  1,500,000 Landwirtschaft
            Rentenbk,
            4.50%, 10/23/06           1,515.0
    500,000 MBNA Corp,
            6.963%, 9/12/02             517.5
  1,000,000 National Rural
            Utilities,
            5.25%, 7/15/04            1,040.0
    760,000 Pepsi Bottling
            Group,
            7.00%, 3/1/29               841.6
  1,200,000 Phillips Pete,
            8.50%, 5/25/05            1,354.5
  1,500,000 PSEG Power,
            7.75%, 4/15/11            1,644.4
    760,000 Quebec Province,
            7.50%, 9/15/29              908.4
  1,000,000 Republic Services
            Inc., 6.75%, 8/15/11      1,041.3
    900,000 Safeway, Inc.,
            6.50%, 3/1/11               952.9
    500,000 Sun Microsystems
            Inc, 7.00%, 8/15/02         510.6
  1,000,000 Sun Microsystems,
            Inc., 7.50%, 8/15/06      1,056.3
  1,500,000 Suntrust Bank
            6.375%, 04/11/11          1,575.0
  1,000,000 Telus Corporation
            8.00%, 6/01/11            1,090.0
  1,500,000 Worldcom Inc.,
            7.50%, 5/15/11            1,546.8
                                   ----------
            Corporate Bonds          30,907.1

 Mortgage Backed Securities (48%)
  1,500,000 CS First Boston
            Mortgage Securities
            Corp.,
            6.38%, 12/16/35           1,595.9
  1,454,593 First Union Bank of
            America Commercial
            Mortgage Trust,
            5.711%, 10/15/09          1,503.8
  1,300,000 FNMA TBA,
            6.00%, 11/1/16            1,334.9
  2,070,000 FNMA TBA,
            6.00%, 12/1/31            2,086.8
  1,300,000 FNMA TBA,
            7.00%, 11/1/16            1,361.3
 27,600,000 FNMA TBA,
            7.00%, 12/1/31           28,678.1
  3,370,000 FNMA TBA,
            7.50%, 11/1/31            3,529.0
  2,180,000 FNMA,
            5.50%, 5/2/06             2,319.0
  7,300,000 FNMA,
            6.00%, 12/15/05           7,902.3
  5,470,000 FNMA,
            6.00%, 5/15/11            5,914.4
  6,000,000 FNMA,
            6.625%, 11/15/10          6,787.5
    790,000 FNMA,
            6.625%, 11/15/30            901.6
  1,094,618 GE Capital
            Commercial Mortgage
            Corp.,
            5.85%, 8/11/33            1,140.5

--------------------------------------------------------------------------------

 Principal      Security
 or Shares     Description     Value (000)
-----------------------------------------------
  1,647,329 GMAC Commercial
            Mortgage
            Securities,
            Inc.,
            5.988%, 4/15/34    $  1,716.3
    878,517 GMAC Mortgage
            Corporation Loan
            Trust,
            2.82%, 2/25/31          879.6
  1,590,000 GNMA II TBA,
            6.50%, 11/1/31        1,634.7
  1,500,000 LB-UBS
            Commercial
            Mortgage Trust
            6.653%, 11/15/27      1,618.0
    916,402 PNC Mortgage
            Acceptance
            Corporation,
            5.91%, 12/12/09         952.8
                               ----------
            Mortgage Backed
            Securities           71,856.5

 U.S. Government Agency (13%)
  1,290,000 Fannie Mae
            4.375%, 10/15/06      1,307.7
  2,800,000 FHLB,
            2.35%, 12/5/01        2,793.0
  8,000,000 FHLMC,
            2.34%, 11/16/01       7,990.0
  2,415,000 FHLMC,
            4.50%, 6/15/03        2,487.5
  4,400,000 FNMA,
            2.37%, 11/6/01        4,400.0
                               ----------
            U.S. Government
            Agency               18,978.2

 U.S. Treasury (37%)
  1,900,000 U.S. Treasury
            Bond,
            5.375%, 2/15/31       2,044.0
  6,780,000 U.S. Treasury
            Bond,
            6.125%, 11/15/27      7,818.2
  5,790,000 U.S. Treasury
            Bond,
            6.25%, 8/15/23        6,662.6
  5,000,000 U.S. Treasury
            Note,
            2.75%, 9/30/03        5,032.4
  5,700,000 U.S. Treasury
            Note,
            4.625%, 5/15/06       5,963.6
  6,290,000 U.S. Treasury
            Note,
            5.00%, 8/15/11        6,655.3
  1,100,000 U.S. Treasury
            Note,
            5.50%, 2/28/03        1,148.2
  6,330,000 U.S. Treasury
            Note,
            5.625%, 05/15/08      6,936.7
  9,340,000 U.S. Treasury
            Note,
            6.50%, 2/15/10       10,839.4
  3,010,000 U.S. Treasury
            Strips
            0.00%, 05/15/05       2,685.5
                               ----------
            U.S. Treasury        55,785.9

 Investment Companies (8%)
 12,154,945 Bunker Hill
            Money Market
            Fund *               12,154.9
                               ----------

 Total (Cost - $197,290.0)           202,065.9
 (a) (135%)

 Liabilities in excess of            (52,119.2)
 Other Assets (-35%)
                               ----------
 Net Assets (100%)             $     149,946.7
                               ==========

                       See notes to financial statements.

                                                               Annual Report

Investment Quality Bond Fund continued

*  Affiliated Investment

All of the securities, except the Bunker Hill Money Market Fund and securities purchased on a delayed delivery basis, are held by the custodian in a segregated account.

(a) For federal income tax purposes, cost is $197,317,723, and unrealized appreciation (depreciation) of securities is as follows:

   Unrealized appreciation    $4,754,625
   Unrealized depreciation        (6,410)
                              ----------
   Net unrealized
    appreciation              $4,748,215
                              ==========

(b)  Security was purchased on a delayed delivery basis.

(c) Security exempt from registration under Rule 144(a) of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.


Open Swap Contracts

                                Expiration          Notional            Unrealized
Contract Type                      Date            Principal          (Depreciation)
------------------------------------------------------------------------------------
Mexico Credit Default Swap        Aug-04           $1,000,000           $(16,400)

                       See notes to financial statements.

  Paydenfunds

Total Return Fund

Unaudited

The Total Return Fund seeks to realize a high level of total return consistent with preservation of capital. The Fund invests in a wide variety of debt in-struments and income-producing securities, payable both in U.S. dollars and foreign currencies. The Total Return Fund generally invests in investment grade debt securities, but may invest up to 25% of its assets in below investment grade securities.

Portfolio Composition

--------------------
Treasury/Agency  38%
Corporate        34%
Mortgage Backed  24%
Foreign           4%
Cash Equivalent   0%
--------------------

Credit Quality

---------------------
AAA               57%
AA                 2%
A                 11%
BBB               16%
BB or below       14%

Investment Performance

[PERFORMANCE GRAPH APPEARS HERE]

Average Annual Total Return
for the periods ended October 31, 2001
One Year, 13.38%
Three Year, 6.38%
Since 12/9/96, 6.96%

                             Total Return     Lehman Aggregate
                                 Fund              Index
12/9/96                         10,000            10,000
10/31/97                        10,710            10,706
10/31/98                        11,537            11,705
10/31/99                        11,601            11,766
10/31/00                        12,250            12,623
10/31/01                        13,889            14,460

   Statistics

   ----------------------------
    Net Assets           $287.3
    Number of Issues        158
    Average Maturity  8.8 years
    SEC Yield             5.69%

Schedule of Investments - October 31, 2001
--------------------------------------------------------------------------------

 Principal
 or Shares  Security Description   Value (000)
----------------------------------------------
 Asset Backed Securities (6%)
  8,000,000 Associates Credit
            Card Trust,
            2.86%, 9/18/06         $  7,996.4
  2,555,000 Los Angeles Funding,
            7.66%, 12/15/26 (c)       2,733.8
  6,072,922 Saxon Asset
            Securities Trust,
            2.65%, 3/25/32            6,079.6
    682,580 Structured Asset
            Notes Transactions,
            7.156%, 10/28/03 (c)        703.7
                                   ----------
            Asset Backed
            Securities               17,513.5

 Corporate Bonds (44%)
  2,000,000 Abbott Laboratories,
            5.125%, 7/1/04            2,092.5
    875,000 Adelphia, Term Loan
            B, 6.79%, 12/31/09          844.4
    850,000 AES Corp.,
            9.50%, 6/1/09               790.5
    650,000 AK Steel
            Corporation,
            7.875%, 2/15/09             607.8
    454,545 Allied Waste NA Term
            Loan B,
            6.27%, 7/21/06              434.1
    545,455 Allied Waste NA Term
            Loan C,
            6.52%, 7/21/07              520.9

--------------------------------------------------------------------------------

 Principal
 or Shares  Security Description   Value (000)
----------------------------------------------
    650,000 Allied Waste of
            North America,
            7.875%, 1/1/09         $    646.8
    650,000 American Standard,
            7.375%, 2/1/08              659.8
    600,000 Amerisource Bergen
            Corp.,
            8.125%, 9/1/08 (c)          631.5
    750,000 Anchor Gaming,
            9.875%, 10/15/08            811.9
    650,000 Argosy Gaming,
            10.75%, 6/1/09              711.7
  3,000,000 Avalonbay
            Communities
            6.625%, 09/15/11          3,033.7
    650,000 Bally Total Fitness,
            9.875%, 10/15/07            651.6
  1,480,000 Bellsouth Corp.,
            6.875%, 10/15/31          1,531.7
    650,000 Boyd Gaming
            Corporation,
            9.50%, 7/15/07              620.7
    650,000 British Sky
            Broadcasting
            8.20%, 07/15/09             675.4
  1,480,000 British Telecom PLC
            8.625%, 12/15/30          1,767.0
    650,000 Calpine Corp.,
            8.50%, 02/15/11             652.3

                                                               Annual Report

Total Return Fund continued


Schedule of Investments - October 31, 2001
--------------------------------------------------------------------------------

 Principal
 or Shares  Security Description                  Value (000)
-------------------------------------------------------------
  1,000,000 Charter Communications Term Loan B,
            5.1375%, 3/18/08                      $    969.6
    650,000 Chesapekake Energy
            Corp.
            8.125%, 04/01/11                           635.4
    750,000 CMS Energy Corp.,
            9.875%, 10/15/07                           795.0
  3,000,000 Comcast Cable
            Communications
            6.875%, 06/15/09                         3,138.7
  1,000,000 Comcast Cable
            Communications
            8.125%, 05/01/04                         1,093.7
  6,442,095 Commercial, Inc.,
            2.75%, 11/15/03 (c)                      6,447.9
  3,000,000 Conoco Funding
            5.45%, 10/15/06                          3,037.5
  1,480,000 Conoco Funding,
            7.25%, 10/15/31                          1,520.3
  3,000,000 Countrywide Home
            Loan 5.25%, 06/15/04                     3,082.2
    500,000 Crown Castle
            International Corp.,
            10.75, 8/1/11                              467.5
    700,000 CSC Holdings, Inc.,
            8.125%, 7/15/09                            724.4
    600,000 D.R. Horton, Inc.,
            8.00%, 2/1/09                              591.0
    650,000 Dana Corp., (c)
            9.00%, 08/15/11                            555.7
  1,500,000 Dominion Resources,
            7.625%, 7/15/05                          1,636.9
  2,475,000 Duke Energy Field
            Services
            7.875%, 08/16/10                         2,744.2
    650,000 Echostar DBS Corp.,
            9.375%, 2/1/09                             661.4
    650,000 Fleming Companies
            Inc.
            10.125%, 04/01/08                          679.2
    650,000 Flextronics
            International,
            9.875%, 7/1/10                             676.0
 16,000,000 GMAC 2001-HE1A,
            Interest Only,
            8.00%, 9/25/03                           2,220.0
  2,000,000 Goldman Sachs Group
            Inc.,
            7.625%, 8/17/05                          2,200.0
    650,000 Grant Prideco Inc.,
            9.625%, 12/1/07                            627.3
    800,000 Harrahs Operating
            Co.,
            7.875%, 12/15/05                           820.0
    650,000 HCA The Healthcare
            Co.,
            8.75%, 9/1/10                              734.5
    500,000 Health Net
            8.375%, 04/15/11                           529.7
    650,000 Healthsouth Corp.,
            10.75%, 10/1/08                            724.7
    750,000 HMH Properties,
            7.875%, 8/1/08                             645.0
    650,000 Horseshoe Gaming,
            9.375%, 6/15/07                            684.9
  1,500,000 Household Finance
            Corp.,
            8.00%, 5/9/05                            1,659.4
    700,000 IMC Global Inc.,
            10.875%, 6/1/08 (c)                        712.2
    750,000 Insight Midwest,
            10.50%, 11/1/10                            798.7
  2,000,000 International Paper
            Company,
            8.00%, 7/8/03                            2,125.0

--------------------------------------------------------------------------------

 Principal
 or Shares  Security Description   Value (000)
----------------------------------------------
  1,000,000 JP Morgan Chase &
            Co., 6.75%, 02/01/11   $  1,058.7
    650,000 K B Home,
            9.50%, 2/15/11              644.3
  1,600,000 Kellogg Co.,
            6.00%, 4/1/06             1,678.0
  1,000,000 Kerr-Mcgee
            6.875, 09/15/11           1,031.3
    650,000 K-Mart Corp.,
            9.375%, 2/1/06              572.0
    300,000 Korean Government
            Bond,
            8.875%, 4/15/08             353.7
  1,500,000 Kraft Foods,
            9.625%, 11/1/11           1,499.2
    650,000 Lear Corp.,
            8.11%, 05/15/09             653.3
    750,000 Lyondell Chemical
            Co.,
            9.875%, 5/1/07              718.1
  3,400,000 Norfolk Southern
            Corp.,
            6.75%, 2/15/11            3,582.8
    650,000 Norske Skog,
            8.625%, 06/15/11 (c)        667.9
    650,000 Ocean Energy Inc.,
            8.875%, 7/15/07             679.3
    650,000 Owens & Minor Inc.,
            8.50%, 7/15/11 (c)          685.8
    650,000 Park Place
            Entertainment,
            7.875%, 12/15/05            632.1
  1,480,000 Pepsi Bottling
            Group,
            7.00%, 3/1/29             1,633.5
  5,500,000 Pepsico
            4.50%, 09/15/04           5,637.5
  1,700,000 Phillips Pete,
            8.50%, 5/25/05            1,918.9
    650,000 Pierce Leahy,
            8.125%, 5/15/08             663.0
    500,000 Pilgrim's Pride
            Corp.,
            9.625%, 09/15/11            520.0
    800,000 Pogo Producing,
            8.75%, 5/15/07              824.0
    150,000 Premier Parks, Inc.,
            9.25%, 4/1/06               150.0
    650,000 Prime Hospitality
            Corp.,
            9.75%, 4/1/07               630.5
    650,000 Primedia Inc.,
            8.875%, 5/15/11             520.0
  4,000,000 PSEG Power,
            7.75%, 4/15/11            4,385.0
    650,000 Quebec Province,
            7.50%, 9/15/29              776.9
  3,215,000 Qwest Capital
            Funding,
            5.875%, 08/03/04          3,279.3
  3,000,000 Republic Services
            Inc.,
            6.75%, 8/15/11            3,123.8
    650,000 Rogers Wireless
            Inc.,
            9.625%, 5/1/11              650.0
    650,000 Ryland Group
            8.00%, 08/15/06             630.5
    650,000 Scotts Co.,
            8.625%, 1/15/09             663.0
    650,000 Service Corp.
            Int'l.,
            6.00%, 12/15/05             593.1

                       See notes to financial statements.

  Paydenfunds

Total Return Fund


Schedule of Investments - October 31, 2001
--------------------------------------------------------------------------------

 Principal
 or Shares  Security Description   Value (000)
----------------------------------------------
    650,000 Sinclair Broadcast
            Group,
            8.75% 12/15/07         $    627.3
    500,000 Six Flags Inc.,
            9.50%, 2/1/09               495.0
    650,000 Spanish Broadcasting
            Systems,
            9.625%, 11/1/09             611.0
    650,000 Starwood Hotels &
            Resorts,
            6.78%, 11/15/05             604.5
    650,000 Station Casinos,
            8.875%, 12/1/08             594.8
    500,000 Stone Container,
            9.75%, 2/1/11               525.0
  2,000,000 Sun Microsystems,
            Inc.,
            7.50%, 8/15/06            2,112.5
  1,400,000 Suntrust Bank
            6.375%, 04/11/11          1,470.0
    650,000 Tembec Industries,
            Inc.,
            8.625%, 6/2/09              682.5
    500,000 Time Warner Telecom
            LLC, 9.75%, 7/15/08         375.0
  1,000,000 Time Warner, Inc.,
            6.10%, 12/30/01 (c)       1,003.8
    175,000 Triad Hospitals
            Inc.,
            8.75%, 5/1/09               189.0
    650,000 Tricon Global
            Restaurant,
            8.875%, 4/15/11             689.0
  5,000,000 TRW, Inc.,
            3.05%, 3/25/02            4,993.7
    645,000 Unisys Corp.,
            8.125%, 6/1/06              640.1
    175,000 Valero Energy Corp.,
            8.375%, 6/15/05             194.8
    650,000 Vintage Petroleum,
            7.875%, 5/15/11             653.2
  1,000,000 Vodafone Airtouch,
            7.75%, 2/15/10            1,118.8
  2,000,000 Wachovia Corp.,
            6.70%, 6/21/04            2,140.0
  3,000,000 Waste Management,
            Inc., 7.375%, 8/1/10      3,210.0
  1,600,000 Wells Fargo
            Financial
            5.875%, 08/15/08          1,670.0
  1,600,000 Worldcom Inc.,
            7.50%, 5/15/11            1,650.0
                                   ----------
            Corporate Bonds         128,927.8

 Foreign Bonds (5%)
    500,000 Bulgaria Government
            Bond,
            4.5625%, 7/28/12            405.0
    133,750 Croatia,
            6.25%, 7/31/06              130.6
  3,200,000 Government of
            France,
            5.50%, 10/25/07           3,104.1
    200,000 Korea Development
            Bank, 7.25%, 5/15/06        215.8
    150,000 Malaysia,
            8.75%, 6/1/09               169.1
    250,000 Mexico,
            6.25%, 12/31/19             240.0
    150,000 Petroliam Nasional
            Berhd,
            7.75%, 8/15/15              154.0

--------------------------------------------------------------------------------

 Principal
 or Shares  Security Description   Value (000)
----------------------------------------------
  3,500,000 Republic of Austria,
            3.4%, 10/20/04         $  3,145.1
    200,000 Republic of Chile,
            7.125%, 1/11/12             205.0
    288,889 Republic of Panama,
            3.50%, 7/17/14              251.9
    500,000 Republic of Peru,
            4.00%, 3/7/17               328.7
    500,000 Republic of
            Philippines,
            9.875%, 1/15/19             408.1
    346,500 Republic of Poland,
            6.00%, 10/27/14             341.3
    150,000 Republic of South
            Africa,
            9.125%, 5/19/09             167.2
    619,042 Republic of
            Venezuela,
            7.00%, 12/18/07             490.0
    150,000 Republica Orient
            Uruguay,
            7.875%, 7/15/27             143.0
    200,000 Romania,
            11.50%, 11/10/05            190.4
    250,000 Russian Federation
            Bond,
            11.75%, 6/10/03             263.3
    450,000 Russian Federation,
            10.00%, 6/26/07             411.1
    250,000 Russian Federation,
            12.75%, 6/24/28             251.9
    850,000 Russian Federation,
            5%, 3/31/30 (c)             404.2
 19,300,000 Swedish Government,
            6%, 2/9/05                1,913.1
    350,000 United Mexican
            States,
            11.375%, 9/15/16            421.6
    350,000 United Mexican
            States,
            9.875%, 2/1/10              384.7
    250,000 United Mexican
            States, Zero
            Coupon, 6/30/03               1.5
                                   ----------
            Foreign Bonds            14,140.7

 Mortgage Backed Securities (30%)
  4,852,372 Credit Suisse First
            Boston Mortgage
            Securities Corp.,
            2.79%, 12/15/30           4,854.9
  1,900,000 CS First Boston
            Mortgage Securities
            Corp.,6.38%,
            12/16/35                  2,021.5
  4,169,833 First Union Bank of
            America Commercial
            Mortgage Trust,
            5.711%, 10/15/09          4,310.8
  4,917,964 FNMA 2000-40 F,
            2.92%, 12/25/22           4,924.1
  3,900,000 FNMA TBA,
            6.00%, 11/1/16            4,004.8
 11,110,000 FNMA TBA,
            6.00%, 12/1/31           11,200.2
  3,810,000 FNMA TBA,
            7.00%, 11/1/16            3,989.8
 14,750,000 FNMA TBA,
            7.00%, 12/1/31           15,326.1
 10,880,000 FNMA TBA,
            7.50%, 11/1/31           11,393.3

                       See notes to financial statements.

                                                               Annual Report

Schedule of Investments - October 31, 2001
-------------------------------------------------------------------------------

 Principal
 or Shares  Security Description   Value (000)
----------------------------------------------
  1,500,000 FNMA,
            6.625%, 11/15/10       $  1,696.9
  3,370,000 FNMA,
            6.625%, 11/15/30          3,846.0
  5,274,068 GE Capital
            Commercial Mortgage
            Corp.,
            5.85%, 8/11/33            5,495.0
  2,325,641 GMAC Commercial
            Mortgage
            Securities, Inc.,
            5.988%, 9/15/10           2,423.0
  3,426,218 GMAC Mortgage
            Corporation Loan
            Trust,
            2.82%, 2/25/31            3,430.6
  4,980,000 GNMA II TBA,
            6.50%, 11/1/31            5,120.0
  2,577,380 PNC Mortgage
            Acceptance
            Corporation,
            5.91%, 12/12/09           2,679.8
                                   ----------
            Mortgage Backed
            Securities               86,716.8

 U.S. Government Agency (3%)
  2,000,000 FHLMC,
            4.50%, 6/15/03            2,060.0
  2,500,000 FNMA,
            6.00%, 12/15/05           2,706.3
  3,100,000 FNMA,
            6.00%, 5/15/11            3,351.8
                                   ----------
            U.S. Government
            Agency                    8,118.1

 U.S. Treasury (35%)
 10,465,000 U.S. Treasury Bond,
            5.375%, 2/15/31          11,258.0
  5,540,000 U.S. Treasury Bond,
            6.125%, 11/15/27          6,388.3
  8,440,000 U.S. Treasury Bond,
            6.25%, 8/15/23            9,711.9
 22,600,000 U.S. Treasury Note,
            4.625%, 5/15/06          23,645.3
  7,640,000 U.S. Treasury Note,
            5.00%, 8/15/11            8,083.7
 12,300,000 U.S. Treasury Note,
            5.625%, 05/15/08         13,479.0
 17,630,000 U.S. Treasury Note,
            6.50%, 2/15/10           20,460.3
  7,650,000 U.S. Treasury Strips
            0.00%, 05/15/05           6,825.3
                                   ----------
            U.S. Treasury            99,851.8

 Investment Companies (5%)
 13,855,861 Bunker Hill Money
            Market Fund *            13,855.9
                                   ----------

 Total (Cost - $358,550.2) (a)      369,124.6
 (128%)

 Liabilities in excess of Other     (81,861.7)
 Assets (-28%)
                                   ----------
 Net Assets (100%)                 $287,262.9
                                   ==========

*  Affiliated Investment

All of the securities, except the Bunker Hill Money Market Fund and securities purchased on a delayed delivery basis, are held by the custodian in a segregated account.

(a) For federal income tax purposes, cost is $358,665,097, and unrealized appreciation (depreciation) of securities is as follows:

   Unrealized appreciation   $11,835,172
   Unrealized depreciation    (1,375,646)
                             -----------
   Net unrealized
    appreciation             $10,459,526
                             ===========

(b)  Security was purchased on a delayed delivery basis.

(c) Security exempt from registration under Rule 144(a) of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.


Open Swap Contracts

                                Expiration          Notional            Unrealized
Contract Type                      Date            Principal          (Depreciation)
------------------------------------------------------------------------------------
Mexico Credit Default Swap        Aug-04           $4,100,000            $(67,240)

Open Forward Currency Contracts

                                                                       Unrealized
Delivery                                 Contract      Contract       Appreciation
Date                  Currency            Price         Value        (Depreciation)
-----------------------------------------------------------------------------------
Assets:
  11/30/01      Swedish Krona (sell)     10.5978      $1,985,308        $  8,831

Liabilities:
  11/30/01      Euro (sell)               1.1224      $  249,468        $ (2,380)
  11/30/01      Euro (sell)               1.1216       6,255,803         (58,371)
                                                      ----------        --------
                                                      $6,505,271        $(60,751)
                                                      ==========        ========

                      See notes to financial statements.

  Paydenfunds

High Income Fund

Unaudited

The High Income Fund seeks to realize a high level of current income while pro-viding for capital appreciation by investing in a diversified portfolio of be-low investment grade bonds. The Fund invests at least 65% of its total assets in below investment grade bonds.

Portfolio Composition

-----------------------------
Corporate                 85%
Foreign Government Bonds   0%
Cash Equivalent           10%
U.S. Treasury              4%
Preferred Stock            0%
Asset Backed               1%
-----------------------------

Credit Quality
-----------------------------

AAA                       14%
BBB                        5%
BB                        39%
B or below                42%


Investment Performance

[PERFORMANCE GRAPH APPEARS HERE]

Average Annual Total Return
for the periods ended October 31, 2001
One Year, 1.38%
Since 12/30/97, 2.30%

                                                 Merril
                                High Income    Lynch High
                                   Fund          Yield
12/30/97                           10,000        10,000
10/31/98                           10,128         9,920
10/31/99                           10,700        10,365
10/31/00                           10,764        10,245
10/31/01                           10,913        10,504

   Statistics

   ---------------------------------------
    Net Assets (in millions)        $218.5
    Number of Issues                   117
    Average Maturity             6.5 years
    SEC Yield                        8.79%

Schedule of Investments - October 31, 2001
--------------------------------------------------------------------------------

 Principal
 or Shares  Security Description   Value (000)
----------------------------------------------
 Corporate Bonds (83%)
 Basic Materials (6%)
  2,250,000 AK Steel Corp.,
            9.125%, 12/15/06       $  2,227.5
  1,800,000 Equistar
            Chemical/Funding,
            10.125%, 9/01/08 (b)      1,665.0
  2,250,000 IMC Global Inc.,
            10.875%, 6/1/08 (b)       2,289.4
  1,500,000 Ineos Group Holding,
            10.50%, 8/1/10 (b)        1,283.2
  1,530,000 Lyondell Chemical
            Co.,
            9.875%, 5/1/07            1,465.0
  1,325,000 Norske Skog,
            8.625%, 06/15/11 (b)      1,361.4
  1,400,000 Packaging
            Corporation of
            America, 9.625%,
            4/1/09                    1,515.5
                                   ----------
            Basic Materials          11,807.0

 Building & Construction (4%)
  2,000,000 Albecca Inc.,
            10.75%, 8/15/08           1,980.0
  2,700,000 D.R. Horton, Inc.,
            8.00%, 2/1/09             2,659.5

--------------------------------------------------------------------------------

 Principal
 or Shares  Security Description   Value (000)
----------------------------------------------
  1,500,000 Ryland Group,
            9.75%, 9/1/10          $  1,578.7
  2,460,000 Toll Brothers, Inc.,
            8.25%, 2/1/11             2,429.3
                                   ----------
            Building &
            Construction              8,647.5

 Cable Systems (7%)
    250,000 Adelphia
            Communications,
            10.875%, 10/1/10            240.0
  1,275,000 Adelphia
            Communications,
            7.875, 5/1/09             1,083.8
  1,000,000 Adelphia, Term Loan
            B, 5.60%, 12/31/09          965.0
  2,505,000 British Sky
            Broadcasting,
            8.20%, 07/15/09           2,602.9
  1,200,000 Callahan NRH,
            14.125%, 7/15/11            702.4
  2,500,000 Charter
            Communication
            Holdings LLC,
            8.625%, 4/1/09            2,375.0
    275,000 CSC Holdings, Inc.,
            7.25%, 7/15/08              274.7
  2,530,000 CSC Holdings, Inc.,
            8.125%, 7/15/09           2,618.0

                                                               Annual Report

High Income Fund continued

Schedule of Investments - October 31, 2001
--------------------------------------------------------------------------------

 Principal
 or Shares  Security Description                    Value (000)
---------------------------------------------------------------
  1,075,000 Echostar DBS Corp.,
            9.375%, 2/1/09                          $  1,093.8
  1,600,000 Rogers
            Communications,
            8.875%, 7/15/07                            1,600.0
  2,250,000 Time Warner Telecom
            LLC, 9.75%, 7/15/08                        1,687.6
                                                    ----------
            Cable Systems                             15,243.2

 Consumer Cyclicals (11%)
  1,000,000 AMC Entertainment
            Inc.,
            9.50%, 03/15/09                              915.0
  1,850,000 Bally Total Fitness,
            9.875%, 10/15/07                           1,854.6
  1,550,000 Cole National Group,
            9.875%, 12/31/06                           1,472.5
  2,700,000 Felcor Lodging,
            9.50%, 9/15/08                             2,565.0
  2,425,000 HMH Properties,
            7.875%, 8/1/08                             2,085.5
  2,800,000 K-Mart Corp.,
            9.375%, 2/1/06                             2,464.0
  1,850,000 Meristar Hospitality
            Corp.,
            9.00%, 1/15/08                             1,618.7
    550,000 Prime Hospitality
            Corp.,
            9.25%, 1/15/06                               551.4
  1,225,000 Prime Hospitality
            Corp.,
            9.75%, 4/1/07                              1,188.2
  2,525,000 Service Corp.
            International,
            6.00%, 12/15/05                            2,304.1
  2,250,000 Stone Container,
            9.75%, 2/1/11 (b)                          2,362.5
  2,530,000 Tricon Global
            Restaurant,
            8.875%, 4/15/11                            2,681.8
    700,000 United Rentals,
            Inc.,
            10.75%, 4/15/08 (b)                          729.8
                                                    ----------
            Consumer Cyclicals                        22,793.1

 Consumer Staples (3%)
  1,850,000 Dominos, Inc.,
            10.375%, 1/15/09                           1,951.8
  1,500,000 Fleming Companies
            Inc.,
            10.125%, 04/01/08                          1,567.5
  2,000,000 Pilgrim's Pride
            Corp.,
            9.625%, 09/15/11                           2,080.0
                                                    ----------
            Consumer Staples                           5,599.3

 Energy (10%)
  1,600,000 AES Corp.,
            8.75%, 6/15/08                             1,464.0
    950,000 AES Corp.,
            9.50%, 6/1/09                                883.5
  2,700,000 Amerigas Partner/Eagle Finance Corp.,
            8.875%, 5/20/11 (b)                        2,794.5
  2,430,000 Calpine Corp.,
            8.50%, 2/15/11                             2,438.5
    375,000 Calpine Corp.,
            8.75%, 7/15/07                               378.8
  2,250,000 Chesapeake Energy
            Corp.,
            8.125%, 4/01/11                            2,199.4

--------------------------------------------------------------------------------

 Principal
 or Shares  Security Description   Value (000)
----------------------------------------------
    530,000 CMS Energy Corp.,
            8.90%, 7/15/08         $    535.3
  2,000,000 CMS Energy Corp.,
            9.875%, 10/15/07          2,120.0
    997,500 Dresser, Inc., Term
            Loan, 7.86%, 4/10/09      1,001.2
  2,250,000 Grant Prideco Inc.,
            9.625%, 12/1/07           2,171.3
  2,250,000 Nuevo Energy Co.,
            9.50%, 6/1/08             2,171.3
  1,700,000 Ocean Energy Inc.,
            8.875%, 7/15/07           1,776.5
  1,250,000 Pogo Producing,
            10.325%, 2/15/09(b)       1,328.1
  1,000,000 Pogo Producing,
            8.75%, 5/15/07            1,029.9
    200,000 Vintage Petroleum,
            7.875%, 5/15/11             201.0
                                   ----------
            Energy                   22,493.3

 Gaming (9%)
  1,000,000 Ameristar Casinos,
            10.75%, 2/15/09           1,045.0
  1,350,000 Argosy Gaming,
            10.75%, 6/1/09            1,478.2
  2,250,000 Boyd Gaming Corp.,
            9.50%, 7/15/07            2,148.8
  2,400,000 Harrahs Operating
            Co.,
            7.875%, 12/15/05          2,460.0
  2,250,000 Hollywood Park,
            9.25%, 2/15/07            1,800.0
    900,000 Horseshoe Gaming
            Holdings,
            8.625%, 5/15/09             909.0
  1,350,000 Horseshoe Gaming
            Holdings,
            9.375%, 6/15/07           1,422.6
  1,600,000 International Game
            Technology, 8.375%,
            5/15/09                   1,676.0
    525,000 Park Place
            Entertainment,
            7.875%, 12/15/05            510.6
  2,000,000 Park Place
            Entertainment,
            9.375%, 2/15/07           2,030.0
  2,250,000 Premier Parks, Inc.,
            9.25%, 4/1/06             2,250.0
  2,250,000 Station Casinos,
            8.875%, 12/1/08           2,058.7
                                   ----------
            Gaming                   19,788.9

 Health Care (6%)
  2,250,000 Advancepcs,
            8.50%, 4/1/08             2,340.0
  1,725,000 Davita Inc.,
            9.25%, 4/15/11            1,776.7
  1,500,000 Fresenius Medical,
            7.875%, 2/1/08            1,503.7
     50,000 HCA The Healthcare
            Co.,
            8.75%, 9/1/10                56.5
  1,250,000 HCA-The Healthcare
            Co.,
            7.25%, 5/20/08            1,293.8
  1,550,000 Health Net,
            8.375%, 4/15/11           1,642.2

                       See notes to financial statements.

  Paydenfunds

High Income Fund

Schedule of Investments - October 31, 2001
--------------------------------------------------------------------------------

 Principal
 or Shares  Security Description   Value (000)
----------------------------------------------
  1,000,000 Healthsouth Corp.,
            10.75%, 10/1/08        $  1,115.0
  1,100,000 Lifepoint Hospitals
            Holding,
            10.75%, 5/15/09           1,254.0
    500,000 Magellan Health
            Services,
            9.00%, 02/15/08             482.5
    750,000 Triad Hospitals
            Holdings,
            11.00%, 5/15/09             843.8
  1,500,000 Triad Hospitals
            Holdings,
            8.75%, 5/1/09             1,620.0
                                   ----------
            Health Care              13,928.2

 Industrials (13%)
  1,700,000 Allied Waste of
            North America,
            10.00%, 8/1/09 (b)        1,721.3
    750,000 Allied Waste of
            North America,
            7.875%, 1/1/09              746.3
  1,700,000 American Standard,
            7.375%, 2/1/08            1,725.5
  1,350,000 Ball Corp.,
            7.75%, 8/1/06             1,420.9
  2,250,000 Dana Corp.,
            9%, 08/15/11 (b)          1,923.8
  2,500,000 Fairchild
            Semiconductor,
            10.50%, 2/1/09            2,550.0
  1,350,000 Fisher Scientific
            International,
            9.00%, 2/1/08             1,366.9
  2,725,000 Flextronics
            International,
            9.875%, 7/1/10            2,834.0
  1,250,000 Iron Mountain,
            8.625%, 4/01/13           1,300.0
  2,250,000 K&F Industries,
            9.25%, 10/15/07           2,126.3
  2,780,000 Lear Corp.,
            8.11%, 05/15/09           2,793.8
  1,250,000 Pierce Leahy,
            8.125%, 5/15/08           1,275.0
  1,675,000 Scotts Co.,
            8.625%, 1/15/09           1,708.4
  2,700,000 Tembec Industries,
            Inc., 8.625%, 6/2/09      2,835.0
  2,780,000 Unisys Corp.,
            8.125%, 6/1/06            2,759.1
                                   ----------
            Industrials              29,086.3

 Multimedia (6%)
  1,550,000 Cadmus Communication
            Corp., 9.75%, 6/1/09      1,482.2
  1,000,000 Cumulus Media,
            10.375%, 7/1/08           1,020.0
  2,000,000 Grupo Televisa,
            8%, 9/13/11 (b)           1,910.0
  2,250,000 Lamar Media Corp,
            8.625%, 9/15/07           2,306.3
  2,025,000 Nexstar Finance,
            12%, 04/01/08             1,842.7
  1,200,000 Primedia, Inc.,
            7.625%, 4/1/08              924.0

--------------------------------------------------------------------------------

 Principal      Security
 or Shares     Description       Value (000)
------------------------------------------------
  1,100,000 Primedia, Inc.,
            8.875%, 5/15/11      $    880.0
  1,350,000 Sinclair
            Broadcasting
            Group,
            8.75% 12/15/07          1,302.7
  2,500,000 Spanish
            Broadcasting
            Systems, 9.625%,
            11/1/09                 2,350.0
                                 ----------
            Multimedia             14,017.9

 Telecommunications (8%)
  2,250,000 American
            Cellular Corp.,
            9.50%, 10/15/09         2,250.0
  2,505,000 Crown Castle
            International
            Corp., 10.75,
            8/1/11                  2,342.2
  1,250,000 Echostar
            Broadband,
            10.375%, 10/1/07        1,303.1
  1,750,000 Flag Ltd,
            8.25%, 1/30/08          1,067.5
  2,350,000 Insight Midwest,
            10.50%, 11/1/10         2,502.8
  2,250,000 Nextel
            Communications,
            0.00%, 2/15/07
            (c)                     1,395.0
  1,250,000 Price
            Communications
            Wireless, Inc.,
            9.125%, 12/15/06        1,312.5
  2,530,000 Rogers Wireless
            Inc.,
            9.625%, 5/1/11          2,530.0
  2,250,000 SBA
            Communications
            Corp.,
            10.25%, 2/01/09         1,800.0
  1,150,000 Sinclair
            Broadcasting
            Group,
            9.00%, 7/15/07          1,115.5
  1,350,000 Spectrasite
            Holdings,
            12.50%, 11/15/10          830.2
                                 ----------
            Telecommunications     18,448.8

 Transportation (0%)
  1,000,000 Atlas Air ,
            Inc.,
            9.25%, 4/15/08            680.0
                                 ----------

            Corporate Bonds       182,533.5

 U.S. Treasury (4%)
  2,000,000 U.S. Treasury
            Note,
            5%, 2/15/11             2,110.9
  4,000,000 U.S. Treasury
            Note,
            5%, 8/15/11             4,232.3
  2,000,000 U.S. Treasury
            Note,
            5.75%, 8/15/10          2,221.3
    500,000 U.S. Treasury
            Note,
            5.875%, 11/15/04          541.8
                                 ----------
            U.S. Treasury           9,106.3

 Investment Companies (10%)
 22,748,245 Bunker Hill
            Money Market
            Fund *                 22,748.2
                                 ----------

 Total (Cost - $217,212.5)             214,388.0
 (a) (98%)

 Other Assets, net of                    4,138.8
 Liabilities (2%)
                                 ----------
 Net Assets (100%)                    $218,526.8
                                 ==========

                       See notes to financial statements.

                                                               Annual Report

High Income Fund continued


* Affiliated Investment

All of the securities listed above are held by the custodian in a segregated account except Bunker Hill Money Market Fund.

(a) For federal income tax purposes, cost is $217,232,524, and unrealized appreciation (depreciation) of securities is as follows:

   Unrealized appreciation  $ 4,525,255
   Unrealized depreciation   (7,369,756)
                            -----------
   Net unrealized
    depreciation            $(2,844,501)
                            ===========

(b) Security exempt from registration under Rule 144(b) of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(c) Step bond coupon rates increase in increments to maturity. The rate shown is as of October 31, 2001.

Open Swap Contracts

                                Expiration          Notional            Unrealized
Contract Type                      Date            Principal          (Depreciation)
------------------------------------------------------------------------------------
Mexico Credit Default Swap        Aug-04           $3,000,000            $(49,200)

Open Forward Currency Contacts

Delivery                              Contract          Contract            Unrealized
Date               Currency            Price             Value            (Depreciation)
----------------------------------------------------------------------------------------
Liabilities:
  11/30/01        Euro (sell)          1.1224          $2,040,287            $(19,465)

                       See notes to financial statements.

  Paydenfunds

Short Duration Tax Exempt Fund

Unaudited

The Short Duration Tax Exempt Fund seeks to earn federal tax-free income, by investing in debt obligations which are exempt from federal income tax, consis-tent with preservation of capital. The Fund generally invests in investment grade debt securities, but may invest up to 25% of its assets in below invest-ment grade securities.

Portfolio Composition

------------------------------
General Obligations Bonds  30%
Revenue Bonds              52%
Pre-Refunded Bonds         12%
Notes                       4%
Cash Equivalent             1%
------------------------------

Credit Quality

------------------------------
AAA                        57%
AA                         35%
A                           8%
BBB                         0%



Investment Performance

[PERFORMANCE GRAPH APPEARS HERE]

Average Annual Total Return
for the periods ended October 31, 2001
One Year, 6.31%
Five Year, 4.37%
Since 9/1/94, 4.27%

                            Short Duration              Lehman 1-Year
                             Tax Exempt              General Obligation Index
10/31/94                      9,965                         10,004
10/31/95                     10,551                         10,595
10/31/97                     11,394                         11,596
10/31/99                     12,185                         12,557
10/31/01                     13,494                         13,993

   Statistics

   ------------------------------------
    Net Assets (in millions)      $17.9
    Number of Issues                 36
    Average Maturity          2.3 years
    SEC Yield                     2.22%

Schedule of Investments - October 31, 2001
--------------------------------------------------------------------------------

 Principal
 or Shares  Security Description   Value (000)
----------------------------------------------
 General Obligation (30%)
  565,000  Clark County, NV
           School District,
           5.25%, 6/15/02           $   576.0
  600,000  Dade Co., FL School
           District,
           6.50, 8/01/03                642.0
    5,000  District of Columbia,
           6.60%, 6/1/03                  5.1
  370,000  Dodge, KS Unified
           School District #443,
           8.25%, 9/1/03                407.9
  500,000  Florida State Board
           of Education Capital
           Outlay,
           5.00%, 6/1/03                520.6
  410,000  Florida State
           Department of
           Transportation,
           5.7%, 7/1/05                 454.1
  780,000  Lewisville, TX School
           District,
           6.25%, 8/15/04               802.8
  500,000  Louisiana State,
           5.25%, 11/15/04              537.5
  500,000  Mississippi State,
           5.20%, 12/15/01              501.7

--------------------------------------------------------------------------------

 Principal
 or Shares  Security Description   Value (000)
----------------------------------------------
  400,000  Pennsylvania State
           Second Ser. A,
           6.60%, 11/01/01         $    406.0
  500,000  Snohomish County
           School District 002,
           7.00%, 12/1/01               501.7
                                   ----------
           General Obligation         5,355.4

 Revenue (64%)
 Health Care (5%)
  500,000  Clackamas County, OR
           Hospital Facility
           5.00%, 5/1/04                525.0
  375,000  Michigan State
           Hospital Finance
           Authority
           4.00%, 11/15/2002            380.8
                                   ----------
           Health Care                  905.8

 Housing (3%)
  500,000  Vermont Housing
           Finance Agency,
           4.00%, 3/1/04                510.0

 Pollution Control (3%)
  500,000  Illinois Development
           Finance Auth., 7.25%,
           6/1/11                       511.6

                                                               Annual Report

Short Duration Tax Exempt Fund continued

Schedule of Investments - October 31, 2001
--------------------------------------------------------------------------------

 Principal
 or Shares  Security Description   Value (000)
----------------------------------------------
 Pre-Refunded (12%)
  220,000  Lewisville, TX School
           District Prerefunded,
           6.25%, 8/15/04           $   227.3
  400,000  Metropolitan Atlanta
           Rapid Transit
           Authority
           Prerefunded, 6.90%,
           7/01/04                      452.0
  210,000  Ohio State Water
           Revenue,
           Prerefunded 6.00%,
           12/1/04                      221.6
  500,000  Washington Co., OR
           Uni. Sewer,
           Prerefunded 6.125%,
           10/1/04                      549.4
  500,000  New York, NY,
           7.50%, 8/15/04               572.5
                                    ---------
           Pre-Refunded               2,022.8

 Tax Backed Revenue (8%)
  700,000  Delaware Valley, PA
           1.95%, 12/1/20               700.0
  775,000  Louisiana State
           Offshore Term Auth.,
           2.25%, 9/1/08                775.0
                                    ---------
           Tax Backed Revenue         1,475.0

 Transportation (19%)
  530,000  Colorado Department
           of Transportation,
           6.00%, 6/15/08               603.5
  350,000  Maryland State Dept.
           of Transportation
           5.00%, 12/01/2005            378.0
  810,000  Missouri State
           Highways and
           Transportation
           Commission,
           5.25%, 2/1/05                867.7
  500,000  New Jersey State
           Transportation,
           5.00%, 2/1/03                503.6
  400,000  Ohio State Turnpike
           (Common Turnpike)
           6.00%, 02/15/2005            437.0
  600,000  Pennsylvania State
           Turnpike Commission
           5.00%, 12/1/2003             632.3
                                    ---------
           Transportation             3,422.1

 Water & Sewer (14%)
  400,000  Houston, TX Water &
           Sewer System, 6.20%,
           12/1/05                      451.0
  900,000  Massachusetts State
           Central Artery,
           2.05%, 12/1/30               900.0
  350,000  Massachusetts State
           Water Reserve
           Authority,
           6.25%, 11/1/10               369.6
  290,000  Ohio State Water
           Revenue - Unrefunded,
           6.00%, 12/1/08               306.4
  500,000  South Carolina State
           Public Service
           Authority,
           6.10%, 7/1/27                523.4
                                    ---------
           Water & Sewer              2,550.3
                                    ---------
           Revenue                   11,397.7

--------------------------------------------------------------------------------

 Principal
 or Shares  Security Description   Value (000)
----------------------------------------------
 Notes (4%)
  370,000  Manhattan, KS,
           4.75%, 12/15/01          $   371.1
  400,000  Knoxville, TN Bond
           Anticipation Nts,
           5.00%, 6/1/02                406.8
                                    ---------
           Notes                        777.9

 Investment Companies (1%)
  134,900  Dreyfus Tax Exempt
           Cash Management Fund         134.9
                                    ---------

 Total (Cost - $17,320.9) (a)        17,665.8
 (99%)

 Other Assets, net of Liabilities       237.9
 (1%)
                                    ---------
 Net Assets (100%)                  $17,903.7
                                    =========

(a) This represents cost for federal income tax purposes and differs from value by unrealized appreciation (depreciation) of securities as follows:

   Unrealized appreciation      $344,920
   Unrealized depreciation          (32)
                                --------
   Net unrealized appreciation  $344,888
                                ========

                       See notes to financial statements.

  Paydenfunds

Tax Exempt Bond Fund

Unaudited

The Tax Exempt Bond Fund seeks to earn federal tax-free income by investing in debt obligations which are exempt from federal income tax, consistent with preservation of capital. The Fund generally invests in investment grade debt securities, but may invest up to 25% of its assets in below investment grade securities.

Portfolio Composition

------------------------------
General Obligations Bonds  47%
Revenue Bonds              47%
Pre-Refunded Bonds          3%
Cash Equivalent             3%
------------------------------

Credit Quality

------------------------------
AAA                        54%
AA                         46%
A                           0%
BBB                         0%

Investment Performance

[PERFORMANCE GRAPH APPEARS HERE]

Average Annual Total Return
for the periods ended October 31, 2001
One Year, 9.63%
Five Year, 5.78%
Since 12/21/93, 4.65%

                               Tax Exempt         Lehman Quality
                               Bond Fund        Intermediate Index
12/21/93                         10,000               10,000
10/31/95                         10,437               10,894
10/31/97                         11,597               12,200
10/31/99                         12,230               13,119
10/31/01                         14,304               15,341

   Statistics

   ------------------------------------
    Net Assets (in millions)      $26.1
    Number of Issues                 28
    Average Maturity          8.5 years
    SEC Yield                     3.21%

Schedule of Investments - October 31, 2001
--------------------------------------------------------------------------------

 Principal
 or Shares  Security Description  Value (000)
---------------------------------------------
 General Obligations (51%)
 Limited (3%)
   700,000 Clark County, NV
           School District,
           Prerefunded 5.88%,
           6/15/05                 $   778.7

 Unlimited (48%)
 1,000,000 Massachusetts State
           5.25%, 12/01/2008         1,102.5
 1,000,000 Ohio State,
           5.25%, 9/15/11            1,110.0
 1,365,000 South Carolina State
           Capital Improvement
           Series B,
           5.50%, 04/01/2007         1,508.3
 1,500,000 Florida State Board
           of Education, 5.75%,
           06/01/12                  1,695.0
 1,000,000 Georgia State,
           5.00%, 3/01/13            1,080.0
 1,000,000 Glendale, AZ,
           5.30%, 7/1/12             1,090.0
     5,000 Honolulu, HI City,
           Escrowed
           5.00%, 10/1/02                5.1
 1,000,000 Minnesota State,
           5.50%, 6/1/2000           1,113.8

--------------------------------------------------------------------------------

 Principal
 or Shares  Security Description  Value (000)
---------------------------------------------
 1,000,000 Mississippi State,
           5.80%, 6/1/09           $ 1,080.0
 1,425,000 New Jersey State,
           5.50%, 8/1/08             1,588.9
 1,000,000 Virginia State,
           6.10%, 6/1/06             1,071.3
                                   ---------
           Unlimited                12,444.9
                                   ---------

           General Obligations      13,223.6

 Revenue (49%)
 Electric & Gas (3%)
   900,000 Cohasset MI,
           2.00%, 6/1/13               900.0

 Housing (6%)
   310,000 Idaho Housing and
           Finance Association,
           5.20%, 7/1/27               313.2
 1,000,000 Virginia State
           Housing Development
           Authority,
           6.30%, 7/1/11             1,022.3

                                                               Annual Report

Tax Exempt Bond Fund continued

Schedule of Investments - October 31, 2001
--------------------------------------------------------------------------------

 Principal
 or Shares  Security Description   Value (000)
----------------------------------------------
   170,000 Wisconsin Housing &
           Economic Development,
           5.30%, 11/1/05           $   178.1
                                    ---------
           Housing                    1,513.5

 Pollution Control (2%)
   500,000 Lawrence County,
           South Dakota URDN
           2.00%,7/1/32                 500.0

 Special Revenue (5%)
 1,250,000 Oregon State
           Department
           Administrative
           Services Lottery
           Revenue,
           5.75%, 4/1/14              1,370.3

 Tax-Backed Revenue (5%)
   300,000 Delaware Valley, PA
           1.95%, 12/1/20               300.0
 1,000,000 Tampa Florida,
           6.00%, 10/1/07             1,136.3
                                    ---------
           Tax-Backed Revenue         1,436.3

 Transportation (9%)
 1,000,000 Kansas State
           Department of
           Transportation,
           5.5%, 9/1/08               1,113.8
 1,000,000 Pennsylvania State
           Turnpike Commission,
           5.25%, 12/1/09             1,097.5
                                    ---------
           Transportation             2,211.3

 University Revenue (4%)
 1,000,000 West Virginia
           University Revenue,
           5.50%, 4/1/16              1,108.8

 Water & Sewer (15%)
 1,000,000 Charlotte, NC Water &
           Sewer Systems, 5.50%,
           06/01/14                   1,100.0
   500,000 Louisville &
           Jefferson County, KY
           Sewer District,
           5.00%, 11/7/01               495.9
 1,070,000 Clearwater Michigan
           Municipal Bond
           Authority,
           5.50%, 10/1/09             1,194.4
 1,000,000 Ohio State Water
           Development
           Authority,
           5.50%, 12/1/12             1,120.0
                                    ---------
           Water & Sewer              3,910.3
                                    ---------
           Revenue                   12,950.5

 Investment Companies (1%)
   164,125 Dreyfus Tax Exempt
           Cash Management Fund         164.1
                                    ---------

 Total (Cost - $25,210.1) (a)        26,338.2
 (101%)

 Liabilities in excess of Other        (244.8)
 Assets (-1%)
                                    ---------
 Net Assets (100%)                  $26,093.4
                                    =========

(a) This represents cost for federal income tax purposes and differs from value by unrealized appreciation (depreciation) of securities as follows:

   Unrealized appreciation    $1,128,077
   Unrealized depreciation            --
                              ----------
   Net unrealized
    appreciation              $1,128,077
                              ==========

                       See notes to financial statements.

  Paydenfunds

California Municipal Income Fund

Unaudited

The California Municipal Income Fund seeks to earn federal and California tax-free income by investing in debt obligations which are exempt from federal and California income tax, consistent with preservation of capital. The Fund gener-ally invests in investment grade debt securities, but may invest up to 25% of its assets in below investment grade securities.

Portfolio Composition

------------------------------
Insured Bonds              58%
Revenue Bonds              12%
Pre-Refunded Bonds         13%
General Obligations Bonds  11%
Cash Equivalent             6%
------------------------------

Credit Quality

------------------------------
AAA                        69%
AA                         26%
A                           0%
BBB                         5%


Investment Performance

[PERFORMANCE GRAPH APPEARS HERE]

Average Annual Total Return
for the periods ended October 31, 2001
One Year, 9.12%
Since 12/17/98, 5.32%

                         California Municipal     Lehman California
                             Income Fund         Intermediate Index
12/17/98                      10,000                  10,000
10/31/99                       9,878                   9,974
10/31/00                      10,638                  10,711
10/31/01                      11,608                  11,719

   Statistics

   ------------------------------------
    Net Assets (in millions)      $33.7
    Number of Issues                 34
    Average Maturity          8.3 years
    SEC Yield                     2.90%

Schedule of Investments - October 31, 2001
--------------------------------------------------------------------------------

 Principal
 or Shares  Security Description   Value (000)
----------------------------------------------
 General Obligation (46%)
   500,000 Central Valley School
           Districts Financing
           Authority California,
           6.05%, 8/1/07            $   575.0
 1,375,000 Central Valley School
           Districts Financing
           Authority California,
           6.25%, 2/1/11              1,641.4
 1,195,000 Fresno, CA Unified
           School District,
           5.80%, 2/1/11              1,384.7
 1,400,000 Irvine Ranch Water
           District CA, URDN
           1.65%, 9/1/06              1,400.0
 1,340,000 Los Angeles, CA
           Unified School
           District,
           6.00%, 7/1/14              1,584.5
 1,000,000 Los Angeles, CA,
           5.00%, 9/1/10              1,108.8
 1,300,000 Oakland, CA Unified
           School District of
           Alameda County,
           5.25%, 8/1/11              1,454.4
   210,000 Peralta CA, Community
           College District,
           5.25%, 8/1/04                225.8

--------------------------------------------------------------------------------

 Principal
 or Shares  Security Description   Value (000)
----------------------------------------------
   220,000 Peralta CA, Community
           College District,
           5.25%, 8/1/05            $   240.4
   185,000 Peralta CA, Community
           College District,
           5.25%, 8/1/06                204.6
   900,000 Puerto Rico
           Commonwealth,
           6.25%, 7/1/08              1,055.2
 1,000,000 Sacramento County
           Sanitation District,
           CA, 6%, 12/1/15            1,155.0
   500,000 Sacramento, CA City
           Unified School
           District,
           5.00%, 7/01/26               505.7
 1,560,000 Sacramento, CA City
           Unified School
           District,
           5.75%, 7/1/15              1,844.7
 1,000,000 San Jose California
           Libraries & Parks
           Project,
           5.00%, 09/01/06            1,097.5
                                    ---------
           General Obligation        15,477.7

 Revenue (54%)
 Education (2%)
   700,000 University of
           California Revenue,
           Prerefunded 6.375%,
           9/1/02                       739.3

                                                               Annual Report

California Municipal Income Fund

Schedule of Investments - October 31, 2001
--------------------------------------------------------------------------------

 Principal
 or Shares  Security Description   Value (000)
----------------------------------------------
 Electric & Gas (7%)
 1,060,000 Glendale, CA Electric
           Works, 5.75%, 2/1/14     $ 1,193.8
 1,000,000 Puerto Rico Electric
           Power Authority
           5.00%, 7/1/03              1,046.3
                                    ---------
           Electric & Gas             2,240.1

 Housing (1%)
   240,000 California Housing,
           Finance Authority
           5.20%, 8/1/26                241.8

 Lease (5%)
 1,085,000 Alameda County, CA
           Certificates, 5.375%,
           6/1/09                     1,223.3
   500,000 San Diego County, CA
           Certificate
           Participation,
           5.50%, 2/1/13 (b)            533.1
                                    ---------
           Lease                      1,756.4

 Pre-Refunded (7%)
 1,000,000 California
           Educational
           Facilities Authority,
           Santa Clara Unit Pre-
           refunded
           5.75%, 9/1/06              1,156.3
 1,100,000 Los Angeles County,
           CA Transportation
           Commission,
           6.50%, 7/1/20              1,154.6
                                    ---------
           Pre-Refunded               2,310.9

 Special Revenue (2%)
   500,000 Puerto Rico
           Commonwealth
           Infrastructure
           Financing Authority,
           5.50%, 10/1/17               541.9

 Tax Allocation (4%)
 1,215,000 Fontana, CA Tax
           Allocation,
           4.75%, 10/1/04             1,274.2
   160,000 San Dimas, CA
           Redevelopment Agency
           Tax Allocation,
           6.75%, 9/1/16                163.7
                                    ---------
           Tax Allocation             1,437.9

 Transportation (15%)
 1,000,000 Puerto Rico
           Commonwealth Highway
           and Transportation
           Authority,
           5.50%, 7/1/15              1,137.5
 1,000,000 San Bernardino Co.,
           CA Transportation
           Authority,
           5.00%, 3/1/07              1,091.3
 1,025,000 San Diego County
           California
           Transportation
           Commission,
           6.00%, 4/1/06              1,158.2
 1,470,000 San Mateo County, CA
           Transportation
           District,
           5.50%, 6/01/17             1,642.7
                                    ---------
           Transportation             5,029.7

--------------------------------------------------------------------------------

 Principal     Security
 or Shares    Description     Value (000)
---------------------------------------------
 Water & Sewer (11%)
 1,000,000 East Bay, CA
           Municipal
           Utility District
           Water Systems,
           6.00%, 6/1/12       $ 1,040.2
 1,000,000 Eastern
           Municipal Water
           District, 5.25%,
           7/1/07                1,110.0
 1,400,000 Metropolitan
           Water District,
           CA, 5.25%,
           7/1/11                1,573.2
                               ---------
           Water & Sewer         3,723.4

           Total Revenue
           (Cost -
            $16,998.3)          18,021.4

 Investment Companies (1%)
   292,309 Dreyfus State
           Tax Exempt,             292.3
                               ---------

 Total (Cost - $31,628.8)
 (a) (101%)                     33,791.4

 Liabilities in excess of
 Other Assets (-1%)                (98.4)
                               ---------
 Net Assets (100%)             $33,693.0
                               =========

(a) This represents cost for federal income tax purposes and differs from value by unrealized appreciation (depreciation) of securities as follows:

   Unrealized appreciation    $2,162,547
   Unrealized depreciation            --
                              ----------
   Net unrealized
    appreciation              $2,162,547
                              ==========

(b) All or a portion of this security is held by the custodian in a segregated account.

                       See notes to financial statements.

  Paydenfunds

Statements of Cash Flows
Year ended October 31, 2001
(all numbers in thousands)

                                                      Investment
                                                     Quality Bond    Total
                                          GNMA Fund      Fund     Return Fund
                                          =========  ============ ===========
CASH FLOWS FROM OPERATING ACTIVITIES:
Net investment income.................... $   8,753   $   4,923   $    20,033
Adjustments to reconcile net investment
income to net cash from operating
activities:
  Change in interest and dividends
   receivable............................      (283)       (780)        1,193
  Amortization/accretion.................      (287)        (30)         (321)
  TBA commitment income..................      (487)       (336)       (1,092)
  Change in other assets.................         3           3            10
  Change in other liabilities............        23          17          (37)
  Purchase of investments................  (426,581)   (867,921)   (1,584,777)
  Proceeds from the sale and maturity of
   investments...........................   376,452     799,913     1,612,020
  Payments for futures variation.........                    97           256
  Change in forward exchange contracts...                    38          (682)
  Proceeds from paydowns.................    34,245       4,878        12,481
                                          ---------   ---------   -----------
    Net Cash From Operating Activities...    (8,162)    (59,198)       59,084
                                          ---------   ---------   -----------
CASH FLOWS FROM FINANCING ACTIVITIES:
Payment for fund shares redeemed ........   (36,000)    (48,282)     (150,567)
Proceeds from fund shares sold...........    56,243     107,611        88,106
Cash paid for dividends and capital
 gains...................................    (4,136)       (115)         (913)
Purchase of TBA transactions.............  (540,272)   (256,506)     (901,575)
Proceeds from sale of TBA transactions...   532,327     256,427       905,771
                                          ---------   ---------   -----------
    Net Cash From Financing Activities...     8,162      59,135       (59,178)
                                          ---------   ---------   -----------
      CHANGE IN CASH.....................        --         (63)          (94)
Beginning Cash...........................        --          32            16
                                          ---------   ---------   -----------
Ending Cash..............................        --         (31)          (78)
                                          =========   =========   ===========
    Non Cash Financing................... $   4,667   $   4,737   $    18,397


                       See notes to financial statements.

                                                               Annual Report

Statements of Assets & Liabilities

October 31, 2001

                               Global        Global      Emerging      Global
                             Short Bond   Fixed Income    Markets     Balanced
                                Fund          Fund       Bond Fund      Fund
                             ===========  ============  ===========  ==========
ASSETS:
Investments, at value *....  $55,375,739  $353,928,370  $28,568,142  $8,362,707
Repurchase agreement, at
 cost......................
Foreign cash...............           79                          3         436
Cash.......................        4,000
Receivable for:
  Interest and dividends...      916,531     5,766,559      568,433     109,425
  Paydowns.................
  Investments sold.........                                 416,559
  Fund shares sold.........                    186,921          200         354
  Futures, options and swap
   contracts...............                      2,860
  Forward currency
   contracts...............      120,552     4,233,150        6,943      53,924
Receivable from Advisor
 (Note 3)..................                                               4,765
Other assets...............       13,175        44,701        2,664       1,920
                             -----------  ------------  -----------  ----------
    Total Assets...........   56,430,076   364,162,561   29,562,944   8,533,531
                             -----------  ------------  -----------  ----------
LIABILITIES:
Payable for:
  Bank overdrafts..........
  Forward currency
   contracts...............       71,519     1,482,163        7,480      14,211
  Investments purchased....
  Fund shares redeemed.....                    133,772                      799
  Futures, options and swap
   contracts...............                                   5,000       1,816
  TBA sales commitments....
Distributions payable......
Accrued expenses:
  Investment advisory fees
   (Note 3)................       17,800        96,288       11,176
  Administration fees (Note
   3)......................        4,057        25,677        2,107         611
  Trustee fees and
   expenses................        1,641         8,675          826         192
Other liabilities..........       33,250       107,867       30,204      24,052
                             -----------  ------------  -----------  ----------
    Total Liabilities......      128,267     1,854,442       56,793      41,681
                             -----------  ------------  -----------  ----------
    NET ASSETS.............  $56,301,809  $362,308,119  $29,506,151  $8,491,850
                             ===========  ============  ===========  ==========
NET ASSETS:
Paid in capital............  $63,879,057  $359,655,546  $29,530,421  $9,551,236
Undistributed net
 investment income.........                  4,594,267      275,987
Distributions in excess of
 net investment income.....
Undistributed net realized
 gains (losses) from
 investments...............   (8,284,084)   (7,363,938)    (860,038)   (352,891)
Accumulated distributions
 in excess of realized gain
 (loss)....................                                 (11,056)
Net unrealized appreciation
 (depreciation) from:
  Investments..............      928,537    16,208,174      534,315    (402,494)
  Translation of assets and
   liabilities in foreign
   currencies..............     (221,701)  (10,785,930)      36,522    (304,001)
                             -----------  ------------  -----------  ----------
    NET ASSETS.............  $56,301,809  $362,308,119  $29,506,151  $8,491,850
                             ===========  ============  ===========  ==========
  Outstanding shares of
   beneficial interest.....    5,590,058    34,960,418    2,697,996     961,251
                             ===========  ============  ===========  ==========
  NET ASSET VALUE --
    offering and redemption
   price per share.........  $     10.07  $      10.36  $     10.94  $     8.83
                             ===========  ============  ===========  ==========
-------
* Investments, at cost       $54,618,019  $347,247,861  $27,989,065  $9,103,060


                       See notes to financial statements.

     Paydenfunds

   European          World      Growth &       Market     U.S. Growth   Small Cap   Bunker Hill
  Aggressive     Target Twenty   Income        Return       Leaders      Leaders    Money Market
  Growth Fund        Fund         Fund          Fund         Fund         Fund          Fund
 ============    ============= ===========  ============  ===========  ===========  ============
 $ 14,288,938     $ 3,261,056  $76,788,110  $ 19,667,719  $11,882,248  $16,826,762  $233,052,829
                                                                                     150,008,434
      146,345               2
                       86,000
       20,785           3,258       86,928       105,724        7,952        8,528       800,483
                                                  43,398
                                                               80,187
        2,337                        1,875         2,806                             124,011,654
                        2,400                     30,818        3,150
                       11,645
                        2,798                                     343
      363,711           2,913      112,189         3,614        1,772        1,932       721,205
 ------------     -----------  -----------  ------------  -----------  -----------  ------------
   14,822,116       3,370,072   76,989,102    19,854,079   11,975,652   16,837,222       594,605
 ------------     -----------  -----------  ------------  -----------  -----------  ------------
    1,857,951                                                  80,187
        3,265          14,577
      452,182          61,000                                 170,800                  8,857,400
        2,919                       12,424                                           123,703,904


                                                                                         466,295
        7,030                       29,345         2,244                     4,493        36,223
          951             254        5,412         1,375          798        1,130        27,465
                           74        1,446                        217          254         9,957
       24,203          20,480       51,075        24,452       24,036       22,051       204,543
 ------------     -----------  -----------  ------------  -----------  -----------  ------------
    2,348,501          96,385       99,702        28,071      276,038       27,928   133,305,787
 ------------     -----------  -----------  ------------  -----------  -----------  ------------
 $ 12,473,615     $ 3,273,687  $76,889,400  $ 19,826,008  $11,699,614  $16,809,294  $375,288,818
 ============     ===========  ===========  ============  ===========  ===========  ============
 $ 40,598,457     $ 7,709,888  $85,363,173  $ 36,094,236  $19,017,524  $16,902,910  $375,288,818
                                   120,082        25,389       17,842       36,675
  (14,680,971)     (4,234,425)    (157,433)  (14,136,713)  (6,290,335)    (861,557)
                                                              (44,025)
  (11,991,934)       (213,445)  (8,436,422)   (2,156,904)  (1,001,392)     731,266
   (1,451,937)         11,669
 ------------     -----------  -----------  ------------  -----------  -----------  ------------
 $ 12,473,615     $ 3,273,687  $76,889,400  $ 19,826,008  $11,699,614  $16,809,294  $375,288,818
 ============     ===========  ===========  ============  ===========  ===========  ============
    1,652,046         776,156    7,629,290     2,134,147    1,802,066    1,778,926   375,288,818
 ============     ===========  ===========  ============  ===========  ===========  ============
 $       7.55     $      4.22  $     10.08  $       9.29  $      6.49  $      9.45  $       1.00
 ============     ===========  ===========  ============  ===========  ===========  ============
 $ 27,725,381     $ 3,474,097  $85,224,532  $ 19,533,700  $12,875,569  $16,095,496  $233,052,829


                       See notes to financial statements.

                                                               Annual Report

Statements of Assets & Liabilities continued

October 31, 2001

                               Limited       Short        U.S.
                               Maturity      Bond      Government       GNMA
                                 Fund        Fund         Fund          Fund
                             ============ ===========  ===========  ============
ASSETS:
Investments, at value *....  $210,186,955 $82,348,578  $71,157,283  $199,808,737
Repurchase agreement, at
 cost......................
Foreign cash...............
Cash.......................                    11,000       39,000
Receivable for:
  Interest and dividends...     1,156,272     938,272      913,536       923,421
  Paydowns.................       153,503                                222,155
  Investments sold.........                 1,543,161
  Fund shares sold.........       166,494                   11,644           250
  Futures, options and swap
   contracts...............                    11,719
  Forward currency
   contracts...............
Receivable from Advisor
 (Note 3)..................
Other assets...............         8,079       3,853           42         9,765
                             ------------ -----------  -----------  ------------
    Total Assets...........   211,671,303  84,856,583   72,121,505   200,964,328
                             ------------ -----------  -----------  ------------
LIABILITIES:
Payable for:
  Bank overdraft...........
  Forward currency
   contracts...............
  Investments purchased....     8,458,769   1,587,423    8,536,885    53,999,097
  Fund shares redeemed.....         9,377                                  8,510
  Futures, options and swap
   contracts...............
  TBA sales commitments....                                               60,385
Distributions payable......        15,981       1,557          881       362,197
Accrued expenses:
  Investment advisory fees
   (Note 3)................        34,871       8,275        8,849        15,180
  Administration fees (Note
   3)......................        12,518       5,474        4,336         9,944
  Trustee fees and
   expenses................         5,163       2,128        1,504         5,329
Other liabilities..........       755,289      35,527      303,058       208,105
                             ------------ -----------  -----------  ------------
    Total Liabilities......     9,291,968   1,640,384    8,855,513    54,668,747
                             ------------ -----------  -----------  ------------
    NET ASSETS.............  $202,379,335 $83,216,199  $63,265,992  $146,295,581
                             ============ ===========  ===========  ============
NET ASSETS:
Paid in capital............  $199,816,765 $81,181,889  $60,513,387  $136,932,538
Undistributed net
 investment income.........
Distributions in excess of
 net investment income.....
Undistributed net realized
 gains (losses) from
 investments...............       991,798    (382,667)    (495,738)    3,553,768
Net unrealized appreciation
 (depreciation) from:
  Investments..............     1,570,772   2,416,977    3,248,343     5,809,275
  Translation of assets and
   liabilities in foreign
   currencies..............
                             ------------ -----------  -----------  ------------
    NET ASSETS.............  $202,379,335 $83,216,199  $63,265,992  $146,295,581
                             ============ ===========  ===========  ============
Outstanding shares of
 beneficial interest.......    19,954,496   8,128,277    5,630,103    13,588,591
                             ============ ===========  ===========  ============
NET ASSET VALUE -- offering
 and redemption price per
 share.....................  $      10.14 $     10.24  $     11.24  $      10.77
                             ============ ===========  ===========  ============
-------
* Investments, at cost.....  $208,616,183 $80,184,883  $67,908,940  $193,999,462


                       See notes to financial statements.

  Paydenfunds

                                                Short
  Investment        Total          High       Duration   Tax Exempt   California
 Quality Bond       Return        Income     Tax Exempt     Bond       Municipal
     Fund            Fund          Fund         Fund        Fund      Income Fund
 ============    ============  ============  =========== ===========  ===========
 $202,065,938    $369,124,623  $214,388,023  $17,665,792 $26,338,171  $33,791,389
                                        352

    2,049,775       4,635,523     4,731,814      263,760     310,065      462,430
   53,907,419      78,608,178
                        1,203         1,091

                      121,773        23,803
                                                   1,331
        4,610          15,593         7,994        2,540       2,189        2,460
 ------------    ------------  ------------  ----------- -----------  -----------
  258,027,742     452,506,893   219,153,077   17,933,423  26,650,425   34,256,279
 ------------    ------------  ------------  ----------- -----------  -----------
       30,568          77,569                      1,515       1,851        2,211
                       60,751        19,465
  107,808,414     164,702,602                                497,453      509,167
       11,164          11,644       400,000                      886
       12,500          51,250        37,500
      138,924         167,358
                                                   3,584      27,373       11,006
       34,793          74,938        68,622                    4,308        8,165
        9,190          21,411        15,685        1,224       1,769        2,321
        1,679           7,544         5,683          550         607          862
       33,839          68,954        79,357       22,832      22,774       29,580
 ------------    ------------  ------------  ----------- -----------  -----------
  108,081,071     165,244,021       626,312       29,705     557,021      563,312
 ------------    ------------  ------------  ----------- -----------  -----------
 $149,946,671    $287,262,872  $218,526,765  $17,903,718 $26,093,404  $33,692,967
 ============    ============  ============  =========== ===========  ===========
 $156,611,220    $281,257,898  $251,913,688  $17,547,721 $25,850,189  $31,658,124
      174,614         391,801     2,016,180                                (1,989)
  (11,601,543)     (5,169,003)  (32,522,471)      11,109    (884,862)    (125,715)
    4,762,818      11,014,367    (2,956,974)     344,888   1,128,077    2,162,547
         (438)       (232,191)       76,342
 ------------    ------------  ------------  ----------- -----------  -----------
 $149,946,671    $287,262,872  $218,526,765  $17,903,718 $26,093,404  $33,692,967
 ============    ============  ============  =========== ===========  ===========
   14,714,471      28,315,178    26,680,758    1,769,770   2,593,579    3,232,815
 ============    ============  ============  =========== ===========  ===========
 $      10.19    $      10.15  $       8.19  $     10.12 $     10.06  $     10.42
 ============    ============  ============  =========== ===========  ===========
 $197,290,027    $358,550,210  $217,212,592  $17,320,904 $25,210,094  $31,628,842


                       See notes to financial statements.

                                                               Annual Report

Statements of Operations

Year ended October 31, 2001

                               Global        Global       Emerging     Global
                             Short Bond   Fixed Income  Markets Bond  Balanced
                                Fund          Fund          Fund        Fund
                             ===========  ============  ============ ===========
INVESTMENT INCOME:
Interest income (Note 2)...  $ 3,302,224  $17,217,498    $4,202,009  $   183,727
Dividend income............                                               83,059
Income from affiliated
 investment (Note 2).......      101,935      322,790       103,705       48,002
Foreign tax withholdings...                    (7,275)       (6,563)      (7,396)
                             -----------  -----------    ----------  -----------
  Investment Income........    3,404,159   17,533,013     4,299,151      307,392
                             -----------  -----------    ----------  -----------
EXPENSES:
Investment advisory fees
 (Note 3)..................      212,026    1,153,262       182,056       47,714
Administration fees (Note
 3)........................       56,540      307,537        32,365        7,634
Custodian fees.............       46,239      144,164        28,057       21,641
Transfer agent fees........       18,783       73,568        16,388       12,196
Registration and filing
 fees......................        2,362       24,310         3,313       12,347
Trustee fees and expenses..        7,199       42,920         4,816        1,092
Printing and mailing
 costs.....................        7,207       49,347        15,851        5,098
Legal fees.................        1,437       10,258         1,103          260
Accounting fees............       25,899      132,750        17,218        5,664
Insurance..................        5,512       19,040         1,874          377
Audit fees.................       24,320       39,172        21,195       22,009
Other expenses.............        9,307       29,432         8,113        5,480
Expenses previously
 deferred (Note 3).........                                   6,083
                             -----------  -----------    ----------  -----------
  Gross Expenses...........      416,831    2,025,760       338,432      141,512
Custodian credits (Note
 2)........................         (151)        (730)         (831)          (5)
Expense subsidy (Note 3)...      (63,303)                   (13,946)     (74,708)
                             -----------  -----------    ----------  -----------
  Net Expenses.............      353,377    2,025,030       323,655       66,799
                             -----------  -----------    ----------  -----------
   Net Investment Income...    3,050,782   15,507,983     3,975,496      240,593
                             -----------  -----------    ----------  -----------
REALIZED AND UNREALIZED
 GAINS (LOSSES):
Net realized gains (losses)
 from:
 Investments...............    1,912,776    2,893,981      (853,398)     (35,613)
 Foreign currency
  transactions.............   (2,533,734)  12,878,393      (150,673)    (333,222)
 Futures, options and swap
  contracts................                   (67,699)                   (50,369)
Change in net unrealized
 appreciation
 (depreciation) from:
 Investments...............      742,620   19,585,649     1,649,524     (969,590)
 Translation of assets and
  liabilities in foreign
  currencies...............    2,968,888   (9,027,252)      159,231      147,429
 Futures, options and swap
  contracts................                    81,190        (5,000)     182,144
                             -----------  -----------    ----------  -----------
  Net Realized and
   Unrealized Gains
   (Losses)................    3,090,550   26,344,262       799,684   (1,059,221)
                             -----------  -----------    ----------  -----------
CHANGE IN NET ASSETS
 RESULTING FROM
 OPERATIONS................  $ 6,141,332  $41,852,245    $4,775,180  $  (818,628)
                             ===========  ===========    ==========  ===========

-------

                       See notes to financial statements.

  Paydenfunds

                    World                                                           Bunker Hill
   European        Target       Growth &       Market     U.S. Growth   Small Cap      Money
  Aggressive       Twenty        Income        Return       Leaders      Leaders      Market
  Growth Fund       Fund          Fund          Fund         Fund         Fund         Fund
 ============    ===========  ============  ============  ===========  ===========  ===========
 $     17,521    $     2,051  $        703  $  2,537,407  $    37,583  $     8,605  $12,065,970
      100,450         30,564     1,818,913                     86,374      193,438
       46,459         20,273       173,335       113,518      134,368       80,370
       (7,940)        (1,264)                                  (1,631)         (64)
 ------------    -----------  ------------  ------------  -----------  -----------  -----------
      156,490         51,624     1,992,951     2,650,925      256,694      282,349   12,065,970
 ------------    -----------  ------------  ------------  -----------  -----------  -----------
      283,228         57,706       452,494       120,986       82,269      101,179      393,015
       28,323          3,781        72,399        34,567       10,969       13,491      209,608
       37,921          6,422        18,331        15,899       12,737       16,357       79,179
       30,433         11,448       112,626        22,080       22,023       15,059       88,306
       15,247          7,161        17,436         4,312        9,721        2,184       18,517
        3,398            497         9,750         3,656        1,511        1,780       32,024
       19,930          7,005        12,259         6,548        7,424       10,282       67,644
          886            114         3,966         1,189          391          487       11,777
       13,907          3,992        30,478        15,766        7,197        8,116       89,136
        2,908            317         3,510         2,322          680          891        7,241
       19,969         18,351        22,135        17,827       16,021       14,094       23,266
        5,834          1,157         9,636         8,189        2,119        3,051       11,600

 ------------    -----------  ------------  ------------  -----------  -----------  -----------
      461,984        117,951       765,020       253,341      173,062      186,971    1,031,313
         (429)           (32)         (368)         (164)        (665)        (981)      (6,825)
      (89,818)       (63,569)      (85,911)      (58,679)     (62,704)     (51,085)    (234,936)
 ------------    -----------  ------------  ------------  -----------  -----------  -----------
      371,737         54,350       678,741       194,498      109,693      134,905      789,552
 ------------    -----------  ------------  ------------  -----------  -----------  -----------
     (215,247)        (2,726)    1,314,210     2,456,427      147,001      147,444   11,276,418
 ------------    -----------  ------------  ------------  -----------  -----------  -----------

  (13,382,539)    (4,359,539)      130,325       450,631   (5,951,304)  (1,582,311)     139,580
   (2,720,549)      (384,558)                                  (2,946)
                     125,150                 (14,397,668)    (339,030)     720,678

  (19,099,591)       561,053   (18,071,265)      153,963   (1,578,314)    (988,855)
    4,970,240        382,372                                     (797)
                        (407)                    700,389       (8,890)
 ------------    -----------  ------------  ------------  -----------  -----------  -----------
  (30,232,439)    (3,675,929)  (17,940,940)  (13,092,685)  (7,881,281)  (1,850,488)     139,580
 ------------    -----------  ------------  ------------  -----------  -----------  -----------

 $(30,447,686)   $(3,678,655) $(16,626,730) $(10,636,258) $(7,734,280) $(1,703,044) $11,415,998
 ============    ===========  ============  ============  ===========  ===========  ===========

                       See notes to financial statements.

                                                               Annual Report

Year ended October 31, 2001

                                 Limited      Short        U.S.
                                Maturity       Bond     Government     GNMA
                                  Fund         Fund        Fund        Fund
                               ===========  ==========  ==========  ===========
INVESTMENT INCOME:
Interest income (Note 2).....  $ 9,501,301  $4,006,884  $3,250,875  $ 9,106,705
Dividend income..............
Income from affiliated
 investment (Note 2).........      318,408     100,899      46,747      137,240
Foreign tax withholdings.....
                               -----------  ----------  ----------  -----------
  Investment Income..........    9,819,709   4,107,783   3,297,622    9,243,945
                               -----------  ----------  ----------  -----------
EXPENSES:
Investment advisory fees
 (Note 3)....................      466,358     199,562     167,660      378,503
Administration fees (Note
 3)..........................      133,245      57,018      47,903      112,149
Custodian fees...............       32,718      12,382       5,393       19,687
Transfer agent fees..........       34,101      19,900      18,402       32,541
Registration and filing
 fees........................       11,846      19,766       7,972       22,659
Trustee fees and expenses....       19,498       8,422       6,751       17,464
Printing and mailing costs...       39,558       5,817      12,269       23,547
Legal fees...................        4,555       1,992       1,652        4,321
Accounting fees..............       60,112      26,500      22,322       51,550
Insurance....................        6,700       2,424       2,485        4,843
Audit fees...................       20,157      18,953      18,693       21,039
Other expenses...............       15,044       9,204       6,725        8,659
Expenses previously deferred
 (Note 3)....................
                               -----------  ----------  ----------  -----------
  Gross Expenses.............      843,892     381,940     318,227      696,962
Custodian credits (Note 2)...       (7,452)       (999)        (85)      (1,608)
Expense subsidy (Note 3).....     (170,232)    (95,852)    (78,627)    (204,702)
                               -----------  ----------  ----------  -----------
  Net Expenses...............      666,208     285,089     239,515      490,652
                               -----------  ----------  ----------  -----------
    Net Investment Income....    9,153,501   3,822,694   3,058,107    8,753,293
                               -----------  ----------  ----------  -----------
REALIZED AND UNREALIZED GAINS
 (LOSSES):
Net realized gains (losses)
 from:
  Investments................    1,617,440   1,090,284   1,399,296    3,554,222
  Foreign currency
   transactions..............
  Futures, options and swap
   contracts.................                  636,936
Change in net unrealized
 appreciation (depreciation)
 from:
  Investments................    1,318,005   2,078,415   2,841,154    4,667,938
  Translation of assets and
   liabilities in foreign
   currencies................
  Futures, options and swap
   contracts.................                  199,796
                               -----------  ----------  ----------  -----------
    Net Realized and
     Unrealized Gains
     (Losses)................    2,935,445   4,005,431   4,240,450    8,222,160
                               -----------  ----------  ----------  -----------
CHANGE IN NET ASSETS
 RESULTING FROM OPERATIONS...  $12,088,946  $7,828,125  $7,298,557  $16,975,453
                               ===========  ==========  ==========  ===========


                       See notes to financial statements.

  Paydenfunds

 Investment
   Quality       Total         High      Short Duration              California
    Bond        Return        Income       Tax Exempt    Tax Exempt   Municipal
    Fund         Fund          Fund           Fund       Bond Fund   Income Fund
 ===========  ===========  ============  ==============  ==========  ===========
 $ 5,235,947  $21,374,740  $ 14,705,744  $      612,615  $1,177,197  $ 1,644,366

     123,886      239,518       409,131
                     (846)
 -----------  -----------  ------------  --------------  ----------  -----------
   5,359,833   21,613,412    15,114,875         612,615   1,177,197    1,644,366
 -----------  -----------  ------------  --------------  ----------  -----------
     244,799      914,095       578,700          48,318      78,748      118,975
      69,943      261,170       132,274          12,079      19,687       29,744
      18,816       50,491        20,501           4,272       4,459        8,390
      21,283       49,226        30,718          12,989      13,662       15,085
      13,207       10,420        29,026          12,947      11,294        1,021
       9,233       38,097        19,497           1,836       2,850        4,207
      12,538       60,753        31,991           5,622       2,804        8,029
       2,021        9,020         5,031             418         708        1,023
      29,608      114,477        62,987           7,546      10,829       14,775
       2,715       12,661         5,811             478         767        1,700
      19,550       25,461        22,441          17,102      16,331       17,543
      13,477        6,524        13,527           5,141       5,563        5,120
      17,438       35,662
 -----------  -----------  ------------  --------------  ----------  -----------
     474,628    1,588,057       952,504         128,748     167,702      225,612
      (7,133)      (7,558)       (2,870)           (549)        (24)        (375)
     (30,354)                                   (52,703)    (44,634)     (39,339)
 -----------  -----------  ------------  --------------  ----------  -----------
     437,141    1,580,499       949,634          75,496     123,044      185,898
 -----------  -----------  ------------  --------------  ----------  -----------
   4,922,692   20,032,913    14,165,241         537,119   1,054,153    1,458,468
 -----------  -----------  ------------  --------------  ----------  -----------
   3,702,449    7,494,462   (22,336,452)         38,364     594,561      478,348
      38,372     (886,279)     (785,040)
      97,813      253,390       (66,496)                                 (77,103)
   4,738,135   12,649,148     7,196,124         339,304     626,239    1,400,973
        (438)     849,375       851,009
     (13,093)     (48,877)     (37,500)
 -----------  -----------  ------------  --------------  ----------  -----------
   8,563,238   20,311,219  (15,178,355)         377,668   1,220,800    1,802,218
 -----------  -----------  ------------  --------------  ----------  -----------
 $13,485,930  $40,344,132  $(1,013,114)  $      914,787  $2,274,953  $ 3,260,686
 ===========  ===========  ============  ==============  ==========  ===========


                       See notes to financial statements.

                                                               Annual Report

Statements of Changes in Net Assets

Periods ended October 31st

                            Global Short Bond Fund       Global Fixed Income Fund
                          ============================  ============================
                              2001           2000           2001           2000
                          =============  =============  =============  =============
INCREASE (DECREASE) IN
 NET ASSETS:
FROM OPERATIONS:
Net investment income
 (loss).................  $   3,050,782  $   7,779,991  $  15,507,983  $  22,785,135
Net realized gains
 (losses) on
 investments............       (620,958)    (1,519,559)    15,704,675     (6,816,420)
Change in net unrealized
 appreciation
 (depreciation).........      3,711,508      4,033,166     10,639,587     16,197,582
                          -------------  -------------  -------------  -------------
  Change in Net Assets
   Resulting from
   Operations...........      6,141,332     10,293,598     41,852,245     32,166,297
                          -------------  -------------  -------------  -------------
FROM DISTRIBUTIONS TO
 SHAREHOLDERS:
Net investment income...    (2,279,208)   (10,608,086)    (25,945,621)   (24,314,383)
In excess of net
 investment income......                                                     (58,491)
Net realized gains from
 investments............                                                  (2,263,728)
In excess of net
 realized gains from
 investments............
Return of capital
                          -------------  -------------  -------------  -------------
  Change in Net Assets
   from Distributions to
   Shareholders.........     (2,279,208)   (10,608,086)   (25,945,621)   (26,636,602)
                          -------------  -------------  -------------  -------------
FROM CAPITAL
 TRANSACTIONS:
Proceeds from fund
 shares sold............     18,759,555     29,554,112     85,812,691    236,029,853
Reinvestment of
 distributions..........      1,811,132      9,061,829     22,389,488     21,761,205
Cost of fund shares
 redeemed...............   (122,162,390)   (97,863,354)  (285,197,949)  (229,610,542)
                          -------------  -------------  -------------  -------------
  Change in Net Assets
   from Capital
   Transactions.........   (101,591,703)   (59,247,413)  (176,995,770)   28,180,516)
                          -------------  -------------  -------------  -------------
    Total Change in Net
     Assets.............    (97,729,579)   (59,561,901)  (161,089,146)    33,710,211
NET ASSETS:
Beginning of period.....    154,031,388    213,593,289    523,397,265    489,687,054
                          -------------  -------------  -------------  -------------
End of period...........  $  56,301,809  $ 154,031,388  $ 362,308,119  $ 523,397,265
                          =============  =============  =============  =============
Undistributed net
 investment income......  $          --  $     234,126  $   4,709,788  $          --
                          =============  =============  =============  =============
FUND SHARES OF
 BENEFICIAL INTEREST:
Outstanding shares at
 beginning of period....     16,050,958     22,261,567     52,491,652     49,681,914
                          -------------  -------------  -------------  -------------
Shares sold.............      1,913,307      3,105,670      8,388,419     23,936,175
Shares issued in
 reinvestment of
 distributions..........        186,199        959,944      2,190,986      2,216,061
Shares redeemed.........    (12,560,406)   (10,276,223)   (28,110,639)   (23,342,498)
                          -------------  -------------  -------------  -------------
Change in shares
 outstanding............    (10,460,900)    (6,210,609)   (17,531,234)     2,809,738
                          -------------  -------------  -------------  -------------
Outstanding shares at
 end of period..........      5,590,058     16,050,958     34,960,418     52,491,652
                          =============  =============  =============  =============
LONG TERM INVESTMENT
 ACTIVITY:
Purchase of investments
 (excluding
 government)............    104,235,696                   226,209,724
Sale of investments
 (excluding
 government)............    181,306,832                   363,858,750
Purchase of government
 securities.............     68,461,300                   184,058,509
Sale of government
 securities.............     82,142,400                   211,147,277

-------

                       See notes to financial statements.

  Paydenfunds

      Emerging Markets                                      European Aggressive
          Bond Fund             Global Balanced Fund            Growth Fund
  ============================ ========================  ===========================
      2001           2000         2001         2000          2001          2000
  ============   ============  ===========  ===========  ============  =============
  $  3,975,496   $  2,398,466  $   240,593  $   258,642  $   (215,247) $    (192,686)
    (1,004,071)     1,126,948     (419,204)   1,248,460   (16,103,088)    (1,690,785)
     1,803,755     (1,469,141)    (640,017)  (1,084,581)  (14,129,351)      (607,708)
  ------------   ------------  -----------  -----------  ------------  -------------
     4,775,180      2,056,273     (818,628)     422,521   (30,447,686)    (2,491,179)
  ------------   ------------  -----------  -----------  ------------  -------------
    (4,143,421)    (2,033,552)    (207,448)    (260,787)                     (11,070)
      (944,407)      (219,351)    (878,445)    (720,684)
       (11,056)
                                  (188,817)
  ------------   ------------  -----------  -----------  ------------  -------------
    (5,098,884)    (2,252,903)  (1,274,710)    (981,471)           --        (11,070)
  ------------   ------------  -----------  -----------  ------------  -------------
    11,642,548     47,173,198      270,599    1,467,552    70,883,066    302,443,135
     4,880,738      2,170,412    1,274,710      980,148                       11,070
   (35,955,630)   (11,167,978)  (1,006,408)    (466,651)  (90,979,679)  (247,121,233)
  ------------   ------------  -----------  -----------  ------------  -------------
   (19,432,344)    38,175,632      538,901    1,981,049   (20,096,613)    55,332,972
  ------------   ------------  -----------  -----------  ------------  -------------
   (19,756,048)    37,979,002   (1,554,437)   1,422,099   (50,544,299)    52,830,723
    49,262,199     11,283,197   10,046,287    8,624,188    63,017,914     10,187,191
  ------------   ------------  -----------  -----------  ------------  -------------
  $ 29,506,151   $ 49,262,199  $ 8,491,850  $10,046,287  $ 12,473,615  $  63,017,914
  ============   ============  ===========  ===========  ============  =============
  $    275,987   $    587,945  $        --  $      (811) $         --  $          --
  ============   ============  ===========  ===========  ============  =============
     4,421,098      1,074,053      912,851      740,112     3,756,308        903,035
  ------------   ------------  -----------  -----------  ------------  -------------
     1,036,015      4,135,139       29,117      126,451     6,543,638     14,866,547
       444,061        192,436      131,023       86,204                          703
    (3,203,178)      (980,530)    (111,740)     (39,916)   (8,647,900)   (12,013,977)
  ------------   ------------  -----------  -----------  ------------  -------------
    (1,723,102)     3,347,045       48,400      172,739    (2,104,262)     2,853,273
  ------------   ------------  -----------  -----------  ------------  -------------
     2,697,996      4,421,098      961,251      912,851     1,652,046      3,756,308
  ============   ============  ===========  ===========  ============  =============
    70,999,711                   3,007,622                  5,396,416
    91,224,593                   1,405,031                 17,707,673
     3,067,969                     203,781                         --
     1,237,242                   1,432,673                         --

                       See notes to financial statements.

                                                               Annual Report

Periods ended October 31st

                                World Target
                                 Twenty Fund           Growth & Income Fund
                           ========================  ==========================
                              2001        2000(a)        2001          2000
                           ===========  ===========  ============  ============
INCREASE (DECREASE) IN
 NET ASSETS:
FROM OPERATIONS:
Net investment income
 (loss)..................  $    (2,726) $    12,386  $  1,314,210  $  2,096,592
Net realized gains
 (losses) on
 investments.............   (4,618,947)      28,914       130,325    50,116,475
Change in net unrealized
 appreciation
 (depreciation)..........      943,018   (1,144,794)  (18,071,265)  (52,133,821)
                           -----------  -----------  ------------  ------------
  Change in Net Assets
   Resulting from
   Operations............   (3,678,655)  (1,103,494)  (16,626,730)       79,246
                           -----------  -----------  ------------  ------------
FROM DISTRIBUTIONS TO
 SHAREHOLDERS:
Net investment income....                              (1,191,837)   (2,149,256)
In excess of net
 investment income.......
Net realized gains from
 investments.............      (41,336)               (21,267,597)   (8,216,712)
In excess of net realized
 gains from investments..
Return of capital
                           -----------  -----------  ------------  ------------
  Change in Net Assets
   from Distributions to
   Shareholders..........      (41,336)          --   (22,459,434)  (10,365,968)
                           -----------  -----------  ------------  ------------
FROM CAPITAL
 TRANSACTIONS:
Proceeds from fund shares
 sold....................       61,846    9,903,297    16,406,068    21,709,132
Reinvestment of
 distributions...........       41,336                 21,973,348    10,220,679
Cost of fund shares
 redeemed................     (615,624)  (1,293,683)  (26,613,107) (186,357,438)
                           -----------  -----------  ------------  ------------
  Change in Net Assets
   from Capital
   Transactions..........     (512,442)   8,609,614    11,766,309  (154,427,627)
                           -----------  -----------  ------------  ------------
    Total Change in Net
     Assets..............   (4,232,433)   7,506,120   (27,319,855) (164,714,349)
NET ASSETS:
Beginning of period......    7,506,120           --   104,209,255   268,923,604
                           -----------  -----------  ------------  ------------
End of period............  $ 3,273,687  $ 7,506,120  $ 76,889,400  $104,209,255
                           ===========  ===========  ============  ============
Undistributed net
 investment income.......  $        --  $        --  $    120,082  $     (2,291)
                           ===========  ===========  ============  ============
FUND SHARES OF BENEFICIAL
 INTEREST:
Outstanding shares at
 beginning of period.....      895,792                  6,675,506    16,526,889
                           -----------  -----------  ------------  ------------
Shares sold..............       10,633    1,037,877     1,452,347     1,384,597
Shares issued in
 reinvestment of
 distributions...........        6,374                  1,771,638       643,685
Shares redeemed..........     (136,643)    (142,085)   (2,270,201)  (11,879,665)
                           -----------  -----------  ------------  ------------
Change in shares
 outstanding.............     (119,636)     895,792       953,784    (9,851,383)
                           -----------  -----------  ------------  ------------
Outstanding shares at end
 of period...............      776,156      895,792     7,629,290     6,675,506
                           ===========  ===========  ============  ============
LONG TERM INVESTMENT
 ACTIVITY:
Purchase of investments
 (excluding government)..    5,284,298                  9,980,439
Sale of investments
 (excluding government)..    6,083,631                 36,156,324
Purchase of government
 securities..............           --                         --
Sale of government
 securities..............           --                         --

-------
(a)  The Fund commenced operations on March 31, 2000.
(b)  The Fund commenced operations on December 20, 1999.

                       See notes to financial statements.

  Paydenfunds

                                     U.S. Growth                Small Cap
     Market Return Fund             Leaders Fund              Leaders Fund
  ============================ ========================  ========================
      2001           2000         2001         2000         2001        2000(b)
  ============   ============  ===========  ===========  ===========  ===========
  $  2,456,427   $  5,216,999  $   147,001  $   118,794  $   147,444  $    94,264
   (13,947,037)     1,676,377   (6,293,280)     366,386     (861,633)   1,212,607
       854,352     (4,476,909)  (1,588,001)     404,888     (988,855)   1,720,121
  ------------   ------------  -----------  -----------  -----------  -----------
   (10,636,258)     2,416,467   (7,734,280)     890,068   (1,703,044)   3,026,992
  ------------   ------------  -----------  -----------  -----------  -----------
    (2,498,199)    (5,211,493)    (208,785)     (47,811)    (171,109)     (33,926)
                   (8,726,185)    (364,167)     (38,522)  (1,212,529)
                                   (44,025)
  ------------   ------------  -----------  -----------  -----------  -----------
    (2,498,199)   (13,937,678)    (616,977)     (86,333)  (1,383,638)     (33,926)
  ------------   ------------  -----------  -----------  -----------  -----------
     5,807,179     51,664,800    3,591,025   17,358,387    5,212,483   25,585,741
     2,417,886     13,754,838      606,130       85,110    1,377,025       32,039
   (34,295,485)   (77,836,431)  (3,105,731)  (3,707,175)  (7,550,782)  (7,753,596)
  ------------   ------------  -----------  -----------  -----------  -----------
   (26,070,420)   (12,416,793)   1,091,424   13,736,322     (961,274)  17,864,184
  ------------   ------------  -----------  -----------  -----------  -----------
   (39,204,877)   (23,938,004)  (7,259,833)  14,540,057   (4,047,956)  20,857,250
    59,030,885     82,968,889   18,959,447    4,419,390   20,857,250           --
  ------------   ------------  -----------  -----------  -----------  -----------
  $ 19,826,008   $ 59,030,885  $11,699,614  $18,959,447  $16,809,294  $20,857,250
  ============   ============  ===========  ===========  ===========  ===========
  $     25,389   $     67,161  $    20,738  $    82,571  $    36,675  $    60,338
  ============   ============  ===========  ===========  ===========  ===========
     4,534,186      5,554,485    1,659,659      419,668    1,793,499           --
  ------------   ------------  -----------  -----------  -----------  -----------
       531,662      3,761,828      430,175    1,544,384      546,455    2,469,109
       218,893      1,004,342       67,239        7,557      141,167        2,875
    (3,150,594)    (5,786,469)    (355,007)    (311,950)    (702,195)    (678,485)
  ------------   ------------  -----------  -----------  -----------  -----------
    (2,400,039)    (1,020,299)     142,407    1,239,991      (14,573)   1,793,499
  ------------   ------------  -----------  -----------  -----------  -----------
     2,134,147      4,534,186    1,802,066    1,659,659    1,778,926    1,793,499
  ============   ============  ===========  ===========  ===========  ===========
    12,192,749                  24,607,166                36,753,836
    24,962,037                  20,016,225                36,163,900
    15,020,796                          --                        --
    30,465,772                          --                        --

                       See notes to financial statements.

                                                               Annual Report

Periods ended October 31st

                            Bunker Hill Money Market Fund        Limited Maturity Fund
                          ==================================  ============================
                                2001              2000            2001           2000
                          ================  ================  =============  =============
INCREASE (DECREASE) IN
 NET ASSETS:
FROM OPERATIONS:
Net investment income
 (loss).................  $     11,276,418  $     10,263,627  $   9,153,501  $   8,668,185
Net realized gains
 (losses) on
 investments............           139,580                        1,617,440       (114,343)
Change in net unrealized
 appreciation
 (depreciation).........                                          1,318,005        403,210
                          ----------------  ----------------  -------------  -------------
  Change in Net Assets
   Resulting from
   Operations...........        11,415,998        10,263,627     12,088,946      8,957,052
                          ----------------  ----------------  -------------  -------------
FROM DISTRIBUTIONS TO
 SHAREHOLDERS:
Net investment income...       (11,276,418)      (10,263,627)    (9,153,501)    (8,760,353)
In excess of net
 investment income......
Net realized gains from
 investments............          (139,580)
In excess of net
 realized gains from
 investments............
Return of capital
                          ----------------  ----------------  -------------  -------------
  Change in Net Assets
   from Distributions to
   Shareholders.........       (11,415,998)      (10,263,627)    (9,153,501)    (8,760,353)
                          ----------------  ----------------  -------------  -------------
FROM CAPITAL
 TRANSACTIONS:
Proceeds from fund
 shares sold............    16,431,987,216    15,000,113,482    254,085,154    222,694,091
Reinvestment of
 distributions..........         6,455,080         6,353,424      8,932,668      8,747,970
Cost of fund shares
 redeemed...............   (16,264,083,443)  (14,893,505,186)  (242,397,807)  (150,635,095)
                          ----------------  ----------------  -------------  -------------
  Change in Net Assets
   from Capital
   Transactions.........       174,358,853       112,961,720     20,620,015     80,806,966
                          ----------------  ----------------  -------------  -------------
    Total Change in Net
     Assets.............       174,358,853       112,961,720     23,555,460     81,003,665
NET ASSETS:
Beginning of period.....       200,929,965        87,968,245    178,823,875     97,820,210
                          ----------------  ----------------  -------------  -------------
End of period...........  $    375,288,818  $    200,929,965  $ 202,379,335  $ 178,823,875
                          ================  ================  =============  =============
Undistributed net
 investment income......  $             --  $             --  $          --  $          --
                          ================  ================  =============  =============
FUND SHARES OF
 BENEFICIAL INTEREST:
Outstanding shares at
 beginning of period....       200,929,965        87,968,245     17,940,146      9,806,525
                          ----------------  ----------------  -------------  -------------
Shares sold.............    16,431,987,216    15,000,113,482     25,199,361     22,382,408
Shares issued in
 reinvestment of
 distributions..........         6,455,080         6,353,424        886,021        879,320
Shares redeemed.........   (16,264,083,443)  (14,893,505,186)   (24,071,032)   (15,128,107)
                          ----------------  ----------------  -------------  -------------
Change in shares
 outstanding............       174,358,853       112,961,720      2,014,350      8,133,621
                          ----------------  ----------------  -------------  -------------
Outstanding shares at
 end of period..........       375,288,818       200,929,965     19,954,496     17,940,146
                          ================  ================  =============  =============
LONG TERM INVESTMENT
 ACTIVITY:
Purchase of investments
 (excluding
 government)............                --                      114,066,179
Sale of investments
 (excluding
 government)............                --                       36,104,786
Purchase of government
 securities.............                --                       83,668,317
Sale of government
 securities.............                --                      116,191,269

-------

                       See notes to financial statements.

  Paydenfunds


      Short Bond Fund         U.S. Government Fund             GNMA Fund
  ========================== ========================  ==========================
     2001          2000         2001         2000          2001          2000
  ===========   ===========  ===========  ===========  ============  ============
  $ 3,822,694   $ 3,654,923  $ 3,058,107  $ 4,037,864  $  8,753,293  $  7,794,883
    1,727,220      (268,692)   1,399,296   (1,365,493)    3,554,222        90,322
    2,278,211       557,763    2,841,154    1,641,120     4,667,938       463,544
  -----------   -----------  -----------  -----------  ------------  ------------
    7,828,125     3,943,994    7,298,557    4,313,491    16,975,453     8,348,749
  -----------   -----------  -----------  -----------  ------------  ------------
   (3,822,694)   (3,696,581)  (3,058,107)  (4,098,059)   (8,753,293)   (7,908,971)
                                             (140,994)      (72,684)      (28,230)
  -----------   -----------  -----------  -----------  ------------  ------------
   (3,822,694)   (3,696,581)  (3,058,107)  (4,239,053)   (8,825,977)   (7,937,201)
  -----------   -----------  -----------  -----------  ------------  ------------
   22,394,932    29,347,077    8,803,796   17,682,825    56,244,030     7,741,795
    3,792,463     3,673,476    3,046,211    4,173,977     4,666,644     4,523,940
  (13,933,439)  (20,870,459) (21,258,182) (26,032,936)  (36,166,585)  (20,436,106)
  -----------   -----------  -----------  -----------  ------------  ------------
   12,253,956    12,150,094   (9,408,175)  (4,176,134)   24,744,089    (8,170,371)
  -----------   -----------  -----------  -----------  ------------  ------------
   16,259,387    12,397,507   (5,167,725)  (4,101,696)   32,893,565    (7,758,823)
   66,956,812    54,559,305   68,433,717   72,535,413   113,402,016   121,160,839
  -----------   -----------  -----------  -----------  ------------  ------------
  $83,216,199   $66,956,812  $63,265,992  $68,433,717  $146,295,581  $113,402,016
  ===========   ===========  ===========  ===========  ============  ============
  $        --   $        --  $        --  $        --  $         --  $         --
  ===========   ===========  ===========  ===========  ============  ============
    6,910,760     5,646,372    6,535,260    6,939,416    11,171,865    11,988,106
  -----------   -----------  -----------  -----------  ------------  ------------
    2,237,771     3,045,959      798,901    1,703,956     5,371,965       766,690
      380,554       381,636      281,260      402,722       445,818       452,438
   (1,400,808)   (2,163,207)  (1,985,318)  (2,510,834)   (3,401,057)   (2,035,369)
  -----------   -----------  -----------  -----------  ------------  ------------
    1,217,517     1,264,388     (905,157)    (404,156)    2,416,726      (816,241)
  -----------   -----------  -----------  -----------  ------------  ------------
    8,128,277     6,910,760    5,630,103    6,535,260    13,588,591    11,171,865
  ===========   ===========  ===========  ===========  ============  ============
   34,997,316                         --
   28,939,982                         --
   50,220,930                125,751,685                188,711,200
   43,806,742                121,411,640                112,630,498

                       See notes to financial statements.

                                                               Annual Report

Periods ended October 31st

                           Investment Quality Bond
                                     Fund                  Total Return Fund
                          ===========================  ===========================
                              2001          2000           2001           2000
                          ============  =============  =============  ============
INCREASE (DECREASE) IN
 NET ASSETS:
FROM OPERATIONS:
Net investment income
 (loss).................  $  4,922,692  $   8,213,470  $  20,032,913  $ 18,420,159
Net realized gains
 (losses) on
 investments............     3,838,634     (8,749,353)     6,861,573    (7,562,367)
Change in net unrealized
 appreciation
 (depreciation).........     4,724,604      6,033,701     13,449,646     4,654,286
                          ------------  -------------  -------------  ------------
  Change in Net Assets
   Resulting from
   Operations...........    13,485,930      5,497,818     40,344,132    15,512,078
                          ------------  -------------  -------------  ------------
FROM DISTRIBUTIONS TO
 SHAREHOLDERS:
Net investment income...    (4,839,919)    (8,410,800)   (19,256,122)  (19,495,157)
In excess of net
 investment income......
Net realized gains from
 investments............
In excess of net
 realized gains from
 investments............
Return of capital
                          ------------  -------------  -------------  ------------
  Change in Net Assets
   from Distributions to
   Shareholders.........    (4,839,919)    (8,410,800)   (19,256,122)  (19,495,157)
                          ------------  -------------  -------------  ------------
FROM CAPITAL
 TRANSACTIONS:
Proceeds from fund
 shares sold............   107,611,165     13,630,427     88,106,839   132,497,778
Reinvestment of
 distributions..........     4,736,702      7,720,565     18,396,804    18,711,041
Cost of fund shares
 redeemed...............   (48,290,448)  (136,422,619)  (150,578,845)  (67,416,158)
                          ------------  -------------  -------------  ------------
  Change in Net Assets
   from Capital
   Transactions.........    64,057,419   (115,071,627)   (44,075,202)   83,792,661
                          ------------  -------------  -------------  ------------
    Total Change in Net
     Assets.............    72,703,430   (117,984,609)   (22,987,192)   79,809,582
NET ASSETS:
Beginning of period.....    77,243,241    195,227,850    310,250,064   230,440,482
                          ------------  -------------  -------------  ------------
End of period...........  $149,946,671  $  77,243,241  $ 287,262,872  $310,250,064
                          ============  =============  =============  ============
Undistributed net
 investment income......  $    174,614  $      53,469  $     391,801  $    284,455
                          ============  =============  =============  ============
FUND SHARES OF
 BENEFICIAL INTEREST:
Outstanding shares at
 beginning of period....     8,301,632     20,682,385     32,668,246    23,824,550
                          ------------  -------------  -------------  ------------
Shares sold.............    10,962,096      1,465,192      8,988,602    13,959,408
Shares issued in
 reinvestment of
 distributions..........       487,979        837,049      1,872,846     1,976,309
Shares redeemed.........    (5,037,236)   (14,682,994)   (15,214,516)   (7,092,021)
                          ------------  -------------  -------------  ------------
Change in shares
 outstanding............     6,412,839    (12,380,753)    (4,353,068)    8,843,696
                          ------------  -------------  -------------  ------------
Outstanding shares at
 end of period..........    14,714,471      8,301,632     28,315,178    32,668,246
                          ============  =============  =============  ============
LONG TERM INVESTMENT
 ACTIVITY:
Purchase of investments
 (excluding
 government)............   118,839,793                   418,575,884
Sale of investments
 (excluding
 government)............   104,284,420                   394,513,426
Purchase of government
 securities.............   746,186,714                 1,204,972,855
Sale of government
 securities.............   674,115,950                 1,218,797,935

-------

                       See notes to financial statements.

  Paydenfunds

                                   Short Duration                                    California Municipal
      High Income Fund             Tax Exempt Fund         Tax Exempt Bond Fund           Income Fund
  ============================ ========================  =========================  ========================
      2001           2000         2001         2000         2001          2000         2001         2000
  ============   ============  ===========  ===========  ===========  ============  ===========  ===========
  $ 14,165,241   $ 10,444,323  $   537,119  $   612,029  $ 1,054,153  $  1,360,469  $ 1,458,468  $ 1,604,459
   (23,187,988)    (5,216,387)      38,364      (27,212)     594,561      (405,699)     401,245     (379,191)
     8,009,633     (4,861,068)     339,304       57,631      626,239       789,040    1,400,973    1,843,287
  ------------   ------------  -----------  -----------  -----------  ------------  -----------  -----------
    (1,013,114)       366,868      914,787      642,448    2,274,953     1,743,810    3,260,686    3,068,555
  ------------   ------------  -----------  -----------  -----------  ------------  -----------  -----------
   (13,147,494)   (10,560,974)    (537,119)    (619,551)  (1,054,153)   (1,389,848)  (1,458,444)  (1,623,671)
                                                (31,698)
  ------------   ------------  -----------  -----------  -----------  ------------  -----------  -----------
   (13,147,494)   (10,560,974)    (537,119)    (651,249)  (1,054,153)   (1,389,848)  (1,458,444)  (1,623,671)
  ------------   ------------  -----------  -----------  -----------  ------------  -----------  -----------
   126,986,409     57,944,080   10,098,210   10,029,458    6,328,847     7,820,366    4,912,887   36,203,965
    12,441,940      9,941,083      480,692      563,749      690,443     1,097,044    1,313,961    1,246,761
   (46,231,925)   (27,497,448)  (6,429,871) (12,268,114)  (6,903,821)  (30,966,640)  (9,128,490) (32,792,775)
  ------------   ------------  -----------  -----------  -----------  ------------  -----------  -----------
    93,196,424     40,387,715    4,149,031   (1,674,907)     115,469   (22,049,230)  (2,901,642)   4,657,951
  ------------   ------------  -----------  -----------  -----------  ------------  -----------  -----------
    79,035,816     30,193,609    4,526,699   (1,683,708)   1,336,269   (21,695,268)  (1,099,400)   6,102,835
   139,490,949    109,297,340   13,377,019   15,060,727   24,757,135    46,452,403   34,792,367   28,689,532
  ------------   ------------  -----------  -----------  -----------  ------------  -----------  -----------
  $218,526,765   $139,490,949  $17,903,718  $13,377,019  $26,093,404  $ 24,757,135  $33,692,967  $34,792,367
  ============   ============  ===========  ===========  ===========  ============  ===========  ===========
  $  2,016,180   $  1,761,890  $        --  $        --  $        --  $         --  $    (1,353) $    (2,013)
  ============   ============  ===========  ===========  ===========  ============  ===========  ===========
    15,921,162     11,483,158    1,356,003    1,526,147    2,584,488     4,924,057    3,503,359    2,981,497
  ------------   ------------  -----------  -----------  -----------  ------------  -----------  -----------
    14,832,213      6,288,729    1,009,042    1,020,892      643,205       845,548      490,451    3,750,003
     1,496,725      1,086,712       47,978       57,374       70,019       116,332      129,111      127,805
    (5,569,342)    (2,937,437)    (643,253)  (1,248,410)    (704,133)   (3,301,449)    (890,106)  (3,355,946)
  ------------   ------------  -----------  -----------  -----------  ------------  -----------  -----------
    10,759,596      4,438,004      413,767     (170,144)       9,091    (2,339,569)    (270,544)     521,862
  ------------   ------------  -----------  -----------  -----------  ------------  -----------  -----------
    26,680,758     15,921,162    1,769,770    1,356,003    2,593,579     2,584,488    3,232,815    3,503,359
  ============   ============  ===========  ===========  ===========  ============  ===========  ===========
   173,643,010                   9,036,592                18,668,441                 11,145,439
   103,990,347                   6,671,002                18,935,252                 13,861,360
    10,069,688                          --                        --                         --
     3,596,191                          --                        --                         --

                       See notes to financial statements.

                                                               Annual Report

Notes to Financial Statements
October 31, 2001


1. Organization and Related Matters

The Payden & Rygel Investment Group (the "Group" or "Paydenfunds") is a no-load, open-end management investment company organized as a Massachusetts business trust on January 22, 1992 and registered under the Investment Company Act of 1940 (the "1940 Act"), as amended. Each of its twenty-one mutual funds (each a "Fund," collectively the "Funds") is a series of the Group.

Each of the Funds, other than the Bunker Hill Money Market, High Income and European Aggressive Growth Funds, has been classified as non-diversified.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds. The policies are in conformity with accounting principles generally accepted in the United States of America ("generally accepted accounting principles"). The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Securities Valuation
Domestic and foreign fixed income securities and other assets for which market quotations are readily available (other than obligations with remaining maturities of 60 days or less) are valued at market on the basis of quotes obtained from brokers and dealers or pricing services. Such quotations take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Certain fixed income securities which may have a bid-ask spread greater than ten basis points may be valued using other fixed income securities with a comparable level of risk, and for which prices are more readily obtainable. Debt securities with remaining maturities of sixty days or less and securities in the Bunker Hill Money Market Fund are valued at amortized cost, which approximates fair value. Options, futures, swaps and other similar assets are valued at the last available bid price in the case of listed securities or on the basis of information provided by the institution with which the Fund entered into the transaction in the case of other securities. Investments in investment companies are valued at their net asset values as reported by such companies. Non-U.S. dollar securities are translated into U.S. dollars using the spot exchange rate at the close of the London market.

Equity securities listed or traded on any domestic (U.S.) securities exchange are valued at the last sale price or, if there have been no sales during the day, at the last bid price. Securities traded only on the over-the-counter market are valued at the latest bid price. Foreign equity securities are valued based upon the last sale price on the foreign exchange or market on which they are principally traded as of the close of the appropriate exchange or, if there have been no sales during the day, at the last bid price.

All other securities not described above are appraised at the fair value as determined in good faith under procedures established by the Board of Trustees.

Investment Transactions and Related Income
Investment transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on the accrual basis. Premiums and discounts are generally amortized or accreted. Dividend income is recorded on the ex-dividend date. Realized gains or losses on investment transactions are determined on the identified cost basis.

The Funds will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"), as revised, effective November 1, 2001. The Guide requires investment companies to amortize premiums or accrete discount on fixed income securities. The Funds do not

  Paydenfunds

October 31, 2001
currently amortize premiums or accrete discounts on certain fixed-income securities. Upon adoption, the Funds will record a cumulative effect adjustment. The adjustment will change undistributed net investment income and unrealized appreciation (depreciation) but will not impact total net assets. The amount of the cumulative adjustment, as of October 31, 2001, is shown in the table below.

The Guide will also require paydown gains and losses on mortgage and asset backed securities to be presented as interest income. Currently, they are shown as a component of realized gain or loss. Had this policy been adopted for the current year, interest income would have decreased and realized gain/loss would have increased by the amounts in the table below.

                         Amortization
                         or Accretion Paydown
                          Adjustment  Reclass
                         ------------ --------
Global Short Bond          $  4,687   $     --
Global Fixed Income          14,555    (19,075)
Emerging Markets Bond       (57,043)        --
Global Balanced                 404         --
Market Return                 4,931    (33,785)
Limited Maturity             77,241     97,583
Short Bond                   18,052      1,036
U.S. Government              17,731     16,574
GNMA Fund                        --     74,893
Investment Quality Bond        (219)   (43,133)
Total Return                 65,307    (10,088)
High Income                 383,816         --

Foreign Currency Translation
The accounting records of the Funds are maintained in U.S. dollars. Each of the Funds except the tax exempt funds may purchase securities that are denominated in foreign currencies. For these Funds, investment securities, other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the current exchange rates. Purchases and sales of securities, income and expense are translated into U.S. dollars at the exchange rates on the dates of the respective transactions.

Each of these Funds isolates that portion of the results of operations resulting from changes in foreign exchange rates from the fluctuations arising from changes in security prices.

Reported net realized foreign exchange gains or losses arise from sales and maturities of securities, purchases and sales of foreign currencies, currency gains or losses realized between the trade and settlement dates of securities transactions, and the differences between the amounts of income or expenses recorded on each of these Fund's books and the U.S. dollar equivalents of the amounts actually received or paid. Net unrealized appreciation/ depreciation from translation of assets and liabilities denominated in foreign currency arise from changes in the value of assets and liabilities, including investments in securities, resulting from changes in the foreign exchange rates.

Repurchase Agreements
Each of the Funds may enter into repurchase agreements (agreements to purchase U.S. Treasury notes and bills, subject to the seller's agreement to repurchase them at a specified time and price) with well-established registered securities dealers or banks. Repurchase agreements are the equivalent of loans by the Funds. With respect to such agreements, it is each Fund's policy to take possession of the underlying securities, except for tri-party agreements where an independent custodian takes possession. On a daily basis the Funds mark-to-market such securities to ensure that the value, including accrued interest, is at least equal to the amount to be repaid to each Fund under each agreement.

Options Transactions
Option techniques may be utilized by each of the Funds (except the Bunker Hill Money Market Fund) to hedge against changes in interest rates, foreign currency exchange rates or security prices in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by a Fund, to reduce the volatility of the currency exposure associated with investment in non-U.S. securities, or as an efficient means of adjusting exposure to the bond, equity and currency markets and not for speculation.

                                                               Annual Report

                                         Notes to Financial Statements continued
October 31, 2001

When a Fund writes a covered call or put option, an amount equal to the premium received is reflected as an asset and equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. If a written put option is exercised, the cost of the security acquired is decreased by the premium originally received. As writer of an option, the Fund has no control over whether the underlying securities are subsequently sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the security underlying the written option.

When a Fund purchases a call or put option, an amount equal to the premium paid is included in that Fund's statement of assets and liabilities as an investment, and is subsequently marked-to-market to reflect the current value of the option. If an option expires on the stipulated expiration date or if a Fund enters into a closing sale transaction, a gain or loss is realized. If a Fund exercises a call option, the cost of the security acquired is increased by the premium paid for the call. If a Fund exercises a put option, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities.

Futures Contracts
The Funds (except the Bunker Hill Money Market Fund) may invest in futures contracts to hedge against anticipated future changes in interest or exchange rates or security prices. The purchase or sale of futures contracts and options on futures contracts provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument or foreign currency at a fixed price on a future date. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, that Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margin and are recorded as unrealized gains or losses by that Fund. When the contract is closed, that Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Funds is that the change in value of the underlying securities may not correlate to the change in value of the contracts.

The Global Balanced, European Aggressive Growth, World Target Twenty, Growth & Income, Market Return, U.S. Growth Leaders, Small Cap Leaders, Total Return and High Income Funds may invest in stock index futures contracts, which are an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Variation margin accounting procedures apply to these index futures contracts. Each Fund invests in these futures contracts to permit the Fund to meet its objectives at a lower cost than investing directly in equity securities, while permitting the equivalent of an investment in a portfolio of equity securities. The potential risk to a Fund is that the change in value of the underlying index may not correlate to the change in value of the contracts.

Swap Contracts
The Funds (except the Growth & Income and Bunker Hill Money Market Funds) may enter into swap transactions to hedge against market risk, or to more efficiently gain exposure to a market or specific market sector. Generally, swaps involve an agreement between a Fund and another party to exchange payment calculated as if there were interest on a notional principal amount. A Fund will typically pay a floating rate of interest and receive the total return of a specific rate or index. A fund usually enters into such transactions on a "net" basis, with the Fund receiving or paying, only the net amount of two

  Paydenfunds

October 31, 2001
payment streams. The net amount of the receivable/payable with respect to each swap is accrued on a daily basis and is recorded as an unrealized gain or loss by the Fund.

The potential risk to a Fund is that the swap position may correlate imperfectly with the markets or the asset or liability being hedged. In addition, if the other party to the transaction defaults, a Fund might incur a loss.

Forward Currency Contracts
The Global Short Bond, Global Fixed Income, Emerging Markets Bond, Total Return, High Income, Market Return, Global Balanced, European Aggressive Growth, and World Target Twenty Funds each may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These Funds enter into forward contracts as a hedge against specific transactions or portfolio positions to protect against adverse currency movements. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date, at which time a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks may arise upon entering into these contracts from the potential inability of counter parties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

TBA Sale Commitments
Each of the Funds may enter into TBA sale commitments, such as dollar roll agreements, to hedge its portfolio position or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds from TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction.

Unsettled TBA sale commitments are valued at the current value of the underling securities. The contract is "marked-to-market" daily and the change in the value is recorded by the Fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date the Fund entered the commitment.

The following Funds earned a fee for entering into dollar roll agreements. The amounts below are included in interest income in the statement of operations.

GNMA................................................................ $  486,677
Investment Quality Bond.............................................    335,840
Total Return........................................................  1,092,264

Distributions to Shareholders
Distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income and net realized gains on foreign currency transactions are declared and paid monthly for all Funds, except for (i) the Emerging Markets Bond, Global Balanced, Growth & Income and High Income Funds, which are declared and paid quarterly, (ii) the European Aggressive Growth, World Target Twenty, U.S. Growth Leaders and Small Cap Leaders Funds, which are declared and paid semi-annually, and (iii) the Bunker Hill Money Market, Limited Maturity, Short Bond, U.S. Government, GNMA, Short Duration Tax Exempt, Tax Exempt Bond and California Municipal Income Funds, which are declared daily and paid monthly. Net realized gains on investments, if any, are declared and distributed at least annually. All distributions are paid in the form of additional shares unless cash payment is requested.

Distributions to shareholders are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

                                                               Annual Report

                                         Notes to Financial Statements continued
October 31, 2001

Federal Income Taxes
It is the policy of each Fund to meet the requirements for qualification as a regulated investment company as defined in applicable sections of the Internal Revenue Code (the "Code"), and to make distributions of net investment income and net realized gains sufficient to relieve it from all Federal income or excise taxes. Accordingly, no provision for Federal income or excise tax is necessary.

Each Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. The differences arise primarily from the treatment of foreign currency transactions and futures contracts and the deferral of certain losses under Federal income tax regulations. Accordingly, the amounts of net investment income and net realized gains or losses reported in these financial statements may differ from those reported in each Fund's tax return.

Distributions which exceed net investment income and net realized gains for financial reporting purposes but not for tax purposes, if any, are shown as distributions in excess of net investment income and net realized gains in the accompanying financial statements. Return of capital distributions and net investment losses for tax purposes, if any, are reclassified to paid in capital.

Line of Credit
The Group has entered into a Credit Agreement with Deutsche Bank AG under which the bank has agreed to make loans to one or more of the Funds upon request by such Fund(s) and subject to the conditions of the Credit Agreement. The interest rate for any such loan will vary depending upon the type of borrowing chosen by the Fund. The aggregate of all such loans to the Funds may not exceed $60 million. No Fund took a loan during the period, nor did any Fund have a loan outstanding at the end of the period.

Affiliated Investment
Each of the Funds (except the Short Duration Tax Exempt, Tax Exempt Bond and California Municipal Income Funds) invests in the Bunker Hill Money Market Fund, an affiliated Fund. Income earned by each Fund for the period is disclosed in the statement of operations.

Custodian Credits
The Funds have entered into an agreement with the custodian, whereby they earn custodian fee credits for temporary cash balances. These credits, which offset custodian fees that may be charged to the Funds, are based on 75% of the daily effective federal funds rate.

Other
Shared expenses incurred by the Group are allocated among the Funds of the Group on the basis of relative net assets. Fund-specific expenses are charged to each Fund as incurred.

The organization costs incurred on behalf of the Funds prior to June 30, 1998 are being amortized on a straight-line basis over a period not exceeding five years. Organization costs incurred after June 30, 1998 are a direct expense to the Fund as incurred.

  Paydenfunds

October 31, 2001


3. Related Party Transactions

Payden & Rygel (the "Adviser") provides investment advisory services to the Funds. Under the terms of the investment advisory agreement, Payden & Rygel is entitled to receive fees monthly, computed on the average daily net assets of each of the Funds separately at an annualized rate. The rate for each Fund is shown in the table below.

                          Adviser Fees Based on Assets
                         -------------------------------                     Cumulative
                         Between Between Between                   Voluntary  Deferred
                         0--500  0.5--1   1--2   Over 2   Expense   Expense   Expense
                         Million Billion Billion Billion Guarantee   Limit    Subsidy
                         ------- ------- ------- ------- --------- --------- ----------
Global Short Bond.......  0.30%   0.30%   0.30%   0.25%    0.70%     0.50%   $  469,554
Global Fixed Income.....  0.30%   0.30%   0.30%   0.25%    0.70%      n/a            --
Emerging Markets Bond...  0.45%   0.45%   0.45%   0.45%    1.25%     0.80%       63,636
Global Balanced.........  0.50%   0.50%   0.40%   0.40%    0.85%     0.70%      368,057
European Aggressive
 Growth.................  0.80%   0.80%   0.60%   0.60%    1.05%      n/a       246,518
World Target Twenty.....  1.20%   1.20%   1.20%   1.20%    1.40%     1.15%      149,981
Growth & Income.........  0.50%   0.50%   0.30%   0.30%    0.80%     0.75%      252,424
Market Return...........  0.28%   0.28%   0.25%   0.25%    0.60%     0.45%      440,636
U.S. Growth Leaders.....  0.60%   0.60%   0.50%   0.50%    1.00%     0.80%      161,138
Small Cap Leaders.......  0.60%   0.60%   0.50%   0.50%    1.00%     0.80%      113,589
Bunker Hill Money
 Market.................  0.15%   0.15%   0.15%   0.15%    0.50%     0.30%      520,991
Limited Maturity........  0.28%   0.28%   0.25%   0.25%    0.60%     0.40%    1,202,237
Short Bond..............  0.28%   0.28%   0.25%   0.25%    0.60%     0.40%      752,359
U.S. Government.........  0.28%   0.28%   0.25%   0.25%    0.60%     0.40%      513,456
GNMA....................  0.27%   0.27%   0.27%   0.27%    0.50%     0.35%      439,170
Investment Quality
 Bond...................  0.28%   0.28%   0.25%   0.25%    0.60%     0.50%      359,033
Total Return............  0.28%   0.28%   0.25%   0.25%    0.60%     0.50%           --
High Income.............  0.35%   0.35%   0.35%   0.35%    0.75%     0.60%           --
Short Duration Tax
 Exempt.................  0.32%   0.28%   0.25%   0.25%    0.60%     0.50%      467,803
Tax Exempt Bond.........  0.32%   0.28%   0.25%   0.25%    0.60%     0.50%      528,147
California Municipal
 Income.................  0.32%   0.32%   0.25%   0.25%    0.80%     0.50%       84,886

Payden & Rygel agreed to guarantee that, for so long as it acts as investment adviser to the Funds, the expenses of the Funds, including advisory fees (exclusive of interest and taxes) will not exceed the percentages indicated above of that Fund's average daily net assets on an annualized basis. Payden & Rygel has also voluntarily agreed to temporarily limit each Fund's total expenses, including advisory fees, to the percentages indicated above of each Fund's average daily net assets on an annualized basis through October 31, 2001 (exclusive of interest and taxes).

Each Fund remains liable to Payden & Rygel for expenses subsidized in any fiscal year up to a maximum of three years from the end of the period in which the expenses were subsidized as long as any reimbursement will not cause the annual expense ratio for the year in which it is made to exceed the amount of the expense guarantee or expense limit (whichever is in effect at the time of reimbursement).

The deferred expense subsidies represent the cumulative amount of expenses subsidized for the Funds through the end of the year. They are not recorded as liabilities in the statement of assets and liabilities, but will be recognized as net expense in the statements of operations as expense previously deferred in future periods, if expense limits permit.

                                                               Annual Report

Notes to Financial Statements continued
October 31, 2001


For the Global Balanced, European Aggressive Growth and World Target Twenty Funds, the Adviser has entered into a sub-advisery agreement with Metzler/Payden LLC where the Adviser passes through to the sub-adviser 100% of its advisery fee earned and payable. The sub-adviser fee does not represent a separate or additional charge to the Funds. Metzler/Payden LLC is a joint venture between the Adviser and Metzler Asset Management GmbH, an affiliate of
B. Metzler seel. Sohn & Co. Holding AG, a major German financial institution located in Frankfurt, Germany. Metzler/Payden LLC is owned on an equal basis by the Adviser and by MP&R Ventures, Inc., a Metzler affiliate.

Treasury Plus, Inc., a wholly owned subsidiary of Payden & Rygel, serves as administrator to the Group. Under the terms of the administration agreement, Treasury Plus, Inc. receives fees monthly, computed on the average daily net assets of the Group at an annualized rate of 0.08%.

Under a distribution agreement with the Group, Payden & Rygel Distributors is not entitled to receive any fees from the Group.

The Emerging Markets Bond, European Aggressive, World Target Twenty, Growth & Income, Market Return, U.S. Growth Leaders, Small Cap Leaders and High Income Funds employ a redemption fee payable to the Distributor and equal to 1% of the value of shares redeemed if the shares are held less than 60 days.

Certain officers and/or trustees of the Group are affiliated with Payden & Rygel, Payden & Rygel Distributors and/or Treasury Plus, Inc. Such officers and trustees receive no fees from the Funds for serving as officers and/or trustees of the Group.

4. Credit Swap Agreement

At year end, the Emerging Markets Bond, Investment Quality Bond, Total Return and High Income Funds have entered into a credit swap agreement. The counterparty to each agreement has agreed to pay the Funds an annuity premium which is based on a notional principal amount of a specified security in the contract. The annuity premium is received by each of the Funds until a credit event (grace period extension, obligation acceleration, repudiation/moratorium, or restructuring) relating to the security occurs or until the termination of the swap agreement, whichever is first. If a credit event does not occur prior to the termination of the swap contract, none of the Funds will make any payment to the counterparty. The Fund receives 1.95% per annum. If a credit event relating to United Mexican States 8.375% maturing 1/14/11 occurs, the Fund will pay the counterparty the notional amount at par.

5. Subsequent Event

On November 29, 2001 the Board of Trustees approved name changes for the Payden Investment Quality Bond Fund to the Payden Core Bond Fund and for the Payden Total Return Fund to the Payden Opportunity Bond Fund will be effective December 21, 2001.

  Paydenfunds

October 31, 2001


6. Federal Income Taxes

For Federal income tax purposes the following Funds had capital loss carryforwards in the amount indicated at year end. The carryforwards are available to offset future capital gains, if any.

                                               Capital Loss Carryforwards
                         ----------------------------------------------------------------------
                         Expiring Expiring Expiring  Expiring   Expiring   Expiring
                           2003     2004     2006      2007       2008       2009      Total
                         -------- -------- --------- --------- ---------- ---------- ----------
Global Short Bond.......                   2,782,557   212,166  4,604,772             7,599,495
Global Fixed Income.....                                        6,402,937             6,402,937
Emerging Markets Bond...                                                     756,021    756,021
Global Balanced.........                                                     329,973    329,973
European Aggressive
 Growth.................                               236,251  1,025,839 15,844,892 17,106,982
World Target Twenty.....                                                   4,210,705  4,210,705
Growth & Income.........                                                     317,772    317,772
Market Return...........                                        3,257,279 13,232,851 16,490,130
U.S. Growth Leaders.....                                                   6,159,871  6,159,871
Small Cap Leaders.......                                                     790,713    790,713
Short Bond..............                                          126,411               126,411
U.S. Government.........                                          491,339               491,339
Investment Quality
 Bond...................                             1,429,463 10,140,332            11,569,795
Total Return............                   1,053,468 2,732,436  6,312,035 22,404,600 32,502,539
Tax Exempt Bond.........  18,770  460,399                         405,699               884,868
California Municipal
 Income.................                                          125,715               125,715

7. Exempt Interest Income Designation (Unaudited)

                                                                        Exempt
                                                              Exempt-  Interest
                                                             Interest  Dividends
                                                             Dividends Per Share
                                                             --------- ---------
Short Duration Tax Exempt................................... $ 537,119   $0.36
Tax Exempt Bond............................................. 1,054,153    0.42
California Municipal Income................................. 1,458,444    0.40

                                                               Annual Report

Financial Highlights

For a share outstanding during the period ended October 31st

                                          Global Short Bond Fund
                               ================================================
                                 2001      2000      1999      1998      1997
                               ========  ========  ========  ========  ========
Net asset value -- beginning
 of period...................  $   9.60  $   9.59  $  10.31  $  10.17  $  10.07
                               --------  --------  --------  --------  --------
Income (loss) from investment
 activities:
 Net investment income.......      0.30      0.55      0.67      0.92      0.58
 Net realized and unrealized
  gains (losses).............      0.49               (0.41)    (0.15)     0.11
                               --------  --------  --------  --------  --------
 Total from investment
  activities.................      0.79      0.55      0.26      0.77      0.69
                               --------  --------  --------  --------  --------
Distributions to
 shareholders:
 From net investment income..     (0.32)    (0.54)    (0.96)    (0.63)    (0.59)
 In excess of net investment
  income.....................
 From net realized gains.....
 Return of capital...........                         (0.02)
                               --------  --------  --------  --------  --------
 Total distributions to
  shareholders...............     (0.32)    (0.54)    (0.98)    (0.63)    (0.59)
                               --------  --------  --------  --------  --------
Net asset value -- end of
 period......................  $  10.07  $   9.60  $   9.59  $  10.31  $  10.17
                               ========  ========  ========  ========  ========
Total return *...............      8.36%     5.93%     2.57%     7.87%     7.02%
                               ========  ========  ========  ========  ========
Ratios/supplemental data:
 Net assets, end of period
  (000s).....................  $ 56,302  $154,031  $213,593  $251,609  $220,865
 Ratio of gross expense to
  average net assets **......      0.59%     0.53%     0.51%     0.51%     0.53%
 Ratio of net expense to
  average net assets **......      0.50%     0.50%     0.50%     0.44%     0.45%
 Ratio of investment income
  less gross expenses to
  average net assets **......      4.23%     4.16%     3.89%     4.31%     4.76%
 Ratio of net investment
  income to average net
  assets **..................      4.32%     4.19%     3.90%     4.38%     4.84%
 Portfolio turnover rate **..       272%      143%      175%      245%      219%
                                         Global Fixed Income Fund
                               ================================================
                                 2001      2000      1999      1998      1997
                               ========  ========  ========  ========  ========
Net asset value -- beginning
 of period...................  $   9.97  $   9.86  $  10.91  $  10.16  $  10.35
                               --------  --------  --------  --------  --------
Income (loss) from investment
 activities:
 Net investment income.......      0.85      0.49      0.76      0.45      1.03
 Net realized and unrealized
  gains (losses).............      0.25      0.16     (0.69)     0.72     (0.16)
                               --------  --------  --------  --------  --------
 Total from investment
  activities.................      1.10      0.65      0.07      1.17      0.87
                               --------  --------  --------  --------  --------
Distributions to
 shareholders:
 From net investment income..     (0.71)    (0.50)    (0.79)    (0.42)    (1.06)
 In excess of net investment
  income.....................
 From net realized gains.....               (0.04)    (0.33)
 Return of capital...........
                               --------  --------  --------  --------  --------
 Total distributions to
  shareholders...............     (0.71)    (0.54)    (1.12)    (0.42)    (1.06)
                               --------  --------  --------  --------  --------
Net asset value -- end of
 period......................  $  10.36  $   9.97  $   9.86  $  10.91  $  10.16
                               ========  ========  ========  ========  ========
Total return *...............     11.42%     6.96%     0.56%    11.81%     8.84%
                               ========  ========  ========  ========  ========
Ratios/supplemental data:
 Net assets, end of period
  (000s).....................  $362,308  $523,397  $489,687  $524,650  $535,644
 Ratio of gross expense to
  average net assets **......      0.53%     0.51%     0.49%     0.49%     0.49%
 Ratio of net expense to
  average net assets **......      0.53%     0.51%     0.49%     0.49%     0.49%
 Ratio of investment income
  less gross expenses to
  average net assets **......      4.03%     4.68%     4.48%     5.13%     5.69%
 Ratio of net investment
  income to average net
  assets **..................      4.03%     4.68%     4.48%     5.13%     5.69%
 Portfolio turnover rate **..       110%      131%      104%      223%      289%

-------
The Fund commenced operations on September 18, 1996.

-------
The Fund commenced operations on September 1, 1992.
 *  Not annualized for periods less than 1 year
**  Annualized for periods less than 1 year

                       See notes to financial statements.

  Paydenfunds

                                     Emerging Markets Bond
                                             Fund
                                    ==========================
                                     2001      2000     1999
                                    =======   =======  =======
Net asset value -- beginning of
 period...........................  $ 11.14   $ 10.51  $ 10.00
                                    -------   -------  -------
Income (loss) from investment
 activities:
 Net investment income............     1.21      1.05     0.83
 Net realized and unrealized gains
  (losses)........................     0.04      0.79     0.43
                                    -------   -------  -------
 Total from investment
  activities......................     1.25      1.84     1.26
                                    -------   -------  -------
Distributions to shareholders:
 From net investment income.......    (1.24)    (1.00)   (0.75)
 In excess of net investment
  income..........................
 From net realized gains..........    (0.21)    (0.21)
 Return of capital................
                                    -------   -------  -------
 Total distributions to
  shareholders....................    (1.45)    (1.21)   (0.75)
                                    -------   -------  -------
Net asset value -- end of period..  $ 10.94   $ 11.14  $ 10.51
                                    =======   =======  =======
Total return *....................    11.85%    18.13%   12.92%
                                    =======   =======  =======
Ratios/supplemental data:
 Net assets, end of period
  (000s)..........................  $29,506   $49,262  $11,283
 Ratio of gross expense to average
  net assets **...................     0.84%     0.94%    1.35%
 Ratio of net expense to average
  net assets **...................     0.80%     0.80%    0.80%
 Ratio of investment income less
  gross expenses to average net
  assets **.......................     9.79%     9.42%    9.36%
 Ratio of net investment income to
  average net assets **...........     9.83%     9.56%    9.91%
 Portfolio turnover rate **.......      226%      146%     225%
-------
                                             Global Balanced Fund
                                    ===========================================
                                     2001      2000     1999     1998    1997
                                    =======   =======  =======  ======  =======
Net asset value -- beginning of
 period...........................  $ 11.01   $ 11.65  $ 10.84  $10.79  $ 10.00
                                    -------   -------  -------  ------  -------
Income (loss) from investment
 activities:
 Net investment income............     0.24      0.30     0.02    0.20     0.05
 Net realized and unrealized gains
  (losses)........................    (1.05)     0.31     1.65    0.63     0.90
                                    -------   -------  -------  ------  -------
 Total from investment
  activities......................    (0.81)     0.61     1.67    0.83     0.95
                                    -------   -------  -------  ------  -------
Distributions to shareholders:
 From net investment income.......    (0.20)    (0.30)           (0.17)   (0.05)
 In excess of net investment
  income..........................
 From net realized gains..........    (0.97)    (0.95)   (0.86)  (0.61)   (0.11)
 Return of capital................    (0.20)
                                    -------   -------  -------  ------  -------
 Total distributions to
  shareholders....................    (1.37)    (1.25)   (0.86)  (0.78)   (0.16)
                                    -------   -------  -------  ------  -------
Net asset value -- end of period..  $  8.83   $ 11.01  $ 11.65  $10.84  $ 10.79
                                    =======   =======  =======  ======  =======
Total return *....................    (8.14)%    4.08%   15.85%   8.21%    9.49%
                                    =======   =======  =======  ======  =======
Ratios/supplemental data:
 Net assets, end of period
  (000s)..........................  $ 8,492   $10,046  $ 8,624  $7,078  $10,312
 Ratio of gross expense to average
  net assets **...................     1.48%     1.46%    1.56%   1.43%    1.64%
 Ratio of net expense to average
  net assets **...................     0.70%     0.70%    0.70%   0.69%    0.70%
 Ratio of investment income less
  gross expenses to average net
  assets **.......................     1.74%     1.87%    1.53%   2.37%    2.38%
 Ratio of net investment income to
  average net assets **...........     2.52%     2.63%    2.39%   3.11%    3.32%
 Portfolio turnover rate **.......       43%       82%      60%    156%     211%

The Fund commenced operations on December 17, 1998.

-------
The Fund commenced operations on December 9, 1996.
 *  Not annualized for periods less than 1 year
**  Annualized for periods less than 1 year

                       See notes to financial statements.

                                                               Annual Report

Financial Highlights continued

For a share outstanding during the period ended October 31st

                                                     European Aggressive
                                                         Growth Fund
                                                   ===========================
                                                    2001      2000      1999
                                                   =======   =======   =======
Net asset value -- beginning of period...........  $ 16.78   $ 11.28   $ 10.00
                                                   -------   -------   -------
Income (loss) from investment activities:
 Net investment income...........................    (0.07)    (0.02)     0.03
 Net realized and unrealized gains (losses)......    (9.16)     5.53      1.25
                                                   -------   -------   -------
 Total from investment activities................    (9.23)     5.51      1.28
                                                   -------   -------   -------
Distributions to shareholders:
 From net investment income......................              (0.01)
 In excess of net investment income..............
 From net realized gains.........................
 Return of capital...............................
                                                   -------   -------   -------
 Total distributions to shareholders.............     0.00     (0.01)     0.00
                                                   -------   -------   -------
Net asset value -- end of period.................  $  7.55   $ 16.78   $ 11.28
                                                   =======   =======   =======
Total return *...................................   (55.00)%   48.83%    12.80%
                                                   =======   =======   =======
Ratios/supplemental data:
 Net assets, end of period (000s)................  $12,474   $63,018   $10,187
 Ratio of gross expense to average net
  assets **......................................     1.31%     1.22%     2.89%
 Ratio of net expense to average net assets **...     1.05%     1.05%     0.95%
 Ratio of investment income less gross expenses
  to average net assets **.......................    (0.87)%   (0.48)%   (1.63)%
 Ratio of net investment income to average net
  assets **......................................    (0.61)%   (0.31)%    0.31%
 Portfolio turnover rate **......................       16%       73%       18%
-------
The Fund commenced operations on June 17, 1999.

                                                    World Target
                                                     Twenty Fund
                                                   =================
                                                    2001      2000
                                                   =======   =======
Net asset value -- beginning of period...........  $  8.38   $ 10.00
                                                   -------   -------
Income (loss) from investment activities:
 Net investment income...........................
 Net realized and unrealized gains (losses)......    (4.11)    (1.62)
                                                   -------   -------
 Total from investment activities................    (4.11)    (1.62)
                                                   -------   -------
Distributions to shareholders:
 From net investment income......................
 In excess of net investment income..............
 From net realized gains.........................    (0.05)
 Return of capital...............................
                                                   -------   -------
 Total distributions to shareholders.............    (0.05)     0.00
                                                   -------   -------
Net asset value -- end of period.................  $  4.22   $  8.38
                                                   =======   =======
Total return *...................................   (49.28)%  (16.22)%
                                                   =======   =======
Ratios/supplemental data:
 Net assets, end of period (000s)................  $ 3,274   $ 7,506
 Ratio of gross expense to average net
  assets **......................................     2.50%     2.92%
 Ratio of net expense to average net assets **...     1.15%     1.15%
 Ratio of investment income less gross expenses
  to average net assets **.......................    (1.41)%   (1.52)%
 Ratio of net investment income to average net
  assets **......................................    (0.06)%    0.25%
 Portfolio turnover rate **......................       91%        3%

-------
The Fund commenced operations on March 31, 2000.
 *  Not annualized for periods less than 1 year
**  Annualized for periods less than 1 year

                       See notes to financial statements.

  Paydenfunds

                                          Growth & Income Fund
                               ================================================
                                2001       2000      1999      1998      1997
                               =======   ========  ========  ========  ========
Net asset value -- beginning
 of period...................  $ 15.61   $  16.27  $  14.45  $  12.77  $  10.00
                               -------   --------  --------  --------  --------
Income (loss) from investment
 activities:
 Net investment income.......     0.17       0.21      0.19      0.21      0.17
 Net realized and unrealized
  gains (losses).............    (2.37)     (0.14)     2.15      1.71      2.74
                               -------   --------  --------  --------  --------
 Total from investment
  activities.................    (2.20)      0.07      2.34      1.92      2.91
                               -------   --------  --------  --------  --------
Distributions to
 shareholders:
 From net investment income..    (0.16)     (0.21)    (0.19)    (0.24)    (0.14)
 In excess of net investment
  income.....................
 From net realized gains.....    (3.17)     (0.52)    (0.33)
 Return of capital...........
                               -------   --------  --------  --------  --------
 Total distributions to
  shareholders...............    (3.33)     (0.73)    (0.52)    (0.24)    (0.14)
                               -------   --------  --------  --------  --------
Net asset value -- end of
 period......................  $ 10.08   $  15.61  $  16.27  $  14.45  $  12.77
                               =======   ========  ========  ========  ========
Total return *...............   (17.84)%     0.47%    16.47%    15.15%    29.19%
                               =======   ========  ========  ========  ========
Ratios/supplemental data:
 Net assets, end of period
  (000s).....................  $76,889   $104,209  $268,924  $250,553  $150,944
 Ratio of gross expense to
  average net assets **......     0.85%      0.79%     0.75%     0.77%     0.89%
 Ratio of net expense to
  average net assets **......     0.75%      0.75%     0.75%     0.54%     0.54%
 Ratio of investment income
  less gross expenses to
  average net assets **......     1.35%      1.25%     1.19%     1.32%     1.25%
 Ratio of net investment
  income to average net
  assets **..................     1.45%      1.29%     1.19%     1.55%     1.60%
 Portfolio turnover rate **..       12%        72%        5%       10%        2%
                                           Market Return Fund
                               ================================================
                                2001       2000      1999      1998      1997
                               =======   ========  ========  ========  ========
Net asset value -- beginning
 of period...................  $ 13.02   $  14.94  $  13.31  $  12.80  $  10.86
                               -------   --------  --------  --------  --------
Income (loss) from investment
 activities:
 Net investment income.......     0.66       0.84      0.76      0.73      0.63
 Net realized and unrealized
  gains (losses).............    (3.73)     (0.38)     2.37      1.46      2.64
                               -------   --------  --------  --------  --------
 Total from investment
  activities.................    (3.07)      0.46      3.13      2.19      3.27
                               -------   --------  --------  --------  --------
Distributions to
 shareholders:
 From net investment income..    (0.66)     (0.84)    (0.77)    (0.71)    (0.63)
 In excess of net investment
  income.....................
 From net realized gains.....               (1.54)    (0.73)    (0.97)    (0.70)
 Return of capital...........
                               -------   --------  --------  --------  --------
 Total distributions to
  shareholders...............    (0.66)     (2.38)    (1.50)    (1.68)    (1.33)
                               -------   --------  --------  --------  --------
Net asset value -- end of
 period......................  $  9.29   $  13.02  $  14.94  $  13.31  $  12.80
                               =======   ========  ========  ========  ========
Total return *...............   (24.13)%     3.15%    24.41%    18.48%    31.74%
                               =======   ========  ========  ========  ========
Ratios/supplemental data:
 Net assets, end of period
  (000s).....................  $19,826   $ 59,031  $ 82,969  $ 43,390  $ 20,195
 Ratio of gross expense to
  average net assets **......     0.59%      0.53%     0.53%     0.69%     0.96%
 Ratio of net expense to
  average net assets **......     0.45%      0.45%     0.45%     0.45%     0.45%
 Ratio of investment income
  less gross expenses to
  average net assets **......     5.55%      5.75%     5.29%     5.45%     4.85%
 Ratio of net investment
  income to average net
  assets **..................     5.69%      5.83%     5.37%     5.69%     5.36%
 Portfolio turnover rate **..       92%        96%      113%       48%      140%

-------
The Fund commenced operations on November 1, 1996.

-------
The Fund commenced operations on December 1, 1995.
 *  Not annualized for periods less than 1 year
**  Annualized for periods less than 1 year

                       See notes to financial statements.

                                                               Annual Report

Financial Highlights continued

For a share outstanding during the period ended October 31st

                                                      U.S. Growth Leaders
                                                              Fund
                                                     =========================
                                                      2001      2000     1999
                                                     =======   =======  ======
Net asset value -- beginning of period.............  $ 11.42   $ 10.53  $10.00
                                                     -------   -------  ------
Income (loss) from investment activities:
 Net investment income.............................     0.08      0.07    0.03
 Net realized and unrealized gains (losses)........    (4.63)     0.95    0.50
                                                     -------   -------  ------
 Total from investment activities..................    (4.55)     1.02    0.53
                                                     -------   -------  ------
Distributions to shareholders:
 From net investment income........................    (0.12)    (0.05)
 In excess of net investment income................
 From net realized gains...........................    (0.23)    (0.08)
 In excess of net realized gains...................    (0.03)
 Return of capital.................................
                                                     -------   -------  ------
 Total distributions to shareholders...............    (0.38)    (0.13)   0.00
                                                     -------   -------  ------
Net asset value -- end of period...................  $  6.49   $ 11.42  $10.53
                                                     =======   =======  ======
Total return *.....................................   (40.75)%    9.75%   5.30%
                                                     =======   =======  ======
Ratios/supplemental data:
 Net assets, end of period (000s)..................  $11,700   $18,959  $4,419
 Ratio of gross expense to average net assets **...     1.26%     1.23%   4.61%
 Ratio of net expense to average net assets **.....     0.80%     0.80%   0.80%
 Ratio of investment income less gross expenses to
  average net assets **............................     0.61%     0.52%  (2.84)%
 Ratio of net investment income to average net
  assets **........................................     1.07%     0.95%   0.97%
 Portfolio turnover rate **........................      199%      229%    241%
-------
The Fund commenced operations on June 17, 1999.

                                                        Small Cap
                                                      Leaders Fund
                                                     =================
                                                      2001      2000
                                                     =======   =======
Net asset value -- beginning of period.............   $11.63    $10.00
                                                     -------   -------
Income (loss) from investment activities:
 Net investment income.............................     0.13      0.05
 Net realized and unrealized gains (losses)........    (1.45)     1.60
                                                     -------   -------
 Total from investment activities..................    (1.32)     1.65
                                                     -------   -------
Distributions to shareholders:
 From net investment income........................    (0.10)    (0.02)
 In excess of net investment income................
 From net realized gains...........................    (0.76)
 Return of capital.................................
                                                     -------   -------
 Total distributions to shareholders...............    (0.86)    (0.02)
                                                     -------   -------
Net asset value -- end of period...................    $9.45    $11.63
                                                     =======   =======
Total return *.....................................   (11.44)%   16.48%
                                                     =======   =======
Ratios/supplemental data:
 Net assets, end of period (000s)..................  $16,809   $20,857
 Ratio of gross expense to average net assets **...     1.11%     1.14%
 Ratio of net expense to average net assets **.....     0.80%     0.80%
 Ratio of investment income less gross expenses to
  average net assets **............................     0.56%     0.17%
 Ratio of net investment income to average net
  assets **........................................     0.87%     0.51%
 Portfolio turnover rate **........................      251%      138%

-------
The Fund commenced operations on December 20, 1999.
 *  Not annualized for periods less than 1 year
**  Annualized for periods less than 1 year

                       See notes to financial statements.

  Paydenfunds

                                  Bunker Hill Money Market Fund
                                =====================================
                                  2001      2000     1999      1998
                                ========  ========  =======  ========
Net asset value -- beginning
 of period....................  $   1.00  $   1.00  $  1.00  $   1.00
                                --------  --------  -------  --------
Income (loss) from investment
 activities:
 Net investment income........      0.05      0.06     0.05      0.05
 Net realized and unrealized
  gains (losses)..............
                                --------  --------  -------  --------
 Total from investment
  activities..................      0.05      0.06     0.05      0.05
                                --------  --------  -------  --------
Distributions to shareholders:
 From net investment income...     (0.05)    (0.06)   (0.05)    (0.05)
 In excess of net investment
  income......................
 From net realized gains......
 Return of capital............
                                --------  --------  -------  --------
 Total distributions to
  shareholders................     (0.05)    (0.06)   (0.05)    (0.05)
                                --------  --------  -------  --------
Net asset value -- end of
 period.......................  $   1.00  $   1.00  $  1.00  $   1.00
                                ========  ========  =======  ========
Total return *................      4.83%     6.06%    4.97%     4.65%
                                ========  ========  =======  ========
Ratios/supplemental data:
 Net assets, end of period
  (000s)......................  $375,289  $200,930  $87,968  $ 26,455
 Ratio of gross expense to
  average net assets **.......      0.39%     0.39%    0.41%     0.71%
 Ratio of net expense to
  average net assets **.......      0.30%     0.30%    0.30%     0.29%
 Ratio of investment income
  less gross expenses to
  average net assets **.......      4.21%     5.84%    4.72%     4.81%
 Ratio of net investment
  income to average net
  assets **...................      4.30%     5.93%    4.83%     5.23%
 Portfolio turnover rate **...       n/a       n/a      n/a       n/a
                                           Limited Maturity Fund
                                ===============================================
                                  2001      2000     1999      1998      1997
                                ========  ========  =======  ========  ========
Net asset value -- beginning
 of period....................  $   9.97  $   9.98  $ 10.08  $  10.06  $  10.06
                                --------  --------  -------  --------  --------
Income (loss) from investment
 activities:
 Net investment income........      0.56      0.59     0.56      0.56      0.54
 Net realized and unrealized
  gains (losses)..............      0.17              (0.09)     0.02
                                --------  --------  -------  --------  --------
 Total from investment
  activities..................      0.73      0.59     0.47      0.58      0.54
                                --------  --------  -------  --------  --------
Distributions to shareholders:
 From net investment income...     (0.56)    (0.60)   (0.57)    (0.56)    (0.54)
 In excess of net investment
  income......................
 From net realized gains......
 Return of capital............
                                --------  --------  -------  --------  --------
 Total distributions to
  shareholders................     (0.56)    (0.60)   (0.57)    (0.56)    (0.54)
                                --------  --------  -------  --------  --------
Net asset value -- end of
 period.......................  $  10.14  $   9.97  $  9.98  $  10.08  $  10.06
                                ========  ========  =======  ========  ========
Total return *................      7.44%     6.24%    4.71%     5.87%     5.46%
                                ========  ========  =======  ========  ========
Ratios/supplemental data:
 Net assets, end of period
  (000s)......................  $202,379  $178,824  $97,820  $117,042  $152,429
 Ratio of gross expense to
  average net assets **.......      0.51%     0.51%    0.50%     0.47%     0.52%
 Ratio of net expense to
  average net assets **.......      0.40%     0.40%    0.38%     0.29%     0.30%
 Ratio of investment income
  less gross expenses to
  average net assets **.......      5.39%     5.93%    5.44%     5.40%     5.30%
 Ratio of net investment
  income to average net
  assets **...................      5.50%     6.04%    5.56%     5.58%     5.52%
 Portfolio turnover rate **...       128%      103%      60%       91%      135%

-------
The Fund commenced operations on December 17, 1997.

-------
The Fund commenced operations on May 1, 1994.
 *  Not annualized for periods less than 1 year
**  Annualized for periods less than 1 year

                       See notes to financial statements.

                                                               Annual Report

Financial Highlights continued

For a share outstanding during the period ended October 31st

                                               Short Bond Fund
                                   ============================================
                                    2001     2000     1999      1998     1997
                                   =======  =======  =======  ========  =======
Net asset value -- beginning of
 period..........................  $  9.69  $  9.66  $  9.94  $   9.92  $  9.97
                                   -------  -------  -------  --------  -------
Income (loss) from investment
 activities:
 Net investment income...........     0.54     0.59     0.56      0.63     0.58
 Net realized and unrealized
  gains (losses).................     0.55     0.03    (0.28)     0.02    (0.05)
                                   -------  -------  -------  --------  -------
 Total from investment
  activities.....................     1.09     0.62     0.28      0.65     0.53
                                   -------  -------  -------  --------  -------
Distributions to shareholders:
 From net investment income......    (0.54)   (0.59)   (0.56)    (0.63)   (0.58)
 In excess of net investment
  income.........................
 From net realized gains.........
 Return of capital...............
                                   -------  -------  -------  --------  -------
 Total distributions to
  shareholders...................    (0.54)   (0.59)   (0.56)    (0.63)   (0.58)
                                   -------  -------  -------  --------  -------
Net asset value -- end of
 period..........................  $ 10.24  $  9.69  $  9.66  $   9.94  $  9.92
                                   =======  =======  =======  ========  =======
Total return *...................    11.51%    6.61%    2.89%     6.80%    5.52%
                                   =======  =======  =======  ========  =======
Ratios/supplemental data:
 Net assets, end of period
  (000s).........................  $83,216  $66,957  $54,559  $108,661  $94,256
 Ratio of gross expense to
  average net assets **..........     0.54%    0.53%    0.50%     0.50%    0.49%
 Ratio of net expense to average
  net assets **..................     0.40%    0.40%    0.40%     0.30%    0.40%
 Ratio of investment income less
  gross expenses to average net
  assets **......................     5.22%    5.83%    5.58%     5.84%    5.91%
 Ratio of net investment income
  to average net assets **.......     5.36%    5.96%    5.68%     6.04%    6.00%
 Portfolio turnover rate **......      114%     171%     171%      596%     208%
                                             U.S. Government Fund
                                   ============================================
                                    2001     2000     1999      1998     1997
                                   =======  =======  =======  ========  =======
Net asset value -- beginning of
 period..........................  $ 10.47  $ 10.45  $ 10.90  $  10.56  $ 10.54
                                   -------  -------  -------  --------  -------
Income (loss) from investment
 activities:
 Net investment income...........     0.55     0.59     0.57      0.56     0.60
 Net realized and unrealized
  gains (losses).................     0.77     0.05    (0.39)     0.33     0.02
                                   -------  -------  -------  --------  -------
 Total from investment
  activities.....................     1.32     0.64     0.18      0.89     0.62
                                   -------  -------  -------  --------  -------
Distributions to shareholders:
 From net investment income......    (0.55)   (0.60)   (0.57)    (0.55)   (0.60)
 In excess of net investment
  income.........................
 From net realized gains.........             (0.02)   (0.06)
 Return of capital...............
                                   -------  -------  -------  --------  -------
 Total distributions to
  shareholders...................    (0.55)   (0.62)   (0.63)    (0.55)   (0.60)
                                   -------  -------  -------  --------  -------
Net asset value -- end of
 period..........................  $ 11.24  $ 10.47  $ 10.45  $  10.90  $ 10.56
                                   =======  =======  =======  ========  =======
Total return *...................    12.95%    6.33%    1.76%     8.60%    6.10%
                                   =======  =======  =======  ========  =======
Ratios/supplemental data:
 Net assets, end of period
  (000s).........................  $63,266  $68,434  $72,535  $ 71,855  $15,479
 Ratio of gross expense to
  average net assets **..........     0.53%    0.53%    0.50%     0.54%    0.63%
 Ratio of net expense to average
  net assets **..................     0.40%    0.40%    0.40%     0.34%    0.45%
 Ratio of investment income less
  gross expenses to average net
  assets **......................     4.98%    5.57%    5.29%     5.18%    5.31%
 Ratio of net investment income
  to average net assets **.......     5.11%    5.70%    5.39%     5.38%    5.49%
 Portfolio turnover rate **......      215%     138%     128%      287%     160%

-------
The Fund commenced operations on January 1, 1994.

-------
The Fund commenced operations on January 1, 1995.
 *  Not annualized for periods less than 1 year
**  Annualized for periods less than 1 year

                       See notes to financial statements.

  Paydenfunds

                                       GNMA Fund
                               ============================
                                 2001      2000      1999
                               ========  ========  ========
Net asset value -- beginning
 of period...................  $  10.15  $  10.11  $  10.00
                               --------  --------  --------
Income (loss) from investment
 activities:
 Net investment income.......      0.65      0.69      0.09
 Net realized and unrealized
  gains (losses).............      0.63      0.05      0.10
                               --------  --------  --------
 Total from investment
  activities.................      1.28      0.74      0.19
                               --------  --------  --------
Distributions to
 shareholders:
 From net investment income..     (0.65)    (0.70)    (0.08)
 In excess of net investment
  income.....................
 From net realized gains.....     (0.01)
 Return of capital...........
                               --------  --------  --------
 Total distributions to
  shareholders...............     (0.66)    (0.70)    (0.08)
                               --------  --------  --------
Net asset value -- end of
 period......................  $  10.77  $  10.15  $  10.11
                               ========  ========  ========
Total return *...............     13.00%     7.79%     1.82%
                               ========  ========  ========
Ratios/supplemental data:
 Net assets, end of period
  (000s).....................  $146,296  $113,402  $121,161
 Ratio of gross expense to
  average net assets **......      0.50%     0.48%     0.90%
 Ratio of net expense to
  average net assets **......      0.35%     0.35%     0.35%
 Ratio of investment income
  less gross expenses to
  average net assets **......      6.09%     6.75%     5.41%
 Ratio of net investment
  income to average net
  assets **..................      6.24%     6.88%     5.96%
 Portfolio turnover rate **..        71%       53%       94%
                                      Investment Quality Bond Fund
                               ================================================
                                 2001      2000      1999       1998     1997
                               ========  ========  ========   ========  =======
Net asset value -- beginning
 of period...................  $   9.30  $   9.44  $  10.17   $  10.01  $  9.81
                               --------  --------  --------   --------  -------
Income (loss) from investment
 activities:
 Net investment income.......      0.55      0.63      0.58       0.60     0.58
 Net realized and unrealized
  gains (losses).............      0.88     (0.13)    (0.65)      0.20     0.22
                               --------  --------  --------   --------  -------
 Total from investment
  activities.................      1.43      0.50     (0.07)      0.80     0.80
                               --------  --------  --------   --------  -------
Distributions to
 shareholders:
 From net investment income..     (0.54)    (0.64)    (0.58)     (0.59)   (0.60)
 In excess of net investment
  income.....................
 From net realized gains.....                         (0.08)     (0.05)
 Return of capital...........
                               --------  --------  --------   --------  -------
 Total distributions to
  shareholders...............     (0.54)    (0.64)    (0.66)     (0.64)   (0.60)
                               --------  --------  --------   --------  -------
Net asset value -- end of
 period......................  $  10.19  $   9.30  $   9.44   $  10.17  $ 10.01
                               ========  ========  ========   ========  =======
Total return *...............     15.70%     5.74%    (0.71)%     8.33%    8.44%
                               ========  ========  ========   ========  =======
Ratios/supplemental data:
 Net assets, end of period
  (000s).....................  $149,947  $ 77,243  $195,228   $173,974  $94,987
 Ratio of gross expense to
  average net assets **......      0.54%     0.51%     0.50%      0.50%    0.53%
 Ratio of net expense to
  average net assets **......      0.50%     0.50%     0.50%      0.44%    0.45%
 Ratio of investment income
  less gross expenses to
  average net assets **......      5.59%     6.58%     6.06%      6.06%    5.95%
 Ratio of net investment
  income to average net
  assets **..................      5.63%     6.59%     6.06%      6.12%    6.03%
 Portfolio turnover rate **..       787%      161%       67%       156%     317%

-------
The Fund commenced operations on August 27, 1999.

-------
The Fund commenced operations on January 1, 1994.
 *  Not annualized for periods less than 1 year
**  Annualized for periods less than 1 year

                       See notes to financial statements.

                                                               Annual Report

Financial Highlights continued

For a share outstanding during the period ended October 31st

                                             Total Return Fund
                                ===============================================
                                  2001      2000      1999      1998     1997
                                ========  ========  ========  ========  =======
Net asset value -- beginning
 of period....................  $   9.50  $   9.67  $  10.23  $  10.25  $ 10.00
                                --------  --------  --------  --------  -------
Income (loss) from investment
 activities:
 Net investment income........      0.59      0.68      0.66      0.57     0.46
 Net realized and unrealized
  gains (losses)..............      0.65     (0.16)    (0.60)     0.20     0.23
                                --------  --------  --------  --------  -------
 Total from investment
  activities..................      1.24      0.52      0.06      0.77     0.69
                                --------  --------  --------  --------  -------
Distributions to shareholders:
 From net investment income...     (0.59)    (0.69)    (0.57)    (0.58)   (0.44)
 In excess of net investment
  income......................                                   (0.13)
 From net realized gains......                         (0.05)    (0.08)
 Return of capital............
                                --------  --------  --------  --------  -------
 Total distributions to
  shareholders................     (0.59)    (0.69)    (0.62)    (0.79)   (0.44)
                                --------  --------  --------  --------  -------
Net asset value -- end of
 period.......................  $  10.15  $   9.50  $   9.67  $  10.23  $ 10.25
                                ========  ========  ========  ========  =======
Total return *................     13.38%     5.60%     0.55%     7.72%    7.10%
                                ========  ========  ========  ========  =======
Ratios/supplemental data:
 Net assets, end of period
  (000s)......................  $287,263  $310,250  $230,440  $174,612  $98,863
 Ratio of gross expense to
  average net assets **.......      0.49%     0.50%     0.50%     0.52%    0.69%
 Ratio of net expense to
  average net assets **.......      0.48%     0.50%     0.50%     0.44%    0.45%
 Ratio of investment income
  less gross expenses to
  average net assets **.......      6.13%     6.90%     5.58%     5.99%    5.97%
 Ratio of net investment
  income to average net
  assets **...................      6.14%     6.90%     5.58%     6.07%    6.21%
 Portfolio turnover rate **...       434%      164%       45%      208%     206%
                                         High Income Fund
                                ======================================
                                  2001      2000      1999      1998
                                ========  ========  ========  ========
Net asset value -- beginning
 of period....................  $   8.76  $   9.52  $   9.77  $  10.00
                                --------  --------  --------  --------
Income (loss) from investment
 activities:
 Net investment income........      0.65      0.85      0.89      0.47
 Net realized and unrealized
  gains (losses)..............     (0.53)    (0.78)    (0.34)    (0.34)
                                --------  --------  --------  --------
 Total from investment
  activities..................      0.12      0.07      0.55      0.13
                                --------  --------  --------  --------
Distributions to shareholder:
 From net investment income...     (0.69)    (0.83)    (0.80)    (0.36)
 In excess of net investment
  income......................
 From net realized gains......
 Return of capital............
                                --------  --------  --------  --------
 Total distributions to
  shareholders................     (0.69)    (0.83)    (0.80)    (0.36)
                                --------  --------  --------  --------
Net asset value -- end of
 period.......................  $   8.19  $   8.76  $   9.52  $   9.77
                                ========  ========  ========  ========
Total return *................      1.38%     0.59%     5.65%     1.28%
                                ========  ========  ========  ========
Ratios/supplemental data:
 Net assets, end of period
  (000s)......................  $218,527  $139,491  $109,297  $ 91,669
 Ratio of gross expense to
  average net assets **.......      0.58%     0.57%     0.55%     0.71%
 Ratio of net expense to
  average net assets **.......      0.57%     0.57%     0.55%     0.54%
 Ratio of investment income
  less gross expenses to
  average net assets **.......      8.56%     8.81%     7.99%     7.58%
 Ratio of net investment
  income to average net
  assets **...................      8.57%     8.81%     7.99%     7.75%
 Portfolio turnover rate **...        74%       87%       68%      134%

-------
The Fund commenced operations on December 9, 1996.

-------
The Fund commenced operations on December 30, 1997.
 *  Not annualized for periods less than 1 year
**  Annualized for periods less than 1 year

                       See notes to financial statements.

  Paydenfunds

                                       Short Duration Tax Exempt Fund
                                   ============================================
                                    2001     2000     1999      1998     1997
                                   =======  =======  =======   =======  =======
Net asset value -- beginning of
 period..........................  $  9.87  $  9.87  $ 10.11   $ 10.08  $ 10.01
                                   -------  -------  -------   -------  -------
Income (loss) from investment
 activities:
 Net investment income...........     0.36     0.39     0.37      0.42     0.38
 Net realized and unrealized
  gains (losses).................     0.25     0.02    (0.15)     0.03     0.07
                                   -------  -------  -------   -------  -------
 Total from investment
  activities.....................     0.61     0.41     0.22      0.45     0.45
                                   -------  -------  -------   -------  -------
Distributions to shareholders:
 From net investment income......    (0.36)   (0.39)   (0.37)    (0.41)   (0.38)
 In excess of net investment
  income.........................
 From net realized gains.........             (0.02)   (0.09)    (0.01)
 Return of capital...............
                                   -------  -------  -------   -------  -------
 Total distributions to
  shareholders...................    (0.36)   (0.41)   (0.46)    (0.42)   (0.38)
                                   -------  -------  -------   -------  -------
Net asset value -- end of
 period..........................  $ 10.12  $  9.87  $  9.87   $ 10.11  $ 10.08
                                   =======  =======  =======   =======  =======
Total return *...................     6.31%    4.18%    2.29%     4.55%    4.55%
                                   =======  =======  =======   =======  =======
Ratios/supplemental data:
 Net assets, end of period
  (000s).........................  $17,904  $13,377  $15,061   $16,825  $38,176
 Ratio of gross expense to
  average net assets **..........     0.85%    0.86%    0.85%     0.68%    0.62%
 Ratio of net expense to average
  net assets **..................     0.50%    0.50%    0.50%     0.44%    0.45%
 Ratio of investment income less
  gross expenses to average net
  assets **......................     3.21%    3.57%    3.27%     3.75%    3.58%
 Ratio of net investment income
  to average net assets **.......     3.56%    3.93%    3.62%     3.99%    3.75%
 Portfolio turnover rate **......       55%      73%      54%       53%      57%
                                            Tax Exempt Bond Fund
                                   ============================================
                                    2001     2000     1999      1998     1997
                                   =======  =======  =======   =======  =======
Net asset value -- beginning of
 period..........................  $  9.58  $  9.43  $  9.92   $  9.71  $  9.47
                                   -------  -------  -------   -------  -------
Income (loss) from investment
 activities:
 Net investment income...........     0.42     0.45     0.42      0.40     0.44
 Net realized and unrealized
  gains (losses).................     0.48     0.16    (0.49)     0.20     0.24
                                   -------  -------  -------   -------  -------
 Total from investment
  activities.....................     0.90     0.61    (0.07)     0.60     0.68
                                   -------  -------  -------   -------  -------
Distributions to shareholders:
 From net investment income......    (0.42)   (0.46)   (0.42)    (0.39)   (0.44)
 In excess of net investment
  income.........................
 From net realized gains.........
 Return of capital...............
                                   -------  -------  -------   -------  -------
 Total distributions to
  shareholders...................    (0.42)   (0.46)   (0.42)    (0.39)   (0.44)
                                   -------  -------  -------   -------  -------
Net asset value -- end of
 period..........................  $ 10.06  $  9.58  $  9.43   $  9.92  $  9.71
                                   =======  =======  =======   =======  =======
Total return *...................     9.63%    6.70%   (0.81)%    6.32%    7.33%
                                   =======  =======  =======   =======  =======
Ratios/supplemental data:
 Net assets, end of period
  (000s).........................  $26,093  $24,757  $46,452   $67,889  $57,579
 Ratio of gross expense to
  average net assets **..........     0.68%    0.69%    0.57%     0.57%    0.59%
 Ratio of net expense to average
  net assets  **.................     0.50%    0.52%    0.50%     0.49%    0.45%
 Ratio of investment income less
  gross expenses to average net
  assets **......................     4.10%    4.51%    4.07%     4.00%    4.46%
 Ratio of net investment income
  to average net assets **.......     4.28%    4.68%    4.14%     4.08%    4.60%
 Portfolio turnover rate **......       78%      63%      28%       36%      42%

-------
The Fund commenced operations on September 1, 1994.

-------
The Fund commenced operations on December 21, 1993.
 *  Not annualized for periods less than 1 year
**  Annualized for periods less than 1 year

                       See notes to financial statements.

                                                               Annual Report

Financial Highlights continued

For a share outstanding during the period ended October 31st

                                                      California Municipal
                                                           Income Fund
                                                     =========================
                                                      2001     2000     1999
                                                     =======  =======  =======
Net asset value -- beginning of period.............  $  9.93  $  9.62  $ 10.00
                                                     -------  -------  -------
Income (loss) from investment activities:
 Net investment income.............................     0.40     0.40     0.26
 Net realized and unrealized gains (losses)........     0.49     0.32    (0.38)
                                                     -------  -------  -------
 Total from investment activities..................     0.89     0.72    (0.12)
                                                     -------  -------  -------
Distributions to shareholders:
 From net investment income........................    (0.40)   (0.41)   (0.26)
 In excess of net investment income................
 From net realized gains...........................
 Return of capital.................................
                                                     -------  -------  -------
 Total distributions to shareholders...............    (0.40)   (0.41)   (0.26)
                                                     -------  -------  -------
Net asset value -- end of period...................  $ 10.42  $  9.93  $  9.62
                                                     =======  =======  =======
Total return *.....................................     9.12%    7.68%   (1.22)%
                                                     =======  =======  =======
Ratios/supplemental data:
 Net assets, end of period (000s)..................  $33,693  $34,792  $28,690
 Ratio of gross expense to average net assets **...     0.61%    0.60%    0.77%
 Ratio of net expense to average net assets **.....     0.50%    0.50%    0.50%
 Ratio of investment income less gross expenses to
  average net assets **............................     3.81%    4.12%    3.17%
 Ratio of net investment income to average net
  assets **........................................     3.92%    4.22%    3.44%
 Portfolio turnover rate **........................       31%     101%      39%

-------
The Fund commenced operations on December 17, 1998.
 *  Not annualized for periods less than 1 year
**  Annualized for periods less than 1 year

                       See notes to financial statements.

  Paydenfunds

Independent Auditors' Report


To the Shareholders and Board of Trustees
Payden & Rygel Investment Group:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Payden & Rygel Investment Group (the "Funds"), including Global Short Bond Fund, Global Fixed Income Fund, Emerging Markets Bond Fund, Global Balanced Fund, European Aggressive Growth Fund, World Target Twenty Fund, Growth & Income Fund, Market Return Fund, U.S. Growth Leaders Fund, Small Cap Leaders Fund, Bunker Hill Money Market Fund, Limited Maturity Fund, Short Bond Fund, U.S. Government Fund, GNMA Fund, Investment Quality Bond Fund, Total Return Fund, High Income Fund, Short Duration Tax Exempt Fund, Tax Exempt Bond Fund and California Municipal Income Fund, as of October 31, 2001, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the periods presented. In addition, we have audited the statements of cash flows for the year ended October 31, 2001 for the GNMA Fund, Investment Quality Bond Fund and Total Return Fund. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2001, by correspondence with the Funds' custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of October 31, 2001, the results of their operations, the changes in their net assets, and the financial highlights for the respective stated periods and the results of the cash flows of the GNMA Fund, Investment Quality Bond Fund, and Total Return Fund for the year ended October 31, 2001, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Chicago, Illinois
December 14, 2001

                                                               Annual Report

Trustees


Joan A. Payden, Chairman and Chief Executive Officer
  President and CEO, Payden & Rygel

W.D. Hilton, Jr.
  President & CEO, Trust Services, Inc.

J. Clayburn La Force
  University of California, Los Angeles
  Dean Emeritus, The John E. Anderson Graduate
     School of Management

Gerald S. Levey, M.D.
  University of California, Los Angeles
     Provost, Medical Sciences and Dean, UCLA School of Medicine

Thomas V. McKernan, Jr.
  President and Chief Executive Officer
     Automobile Club of Southern California

Christopher N. Orndorff
  Managing Principal, Payden & Rygel

Dennis C. Poulsen
  Chairman of the Board, Rose Hills Company

Stender E. Sweeney
  Private Investor

Mary Beth Syal
  Managing Principal, Payden & Rygel

  Paydenfunds

IMPORTANT INFORMATION: The information contained in this report is intended for shareholders of the Paydenfunds only. it is not authorized for distribution to prospective investors unless accompanied or preceded by a current prospectus which provides further details.
   The performance numbers presented in this report are derived from historical market data. There is no guarantee of future performance nor are Fund shares guaranteed. Investment return and principal value of an investment in a fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. Fund shares are sold through Payden & Rygel Distributors, member NASD.

                               GLOBAL BOND FUNDS
                            Global Short Bond Fund
                           Global Fixed Income Fund
                         Emerging Markets Bond Fund

                              GLOBAL STOCK FUNDS
                             Global Balanced Fund
                        European Aggressive Growth Fund
                           World Target Twenty Fund

                             DOMESTIC STOCK FUNDS
                             Growth & Income Fund
                              Market Return Fund
                           U.S. Growth Leaders Fund
                             Small Cap Leaders Fund

                              DOMESTIC BOND FUNDS
                         Bunker Hill Money Market Fund
                             Limited Maturity Fund
                                Short Bond Fund
                             U.S. Government Fund
                                   GNMA Fund
                         Investment Quality Bond Fund
                               Total Return Fund
                               High Income Fund

                             TAX EXEMPT BOND FUNDS
                        Short Duration Tax Exempt Fund
                             Tax Exempt Bond Fund
                       California Municipal Income Fund


                             [LOGO OF PAYDENFUNDS]

                                  Paydenfunds

               333 South Grand Ave Los Angeles, California 90071
             1-800-5-PAYDEN  1-800-572-9336  www.paydenfunds.com